UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Perdoceo Education Corporation

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PERDOCEO EDUCATION CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

June 3, 2021

NOTICE AND PROXY STATEMENT

April 20, 2021

Dear Stockholder:

I cordially invite you to attend our 2021 Annual Meeting of Stockholders on June 3, 2021. The Annual Meeting will start promptly at 9:00 a.m., Central Daylight Saving Time, at our campus support center at Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173. If you plan to attend the 2021 Annual Meeting, please call our Investor Relations support team at the Alpha IR Group at (312) 445-2870.

The attached Notice of Annual Meeting and Proxy Statement describes how our Board of Directors operates, provides biographical information on our director nominees, gives information for the voting matters to be acted upon at the Annual Meeting and explains the proxy voting process.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please take a moment now to vote your shares by Internet or by toll-free telephone call. If you received a paper copy of the Notice of Annual Meeting and Proxy Statement, you may also vote your shares by signing, dating and returning the enclosed proxy card or voting instruction form.

We look forward to seeing you on June 3, 2021 and urge you to vote as soon as possible.

Sincerely,

Todd S. Nelson President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF PERDOCEO EDUCATION CORPORATION

TO BE HELD ON JUNE 3, 2021

Time: Registration begins: 8:30 a.m., Central Daylight Saving Time

Admission to the meeting: 8:45 a.m.    Meeting begins: 9:00 a.m.

Date:	June 3, 2021

Place:	Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173

To the Stockholders of Perdoceo Education Corporation:

We will hold our 2021 Annual Meeting of Stockholders at the time, date and location specified above, to act and vote on the following matters:

(1)	To elect nine directors of Perdoceo Education Corporation;

(2)	To approve, by a non-binding advisory vote, executive compensation paid by Perdoceo Education Corporation to its named executive officers, commonly referred to as a “Say-on-Pay” proposal;

(3)	To approve the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan;

(4)	To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2021; and

(5)	To consider any other business or matter that is properly raised at the meeting or at any adjournments or postponements of the meeting.

Only stockholders of record at the close of business on April 6, 2021, the record date, are entitled to notice of and to vote at the meeting. Please contact Georgeson LLC, our proxy solicitation firm, toll-free at (866) 856-6388 if you have any questions regarding voting.

By order of the Board of Directors,

Jeffrey D. Ayers
Corporate Secretary

Schaumburg, Illinois

April 20, 2021

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 3, 2021

The Proxy Statement and Annual Report on Form 10-K and the means to vote by Internet are available at www.ProxyVote.com.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the proxy card mailed to those who receive paper copies of the Notice of Annual Meeting and Proxy Statement.

PROXY STATEMENT

PROXY STATEMENT

Perdoceo Education Corporation

231 North Martingale Road

Schaumburg, Illinois 60173

(847) 781-3600

INFORMATION ABOUT VOTING AND THE MEETING

Why did I receive these proxy materials?

Perdoceo Education Corporation (“Perdoceo,” the “Company,” “we,” “us” or “our”) is holding its 2021 Annual Meeting of Stockholders on June 3, 2021. You have received these materials in connection with the solicitation of proxies by our Board of Directors for the 2021 Annual Meeting and for any adjournment or postponement thereof.

You are invited to attend the 2021 Annual Meeting of Stockholders on June 3, 2021, beginning at 9:00 a.m., Central Daylight Saving Time. The Annual Meeting will be held at our campus support center at Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173. If you plan to attend the 2021 Annual Meeting, please call our Investor Relations support team at the Alpha IR Group at (312) 445-2870.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we provide our stockholders with the choice of accessing the 2021 Annual Meeting proxy materials on the Internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares. The notice will also tell you how to request our proxy materials in printed form or by email, at no charge. The Company believes this process provides its stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and delivering the proxy materials.

We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to stockholders beginning on or about April 20, 2021.

Who is entitled to vote at the Annual Meeting?

Stockholders of Perdoceo, as recorded in our stock transfer records as of the close of business on April 6, 2021 (the “Record Date”), are entitled to vote at the 2021 Annual Meeting.

Outstanding Shares

As of the Record Date, the Company had 70,439,842 outstanding shares of common stock. Each outstanding share of common stock is entitled to one vote on each voting matter at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the 2021 Annual Meeting. Stockholders will be admitted to the meeting beginning at 8:45 a.m., Central Daylight Saving Time. Seating will be limited. If you plan to attend the 2021 Annual Meeting, please call our Investor Relations support team at the Alpha IR Group at (312) 445-2870.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your ownership of the Company’s common stock, such as a bank or brokerage account statement, and a form of personal identification, to be admitted to the Annual Meeting. No cameras, recording equipment, large bags, briefcases or packages will be permitted at the 2021 Annual Meeting. All electronic devices will need to be turned off during the 2021 Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

You hold shares as a stockholder of record if your shares are registered directly in your name in our stock transfer records, which are managed by Computershare Trust Company, N.A., our transfer agent. The Company provides the proxy materials directly to you as a stockholder of record.

You hold shares as a beneficial owner if your shares are held in a stock brokerage account or by a bank or other holder of record. This form of ownership is commonly referred to as holding shares in “street name.” Your broker, bank or other stockholder of record forwards the proxy materials and that stockholder of record’s voting instructions to you. As the beneficial owner, you direct your broker, bank or other stockholder of record how to vote your shares by following the instructions provided.

How do proxies work?

Our Board of Directors is asking you to appoint Jeffrey D. Ayers and Michele R. Chaffee as your proxy holders to vote your shares at the 2021 Annual Meeting. Mr. Ayers is the Company’s Senior Vice President, General Counsel and Corporate Secretary, and Ms. Chaffee is Associate General Counsel.

You may appoint these individuals by voting your shares by Internet or by toll-free telephone call, as described below. If you receive a paper copy of the Notice of Annual Meeting and Proxy Statement, you may also vote your shares by signing, dating and returning the enclosed proxy card or voting instruction form.

Giving us your Internet or telephone vote (or signed proxy card or voting instruction form) means that you authorize Mr. Ayers and Ms. Chaffee to vote your shares at the 2021 Annual Meeting according to the voting directions you provide through the Internet or telephone voting procedures (or on the proxy card or voting instruction form).

You may vote for or against all, some or none of our director candidates. You may also provide your (a) advisory vote for or against approval of compensation paid by the Company to its named executive officers, commonly referred to as a “Say-on-Pay” proposal, (b) vote for or against the approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan, and (c) vote for or against the ratification of the selection of the Company’s independent registered public accounting firm. You may also choose to abstain from voting on any of these matters.

Unless you indicate otherwise through the Internet or telephone voting procedures (or on your proxy card or voting instruction form), you also authorize your proxy holders, to the extent permitted under securities regulations, to vote your shares on any matters not known by the Board of Directors at the time this Proxy Statement was printed and that, under our By-Laws, may be properly presented for action at the 2021 Annual Meeting.

How do I vote if I am the stockholder of record?

You can vote in person at the meeting by completing a ballot at the meeting or you can vote by proxy as follows:

By Internet:    The website for Internet voting is listed in the Notice Regarding the Availability of Proxy Materials (or on the proxy card if you receive a paper copy of the Proxy Statement). Internet voting allows you to confirm that your instructions have been followed.

By telephone:    Use the toll-free number listed in the Notice Regarding the Availability of Proxy Materials (or on the proxy card if you receive a paper copy of the Proxy Statement). Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly received.

By mail (if you receive a paper copy of the Proxy Statement):    Complete, sign, date and return your proxy card in the enclosed pre-addressed, postage-paid envelope.

Internet and telephone voting procedures use a control number that appears on your Notice Regarding the Availability of Proxy Materials (or on your proxy card if you receive a paper copy of the Proxy Statement) to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been properly recorded.

If you vote by Internet or telephone, you do not need to sign and return the proxy card.

Each Internet or telephone vote and each executed and returned proxy card will be voted as directed. If you do not provide voting directions, the proxy will be voted in accordance with the Board’s voting recommendations contained in this Proxy Statement.

Please contact our proxy solicitation firm, Georgeson LLC, toll-free at (866) 856-6388 if you have any questions regarding voting.

How do I vote if I am a beneficial owner through a stock brokerage account, a bank or other holder of record?

You will receive materials and instructions from your stockbroker, bank or other firm that you must follow in order to have your shares voted.

You will not be able to vote in person at the 2021 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other firm and present it at the 2021 Annual Meeting.

Stockholders are advised to provide their voting instructions promptly to allow brokers sufficient time to process the voting instructions. Broker non-votes will be included for purposes of determining whether a quorum is present at the 2021 Annual Meeting. Broker non-votes are proxies received by Perdoceo from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

What is a quorum?

A quorum is the number of shares that must be present at a meeting to have a valid meeting and valid vote. The required quorum to transact business at the 2021 Annual Meeting is a majority of the voting power of shares of Perdoceo common stock issued and outstanding and entitled to vote as of the Record Date.

The inspector of elections appointed for the 2021 Annual Meeting will tabulate the votes cast by proxy and in person at the 2021 Annual Meeting to determine whether or not a quorum is present. For purposes of determining whether a quorum is present, the inspector of elections will count abstentions and broker non-votes as shares that are present and entitled to vote.

Who will count the vote?

At the 2021 Annual Meeting, the inspector of elections appointed by the Board of Directors will tabulate the voting results.

What are the Board of Directors’ recommendations on each proposal?

The Board of Directors recommends that you:

•	Vote FOR all of the Board of Directors’ nominees for election as directors.

•	Vote FOR the non-binding stockholder advisory vote to approve executive compensation paid by the Company to its named executive officers.

•	Vote FOR the approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan.

•	Vote FOR the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2021.

What vote is required to approve each proposal?

•

Election of Directors:    Each outstanding share of our common stock is entitled to one vote for as many separate nominees as there are directors to be elected. If none of our stockholders provides the Company with notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a director election, or if our stockholders have withdrawn all such nominations by the tenth day before the Company mails its notice of meeting to our stockholders, a nominee for director will be elected to the Board of Directors if the votes cast “FOR” the nominee exceed the votes cast “AGAINST” the nominee. If the number of director nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the votes cast at the 2021 Annual Meeting. If directors are to be elected by a plurality of the votes cast, stockholders are not permitted to vote against a nominee. Abstentions and broker non-votes have no effect on the election of directors, because directors receiving a majority of votes cast will be elected.

•

Advisory Vote on Executive Compensation:    Approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers requires the favorable vote of a majority of the shares of common stock present in person or by proxy and entitled to vote the subject matter at the 2021 Annual Meeting. Abstentions are treated as shares present and not voting, so abstaining has the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the vote.

•

Approval of Amended and Restated 2016 Incentive Compensation Plan:    Approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan requires the favorable vote of a majority of the shares of common stock present in person or by proxy and entitled to vote the subject matter at the 2021 Annual Meeting. Abstentions are treated as shares present and not voting, so abstaining has the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the vote.

•

Ratification of Independent Registered Public Accounting Firm:    Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for 2021 requires the favorable vote of a majority of the shares of common stock present in person or by proxy at the 2021 Annual Meeting. Abstentions are treated as shares present and not voting, so abstaining has the same effect as a vote “AGAINST” this proposal. This proposal to ratify the appointment of Grant Thornton LLP will be considered a “routine” matter, and accordingly, brokers and other nominees will have discretionary authority to vote on this proposal.

As provided by law, the advisory vote to approve executive compensation is non-binding. The Board will review and consider the results of the vote when determining executive compensation.

What happens if a director nominee does not receive sufficient votes to be elected to the Board of Directors?

Under Delaware law, an incumbent director who fails to receive the required vote “holds over,” or continues to serve as a director, until his or her successor is elected and qualified. The Company’s Corporate Governance Guidelines provide that the Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election and that if an incumbent director fails to receive the required vote for re-election, the Nominating and Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating and Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. If the failure of a nominee to be elected at the 2021 Annual Meeting results in a vacancy on the Board, the Board may act to fill that vacancy.

Can I change my vote or revoke my proxy?

Yes. Even after you have submitted your proxy, you may change your vote at any time before it is voted at the 2021 Annual Meeting. To change your vote for shares you own directly as a stockholder of record, you may:

•	vote again at a later date by Internet or telephone; or

•	deliver a signed and dated proxy card that is dated later than your prior executed proxy card; or

•	submit a revocation letter with a later date than your proxy card to Perdoceo’s Corporate Secretary; or

•	attend the 2021 Annual Meeting and vote in person.

To revoke your proxy or instructions for shares you hold beneficially in “street name,” you can revoke your voting instructions by informing the holder of record in accordance with that holder’s procedures.

Could other matters be decided at the Annual Meeting?

Yes. At the date of this Proxy Statement, we did not know of any other matters to be presented for consideration at the 2021 Annual Meeting. If any other item or matter does properly come before the 2021 Annual Meeting, your proxy holders will vote in their discretion on that item or matter, to the extent permitted under the regulations of the SEC.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. An alphabetical list of stockholders of record entitled to vote at the 2021 Annual Meeting, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the 2021 Annual Meeting during ordinary business hours commencing May 24, 2021, and continuing through the date of the 2021 Annual Meeting at our principal offices, 231 North Martingale Road, Schaumburg, Illinois 60173.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record sharing a single address can choose to receive only one annual report to stockholders, proxy statement or notice of Internet availability of proxy materials, as applicable. This “householding” practice reduces our printing and postage costs. However, if you or another stockholder of record at a single address wish to receive a separate Annual Report or Proxy Statement this year or in the future, you, he or she may do so. Please contact our Investor Relations support team at the Alpha IR Group at (312) 445-2870 or write to us at Investor Relations, Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173.

If you are a “street name” holder, you can request householding by contacting your bank or broker.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K on the Internet?

Perdoceo’s Annual Report on Form 10-K for the year ended December 31, 2020, containing financial and other information pertaining to our company, is being made available to stockholders with this Notice of Annual Meeting and Proxy Statement. The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at www.ProxyVote.com.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Board of Directors

The current members of the Board of Directors are:

Dennis H. Chookaszian	Kenda B. Gonzales	Patrick W. Gross
William D. Hansen	Gregory L. Jackson	Thomas B. Lally
Todd S. Nelson	Leslie T. Thornton	Alan D. Wheat

The Board of Directors met seven times in 2020. Each incumbent director attended at least 75% of the total number of Board meetings and at least 75% of the total number of meetings of the Committees on which he or she served during the period he or she served as a director or Committee member.

Directors are expected to attend annual meetings of the Company’s stockholders, including the 2021 Annual Meeting, absent unusual circumstances. The 2020 Annual Meeting of the Company’s stockholders was not attended by any of the directors who served on the Board at the time of that meeting due to the COVID-19 pandemic.

Board Leadership Structure

The Board believes that separating the Chairman of the Board and the President and Chief Executive Officer positions serves the best interests of the Company and its stockholders because it enhances communication among the Board and members of the senior executive team and enables the Board to more effectively oversee the Company’s strategy and strategy implementation. Thomas Lally has served as Chairman of the Board since October 26, 2015. In 2015 through 2021, the Board affirmatively determined that Mr. Lally was an “independent director” under the Nasdaq listing standards.

The Corporate Governance Guidelines provide that in the event the same individual serves as both the Chairman of the Board and Chief Executive Officer, the non-employee directors of the Board of Directors will designate a non-employee director to serve as the Lead Director. The responsibilities of a Lead Director are to preside at all meetings of the Board at which the Chairman of the Board is not present, including serving as the chairperson of the Board’s executive sessions of non-employee directors; serve as liaison between the Chief Executive Officer and non-employee directors; consult with, and provide input to, the Chairman of the Board regarding the agenda for Board meetings and meeting schedules; and otherwise perform duties as may be delegated by the Board to assist the Board in fulfilling its responsibilities. In addition, the Lead Director has the authority to call meetings of the non-employee directors and is responsible for conducting exit interviews with resigning executive officers and such other persons as the Board deems necessary or appropriate.

Risk Oversight

The Board of Directors as a whole oversees the Company’s risk management through both the Company’s enterprise risk management process and the internal audit function. While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its Committees as described below under the heading “Committees of the Board of Directors.”

The Company has a long-standing Risk Committee which is currently comprised of the Chief Executive Officer (who serves as the chair), Chief Financial Officer, General Counsel, Chief Compliance Officer, Chief Internal Auditor, Senior Vice President—Corporate Tax, Risk and Real Estate, Senior Vice President—American InterContinental University, Senior Vice President—Colorado Technical University, Chief Information Officer and Vice President—Human Resources. The Risk Committee is intended to meet quarterly to review enterprise-wide, business-unit specific and other discrete topic risk surveys and assessments. The Committee then utilizes the survey results to identify and prioritize the Company’s top risks, and develop implementation plans to manage the risks. The Risk Committee reports at least annually to the Compliance and Risk Committee regarding identified enterprise risks, risk assessment and mitigation, effectiveness of risk management and related matters, with quarterly reports on specific areas of focus by the Company and other risk management related topics.

The Chief Internal Auditor reports directly to the Audit Committee of the Board. The Company’s Internal Audit function prepares both annual and three-year audit plans identifying specific audit activities, scope and prioritization. These audit plans are developed utilizing the enterprise risk management survey results, the COSO framework for internal controls and the IT Governance Institute’s COBIT framework and are linked to the Company’s annual business plan.

Cybersecurity.    The Company focuses significant resources on protecting our technology infrastructure and the personal information therein regarding applicants, our students, their families, our alumni and our employees. The Compliance and Risk Committee oversees the Company’s management of cybersecurity risk. It reviews information security matters quarterly given their importance to the Company, and the full Board receives a report on cybersecurity matters at least annually. To bolster our internal efforts to mitigate the risks posed by cybersecurity incidents and cyber-attacks, the Company engages third party experts to perform periodic cyber assessments, including security assessments using the National Institute of Standards and Technology (NIST) cybersecurity framework. Additionally, the Company has an information security policy and requires annual information technology security awareness training by employees. The privacy of student records under the Family Educational Rights and Privacy Act of 1974 (FERPA) is addressed by our information security policy. Information technology employees are also required to acknowledge our IT employee code of conduct on an annual basis. The Company maintains a cybersecurity risk insurance policy as an additional element of our risk mitigation strategy.

Corporate Governance Guidelines and Ethics Codes

The Board of Directors has adopted Corporate Governance Guidelines to assist it in fulfilling its responsibility to exercise its business judgment to act in what it believes to be the best interest of our stockholders. The Corporate Governance Guidelines, as amended, are posted on the Company’s website, www.perdoceoed.com, in the Investor Relations section.

The Board of Directors has adopted a Code of Ethics for Executive Officers specifically applicable to our executive officers and senior financial officers, including our principal executive officer and principal financial and accounting officers. We have also adopted a Code of Business Conduct and Ethics to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Business Conduct and Ethics is applicable to all of our employees, officers and directors. The Code of Business Conduct and Ethics also incorporates the Company’s Conflicts of Interest Policy, among other policies. Employees are required to complete an annual ethics training course. The Company’s EthicsMatters Hotline provides for anonymous reporting of suspected violations of these Codes, and retaliation against anyone who in good faith reports a concern or cooperates with an investigation is a violation of the Code of Business Conduct and Ethics and will not be tolerated. These Codes are available on our website at www.perdoceoed.com in the Investor Relations section. Any amendments of these Codes will be promptly posted on our website. The Board of Directors must approve any waiver of one or more provisions of these Codes for executive officers or directors. Any waiver approved by the Board will be disclosed promptly on our Internet site and as otherwise required by the rules of the SEC and Nasdaq.

Transactions with Related Persons

The Board of Directors and the Company have established certain policies and procedures regarding review and approval of activities involving related person transactions as defined under applicable SEC regulations. Related persons include anyone who is, or has been since the beginning of the last fiscal year, a director or director nominee, an executive officer, a stockholder owning 5% or more of our outstanding common stock, and any immediate family member or associate of any of these persons. A person’s “immediate family” includes his or her spouse, parents, step-parents, children, step-children, brothers and sisters, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than a tenant or employee) sharing the person’s home. A person’s “associates” include (a) any corporation or organization (other than the Company or its subsidiaries) of which the person is an officer or partner, or is directly or indirectly the beneficial owner of 10% or more of any class of equity securities; (b) any trust or other estate in which the person has a substantial beneficial interest or serves as trustee or in a similar fiduciary capacity; and (c) any member of the person’s immediate family who has the same home as the person or who is a director or officer of the Company or any of its subsidiaries.

As stated in the Audit Committee charter, the Board has delegated to the Audit Committee the responsibility to review, approve or ratify any transactions with related persons required to be reported in the Company’s periodic reports with the SEC to determine if each transaction is in the best interests of the Company and its stockholders and is consistent with applicable legal or regulatory requirements. Various policies and procedures require disclosure of and assist with monitoring for transactions or relationships that may constitute potential related person transactions. The Company’s Code of Business Conduct and Ethics and the Code of Ethics for Executive Officers discussed above under the heading “Corporate Governance Guidelines and Ethics Codes” require disclosure of potential conflicts of interest. The Company’s EthicsMatters Hotline for anonymous reporting of suspected violations of these Codes supports our monitoring procedures. Directors and executive officers are also required to disclose potential and existing related person transactions when completing annual questionnaires. Corporate legal and accounting staff members also review non-employment related payments to any director or executive officer or any entity that has been identified as a potential affiliate of a director or executive officer.

Based on these reviews, there have been no related person transactions that would require disclosure in this Proxy Statement, nor are we aware of any business or other relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Corporate Responsibility

We are committed to meeting the needs of our students and conducting our business in ways that are responsible for the environment, the community and our stakeholders without compromising the ability of future generations to meet their own needs. We also recognize the importance of holistic social policies and practices in encouraging and equipping employees to be effective contributors within our organization and the surrounding communities.

We believe education can help students pursue their goals and provide opportunities to achieve a more sustainable world. We strive to address ongoing environmental concerns, implement responsible social practices and effectively manage sustainability risks and opportunities in order to promote long-term sustainable growth. With a deliberate focus and commitment to the engagement of our employees and educational institutions, we strive to fulfill our mission to serve as an innovator in higher education, and to operate our business in a way that respects our students, employees, the community and the planet. The Sustainability section of our website at www.perdoceoed.com highlights some of our responsible environmental practices, our values, our tuition assistance program that supports the professional development of our employees and their dependents, our support of community involvement by providing our eligible employees with paid volunteer time off, the importance of diversity and inclusion and our scholarship funds to benefit our students. Nothing on our website, including our Sustainability page, shall be incorporated by reference into this Proxy Statement.

Committees of the Board of Directors

The Board of Directors has established a standing Audit Committee, Compensation Committee, Compliance and Risk Committee and Nominating and Governance Committee, each composed entirely of directors who are “independent,” as defined in the Nasdaq listing standards. Each Committee has a written charter that is posted on our website, www.perdoceoed.com, in the Investor Relations section. Each Committee reports to the full Board of Directors regarding carrying out the Committee responsibilities set forth in its charter. In 2020, the Audit Committee held eight meetings, the Compensation Committee held four meetings, the Compliance and Risk Committee held four meetings, and the Nominating and Governance Committee held five meetings.

The Board determines the Committee assignments annually following the election of directors at the Annual Meeting of Stockholders and at other times as circumstances warrant, in each case upon the recommendation of the Nominating and Governance Committee. The current Committee assignments of the non-employee directors are shown in the table below.

Director	Audit	Compensation	Compliance and Risk	Nominating and Governance
Dennis H. Chookaszian	X		X	X
Kenda B. Gonzales	X (Chairperson)		X
Patrick W. Gross (1)(2)	X	X	X (Chairperson)
William D. Hansen		X (Chairperson)		X
Gregory L. Jackson		X		X (Chairperson)
Thomas B. Lally (3)
Leslie T. Thornton (1)(4)	X		X	X
Alan D. Wheat (5)

(1)	In 2020 Ms. Thornton was the Chairperson of the Compliance and Risk Committee through May 28, 2020 when Mr. Gross assumed that role.

(2)	Mr. Gross joined the Audit Committee on May 28, 2020.

(3)	Mr. Lally was appointed Chairman of the Board on October 26, 2015.

(4)	Ms. Thornton joined the Nominating and Governance Committee on May 28, 2020.

(5)	Mr. Wheat joined the Board on March 8, 2021 and has not yet been assigned to any Committees.

Audit Committee

The Audit Committee, among other of its responsibilities:

•

Oversees our accounting and financial reporting processes, audits of our financial statements, the internal audit department, qualitative aspects of financial reporting to stockholders and the Company’s processes to manage business and financial risk.

•	Retains and oversees our independent registered public accounting firm, including reviewing its independence.

•	Pre-approves all audit services and permissible non-audit services.

•	Reviews, approves or ratifies any transactions with related persons required to be reported in the Company’s periodic reports with the SEC.

The Audit Committee is composed solely of directors who meet all of the independence standards for audit committee members as set forth in the Sarbanes-Oxley Act of 2002, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq listing standards. After reviewing the qualifications of the Audit Committee’s members, and any relationships they have with Perdoceo that might affect their independence from

Perdoceo, the Board of Directors determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act and as defined in the Nasdaq listing standards, (2) all current members of the Audit Committee are financially literate, and (3) Mr. Chookaszian and Ms. Gonzales qualify as an audit committee financial expert under the applicable rules promulgated under the Exchange Act.

Compensation Committee

The Compensation Committee, among other of its responsibilities:

•	Establishes and reviews the overall compensation philosophy of the Company.

•

Reviews and approves the corporate goals and objectives relevant to Chief Executive Officer compensation; evaluates the Chief Executive Officer’s performance in light of those goals and objectives; determines the Chief Executive Officer’s compensation level based on this evaluation; and presents this assessment and determination to the full Board for ratification.

•	Reviews and approves the compensation of each of our other executive officers, based, in part, upon recommendations from the President and Chief Executive Officer.

•	Administers the Company’s incentive compensation plans.

•

Approves and evaluates all compensation plans, policies and programs as they affect the executive officers, except for broad-based welfare, retirement and other benefit plans, policies and programs applicable to employees generally (the responsibility for which has been delegated to the Company’s Employee Benefits Committee).

See “Executive Officers and Executive Compensation—Compensation Discussion and Analysis” and “—Report of the Compensation Committee of the Board of Directors” below.

The Compensation Committee is composed solely of directors who meet all of the independence standards for compensation committee members as set forth in the Exchange Act and Nasdaq listing standards. After reviewing any relationships the Compensation Committee members have with Perdoceo that might affect their independence from Perdoceo, the Board of Directors has determined that all current members of the Compensation Committee are “independent” as that concept is defined by Rule 10C-1 under the Exchange Act and as defined in the Nasdaq listing standards.

Delegation of Authority.    The Compensation Committee Charter specifies that the President and Chief Executive Officer establishes incentive awards, termination arrangements and salary levels for officers other than our executive officers; the President and Chief Executive Officer provides periodic reports to the Compensation Committee on these matters.

Pursuant to the Company’s 2016 Incentive Compensation Plan (the “2016 Plan”) and guidelines and procedures adopted thereunder, the Compensation Committee has delegated authority to our President and Chief Executive Officer to make equity awards to new employees and existing employees (except those who are executive officers under Section 16 of the Exchange Act) of up to 100,000 shares of restricted stock or restricted stock units and up to 100,000 shares in the form of stock options during any 12-month period, with no individual award to exceed 50,000 shares or a total value of $100,000.

The Compensation Committee and the Board also have established an Employee Benefits Committee to administer our health and welfare plans, our Employee Stock Purchase Plan (a Section 423 plan under the Internal Revenue Code), our 401(k) plan and general employee benefits plans and programs (but excluding any plans or programs affecting solely our executive officer group). The Employee Benefits Committee is composed of the Chief Financial Officer, General Counsel, Senior Vice President—Corporate Tax, Risk and Real Estate and the designated representative from the Human Resources department. This Committee reports its activities and actions to the Compensation Committee on a quarterly basis.

Role of Executive Officers and Management.    The Chief Financial Officer, General Counsel and Vice President—Compensation and Benefits generally attend each meeting of the Compensation Committee (except for its executive sessions without management present) to provide input regarding senior management’s view on our overall compensation programs, to provide feedback from key management on the forms of compensation and whether specific forms of compensation and specific performance measures and targets provide appropriate incentives for desired goals and objectives, and to provide the Compensation Committee with information such as each executive’s experience, compensation and promotion history, development and other materials necessary or useful to the Compensation Committee’s deliberations. The President and Chief Executive Officer generally attends the meetings of the Compensation Committee (except for its executive sessions without management present) and submits recommendations to the Compensation Committee concerning performance and pay for the executive officers, excluding himself. As noted above, the President and Chief Executive Officer establishes incentive awards, termination arrangements and compensation levels for Company officers other than the executive officers, which he does in consultation with the Human Resources department.

Role of Compensation Consultants and Compensation Consultant Conflicts of Interest.    As further described below in “Executive Officers and Executive Compensation—Compensation Discussion and Analysis,” the Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation and benefits consulting firm, to assist the Compensation Committee on executive compensation matters. FW Cook advises the Compensation Committee on compensation trends and practices, prepares competitive market reviews on executive compensation levels, provides analyses and data compilations regarding executive compensation and advises on executive pay recommendations for our executive officers. A representative of FW Cook attends most meetings of the Compensation Committee, including certain executive sessions without management present.

The Compensation Committee has adopted a policy requiring its compensation consultant to be independent of Company management. The policy requires that the independent consultant:

•	Be retained and terminated by the Compensation Committee.

•	Report solely to the Compensation Committee.

•	Be independent of the Company.

•

Not provide any service or undertake any work for the Company other than that performed for the Compensation Committee, and as may from time to time be authorized by the Compensation Committee at the request of the Nominating and Governance Committee of the Board of Directors.

•

Not provide any unrelated services or products to the Company and its affiliates or management, except as allowed under the rules and regulations of the SEC and of any national stock exchange on which securities of the Company are listed.

The Compensation Committee performs a periodic assessment of its consultant’s independence in which it considers the nature and amount of work performed during the year, the nature of any unrelated services performed for the Company, the amount of fees paid for those services in relation to the firm’s total revenues, the consultant’s policies and procedures designed to prevent conflicts of interest, any business or personal relationships between the consultant and any Compensation Committee member or executive officer, and the amount of Company stock owned by the consultants working for the Company. The consultant also periodically prepares a letter for the Compensation Committee providing appropriate assurances and confirmation of the consultant’s independent status. In 2020, FW Cook did not provide any services to the Company beyond its role as independent consultant to the Compensation and Nominating and Governance Committees. The Compensation Committee determined that the work of FW Cook as compensation consultant to the Committee does not raise any conflict of interest.

Compliance and Risk Committee

On May 31, 2018, the Board expanded the purpose and responsibilities of the Compliance Committee and it became the Compliance and Risk Committee. The Compliance and Risk Committee, among other of its responsibilities:

•	Reviews significant compliance and risk areas and the steps the Company has taken to monitor, control and report these exposures.

•	Monitors the effectiveness of, and recommends improvements to, the Company’s compliance and risk programs.

•

Reviews and approves the Company’s compliance and risk governance structure, including the enterprise risk management and information security frameworks, key risk policies and critical risk tolerance adopted by the Company.

•	Reviews and monitors Company policies and framework pertaining to information security and cyber threats.

•	Reviews the effectiveness of the Company’s system for monitoring compliance with laws and regulations relating to the administration of student financial aid and related matters.

•	Monitors compliance with the Company’s codes of conduct and ethics.

•	Monitors procedures for the receipt, retention and treatment of complaints received by the Company regarding compliance matters.

The Compliance and Risk Committee works closely with other Committees of the Board to ensure related matters are addressed in the appropriate Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, among other of its responsibilities:

•	Identifies candidates who are eligible to serve as directors under the qualification standards set forth in our Corporate Governance Guidelines.

•	Reviews the size and structure of the Board, including the independence of the directors.

•	Recommends the membership of Board Committees to the Board of Directors.

•	Monitors and identifies best practices in corporate governance and recommends, to the extent required or considered desirable, corporate governance principles to the Board.

•	Reviews potential conflicts of interest of prospective Board members.

•	Reviews and recommends to the Board the compensation and benefits of directors, taking into consideration the director compensation goals included in the Corporate Governance Guidelines.

•	Oversees the evaluation of the Board and each Board Committee, including through coordinating annual Board self-assessments and evaluations.

Director Selection Process

Director Independence

Our Corporate Governance Guidelines and Nominating and Governance charter require that at least two-thirds of the Board consist of non-employee independent directors as defined under Nasdaq’s listing standards and any other applicable laws or regulations.

Nominating Procedures and Director Qualifications

Our Seventh Amended and Restated By-Laws address the director nominee selection process and our Corporate Governance Guidelines address director qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including stockholder and Board recommendations. The Nominating and Governance Committee does not evaluate candidates differently based on who has proposed the candidate. The Nominating and Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating director candidates. Alan Wheat, who joined the Board on March 8, 2021, was recommended by a non-employee director. The Nominating and Governance Committee recommends candidates for nomination to the Board of Directors.

Stockholders who wish to suggest qualified director candidates for consideration by the Nominating and Governance Committee should write to the Corporate Secretary, Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173 specifying the name of the candidate and stating in detail the person’s qualifications. A written statement from the candidate, consenting to be named as a candidate and to serve as a director if nominated and elected, should accompany the recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must comply with the Company’s By-Laws regarding stockholder proposals and nominations. See “Other Information—Proposals of Stockholders” contained in this Proxy Statement.

The Nominating and Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a nominee recommended by the Nominating and Governance Committee or by a stockholder. The Nominating and Governance Committee believes that each member of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with his or her performance as a director. In evaluating and selecting new directors, the Nominating and Governance Committee considers whether the candidate meets the definition of independent director as specified in Nasdaq’s listing standards, as well as such candidate’s strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need for the Board.

In addition, while the Nominating and Governance Committee does not have a formal policy mandating the consideration of diversity in identifying or evaluating director nominees or directors, the Nominating and Governance Committee considers factors such as diversity when evaluating directors and director candidates, with diversity being broadly understood by the Nominating and Governance Committee to mean a variety of backgrounds, qualifications and personal characteristics. The Nominating and Governance Committee has sought candidates with diverse backgrounds and experience in academia, government regulation of postsecondary education, investing, Internet and digital media, accounting, finance and public companies to provide the Board with informed perspectives on the complex business and regulatory environment in which the Company operates. Currently, of the nine directors on the Board, two are women and two have self-identified their ethnicity or race as Black or African American.

In the case of a current director being considered for re-nomination, the Nominating and Governance Committee also takes into consideration the director’s history of meeting attendance, tenure and preparation for and participation at Board and Board Committee meetings. The Nominating and Governance Committee generally seeks to have a range of tenures on the Board so that there is a mix of new and longer-term directors to provide a balance of perspectives.

Specific Qualifications, Attributes and Skills Our Directors Bring to the Board

The attributes, skills and experience that our Board members bring to the Company must support the Company’s strategies and actions necessary in dealing with regulatory and economic uncertainties. The discussion below describes the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee to the conclusion that the director nominees are qualified to serve as directors of the Company at this time. However, this summary is not meant to be a complete description of all of the skills and attributes of the director nominees. Additional details on our individual director nominees are presented in their biographies in “Items to be Voted On—Proposal 1: Election of Directors” below.

Educational Services and Related Legal and Regulatory Experience.    The Company offers a comprehensive array of educational programs. We operate in a highly regulated industry, which has significant impacts on our business and creates risks and uncertainties. In recent years, there has been substantial focus by various members of the U.S. Congress and federal agencies, including the Department of Education, the Consumer Financial Protection Bureau and the Federal Trade Commission, on the role that for-profit educational institutions play in higher education. Directors with experience in education and its regulation bring vital experience in understanding regulatory oversight and how it affects academics and operations. They can assist the Board (a) in identifying trends that may impact the Company’s operations, services or business model, (b) in developing compliance models and (c) in delivering academic services.

Strategic Planning and Growth Initiatives.    The Company’s academic institutions offer a quality postsecondary education primarily online to a diverse student population, along with campus-based and blended learning programs. Our accredited institutions—Colorado Technical University (“CTU”) and the American InterContinental University System (“AIU”)—provide degree programs through the master’s or doctoral level as well as associate and bachelor’s levels. Directors with experience in strategic planning help the Board to oversee the Company’s strategic planning process through identifying growth and other objectives; defining imperatives in compliance, service delivery and other areas; assessing the appropriate business models for our institutions; and analyzing other critical strategic issues for the Company.

Investment Management and Other Financial Expertise.    The Board’s strategic planning oversight extends to reviewing and providing input on the Company’s annual business plan and longer-term strategic plan. Those directors with experience in analyzing businesses and developing investment strategies from the investors’ perspective assist the Board in evaluating and establishing the Company’s business plans with the objective of creating value for stockholders.

Directors with experience in financial accounting and reporting, particularly for public companies, bring to the Board the financial expertise and financial literacy required to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, financial reporting and internal control practices of the Company.

Marketing.    The Company’s business model has historically been highly dependent on brand management and direct marketing, much in the manner that consumer companies market goods and services. Like other companies in the postsecondary education sector, the Company’s marketing programs are subject to extensive federal, state and local legislation, regulation and scrutiny. Directors with marketing expertise assist the Board in evaluating the Company’s marketing and brand management programs, in assessing alternative marketing approaches, in reviewing the impacts of regulatory requirements on our marketing efforts and approach, and applying similar considerations critical to the business models utilized to create organic growth of the Company.

Governance.    In discharging its duties, the Board is cognizant of its corporate governance responsibilities across numerous areas from its self-organization, director nomination process, executive compensation, stockholders and other matters. Directors who gain expertise in corporate governance trends from their other public company boards or other activities assist the Board in early identification of and decision-making on corporate governance matters.

Digital Business and Information Technology.    The Company delivers online education through its online programs and campuses and has implemented the use of sophisticated personalized learning technologies. The

Company continues to invest in its methods for delivering online education, as it seeks to differentiate its institutions through its information technology architecture. Directors with experience working with information technology-intensive businesses assist the Board in overseeing the Company’s information system initiatives, including the development of online programs, and understanding the strengths and risks related to the Company’s online programs and technology infrastructure.

Cybersecurity.    In the course of its business, the Company collects and stores sensitive data, including proprietary information and personally identifiable information of our students, employees, and business partners in our data centers and on our networks. The continued occurrence of high-profile data breaches generally provides evidence of the serious threats to information security and, in this regard, the Company’s networks are vulnerable to unauthorized access and security threats. Directors with experience in cybersecurity assist the Board in developing strategies and processes for protecting against and, in the event our networks become compromised, responding to and remediating information security breaches.

Board Skills Matrix.    The table below summarizes the specific qualifications, attributes and skills that led the Nominating and Governance Committee to the conclusion that the director nominees are qualified to serve as directors of the Company at this time. This summary, however, is not meant to be a complete description of all of the skills and attributes of the director nominees. Additional details on our individual director nominees are presented in their biographies; see “Items to be Voted On—Proposal 1: Election of Directors” below. An “X” indicates that the required expertise is a specific factor considered in nominating the individual to serve on the Board and, for incumbent Board members, is a specific area of focus or expertise on which the Board relies. Lack of an “X” does not mean that the director nominee does not possess the identified expertise.

Required Expertise	Board of Directors
	Dennis Chookaszian	Kenda Gonzales	Patrick Gross	William Hansen	Gregory Jackson	Thomas Lally	Todd Nelson	Leslie Thornton	Alan Wheat
Educational Services and Related Legal and Regulatory Experience		x		x	x	x	x	x	x
Strategic Planning and Growth Initiatives	x	x	x	x	x	x	x
Investment Management and Other Financial Expertise	x	x	x	x	x	x
Marketing	x		x
Governance	x		x	x		x		x
Digital Business and Information Technology	x		x
Cybersecurity	x		x					x

Communications with the Board of Directors

Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to the Board of Directors, c/o Corporate Secretary, Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173. The Corporate Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board of Directors may change the process by which stockholders may communicate with the Board or its members. Please refer to the Investor Relations section of our website, www.perdoceoed.com, under the caption “Corporate Governance” for any changes in this process.

DIRECTOR COMPENSATION

For 2020, each non-employee director other than the Chairman of the Board received an annual retainer of $80,000 and the non-employee Chairman of the Board received an annual retainer of $130,000, payable in quarterly installments. In addition, each non-employee director who serves as a Board Committee chairperson also receives an additional annual retainer of $15,000, payable in quarterly installments. An individual meeting fee of $1,500 is paid to the non-employee directors, including a non-employee Chairman of the Board with respect to meetings of the full Board, for each Board and Committee meeting commencing with the 18th such Board or 18th such Committee meeting in the 12-month period following the annual meeting of the Company’s stockholders. The final quarterly payment with respect to a calendar year is contingent on the director having attended at least 75% of the aggregate of the total number of Board meetings (held during the portion of the year for which such individual has been a director) plus the total number of meetings held by all Committees of the Board on which such person served (during the portion of the year that the person served on such Committee). In the event the director has not achieved such attendance level, the director will forfeit the entire amount of the final quarterly retainer payment. This forfeiture provision does not apply to (1) Board or Committee meeting fees payable when the Board or Committee holds 18 or more meetings during the calendar year, or (2) equity awards (described below).

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Directors and Committee meetings and associated with Board or Committee responsibilities, including attendance at one director education program each year. We do not believe the reimbursement of expenses related to attendance at such director education programs to be perquisites as directors are expected to attend such programs, which are integrally and directly related to their service as directors.

In addition, under the director compensation program, each non-employee director received an annual grant of restricted stock units under the 2016 Plan on the date of our 2020 Annual Meeting of Stockholders with a $100,000 target value at grant, and new directors who join the Board during the year receive a pro rata equity award for their partial year of service. For the 2020-2021 director term, each non-employee director elected at the 2020 Annual Meeting was granted 7,535 restricted stock units, with each unit representing the contingent right to receive one share of Company common stock on June 14, 2021, subject to continued Board service through the 2021 Annual Meeting of Stockholders.

The Nominating and Governance Committee has the responsibility to review non-employee director compensation on a periodic basis and to recommend changes to the Board of Directors. In establishing the director compensation program for 2020, the Nominating and Governance Committee considered a competitive compensation analysis prepared by FW Cook.

Todd Nelson, our President and Chief Executive Officer, is an employee director and therefore does not receive any additional compensation as a member of the Board. The compensation of Mr. Nelson as President and Chief Executive Officer for 2020 and prior periods is addressed under the headings “Compensation Discussion and Analysis” and “Compensation Tables.”

Each director is covered by our directors’ and officers’ insurance policy and also has an indemnification agreement providing indemnification and advancement of expenses to the fullest extent permitted by Delaware law.

The total compensation of our non-employee directors for the year ended December 31, 2020 is shown in the table below. Mr. Wheat was appointed to the Board on March 8, 2021 and therefore did not receive any compensation for 2020.

2020 Director Compensation

Name	Fees Earned in Cash	Stock Awards(1)	Total
Dennis H. Chookaszian (2)	$80,000	$123,273	$203,273
Kenda B. Gonzales (3)	$95,000	$123,273	$218,273
Patrick W. Gross (4)	$88,901	$123,273	$212,174
William D. Hansen (5)	$95,000	$123,273	$218,273
Gregory L. Jackson (6)	$95,000	$123,273	$218,273
Thomas B. Lally (7)	$130,000	$123,273	$253,273
Leslie T. Thornton (8)	$86,099	$123,273	$209,372

(1)

Amounts were calculated as the aggregate grant date fair value, excluding the effect of estimated forfeitures and utilizing the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“FASB ASC 718”). See Note 14 of the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for information regarding the assumptions used in the valuation of our equity awards.

(2)	As of December 31, 2020, Mr. Chookaszian held options to purchase 121,075 shares of Company common stock, 7,535 restricted stock units and 14,619 deferred stock units.

(3)	Chairperson of the Audit Committee. As of December 31, 2020, Ms. Gonzales held options to purchase 34,590 shares of Company common stock and 7,535 restricted stock units.

(4)

Chairperson of the Compliance and Risk Committee effective May 28, 2020. As of December 31, 2020, Mr. Gross held options to purchase 121,075 shares of Company common stock, 7,535 restricted stock units and 14,619 deferred stock units.

(5)	Chairperson of the Compensation Committee. As of December 31, 2020, Mr. Hansen held options to purchase 19,179 shares of Company common stock and 7,535 restricted stock units.

(6)

Chairperson of the Nominating and Governance Committee. As of December 31, 2020, Mr. Jackson held options to purchase 121,075 shares of Company common stock, 7,535 restricted stock units and 14,619 deferred stock units.

(7)	Chairman of the Board. As of December 31, 2020, Mr. Lally held options to purchase 62,411 shares of Company common stock, 7,535 restricted stock units and 14,619 deferred stock units.

(8)

Chairperson of the Compliance and Risk Committee until May 28, 2020. As of December 31, 2020, Ms. Thornton held options to purchase 121,075 shares of Company common stock, 7,535 restricted stock units and 14,619 deferred stock units.

Stock Ownership Guidelines

The Board of Directors expects non-employee directors to be active participants in improving stockholder value by maintaining a predetermined level of ownership of Company common stock. Accordingly, the Company maintains stock ownership guidelines that apply to our executive officers and non-employee directors. Under the stock ownership guidelines, the non-employee director ownership target is set at five times the base cash annual retainer for non-employee directors (excluding any additional retainer amounts for Committee or Chairperson service). There is no specific period of time under the guidelines by which non-employee directors are required to achieve their ownership target; however, the Board expects each non-employee director to make continuous progress toward his or her ownership target and retain at least 75% of the “net shares” from equity awards received until such director’s ownership target has been achieved. As of the 2020 annual valuation under the stock ownership guidelines, all non-employee directors at that time were in compliance with the retention requirements and the majority has attained the applicable ownership guideline. See “Compensation Discussion and Analysis—VI. Corporate Governance Matters—Stock Ownership Guidelines” for further information regarding these stock ownership guidelines.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Set forth below is a table identifying our executive officers at April 6, 2021 and their biographies are provided below, except for Todd S. Nelson, our President and Chief Executive Officer, whose biography can be found in “Matters to be Voted On—Proposal 1: Election of Directors.”

Name	Age	Position
Jeffrey D. Ayers	60	Senior Vice President, General Counsel and Corporate Secretary

David C. Czeszewski	57	Senior Vice President and Chief Information Officer

Ashish R. Ghia	44	Senior Vice President and Chief Financial Officer

Andrew H. Hurst	58	Senior Vice President—Colorado Technical University

John R. Kline	58	Senior Vice President—American InterContinental University

Michele A. Peppers	45	Vice President—Accounting and Reporting

The Board of Directors elects our executive officers annually. The executive officers serve at the discretion of the Board of Directors. There are no family relationships among any of the directors or executive officers of Perdoceo.

Jeffrey D. Ayers has served as Senior Vice President, General Counsel and Corporate Secretary since joining the Company in December 2007. Mr. Ayers has extensive experience as a senior legal officer for public companies operating in complex regulatory and financial environments, with a focus on compliance and transactional matters. From 2005 until joining the Company, Mr. Ayers was the Senior Vice President, General Counsel and Corporate Secretary of NovaStar Financial, Inc., a NYSE-listed mortgage originator, servicer and securitizor, where he had responsibility for all legal, regulatory, compliance and corporate governance issues. From 2003 to 2005, Mr. Ayers was Vice President and Associate General Counsel with General Electric’s insurance subsidiary, where he managed and negotiated domestic and international transactions and corporate financings, and advised on securities law matters, among other responsibilities. From 1999 to 2002, Mr. Ayers was Senior Vice President, General Counsel and Corporate Secretary of Aquila Merchant Services, Inc., a NYSE-listed multinational risk merchant, commodity trader and energy infrastructure developer and manager. From 1996 to 1999, Mr. Ayers was managing partner of the London, England office of Husch Blackwell LLP. Mr. Ayers received a Bachelor of Science degree in computer science and mathematics from Graceland University and a law degree and Master of Business Administration from the University of Iowa.

David C. Czeszewski joined the Company in 2001 and currently serves as Senior Vice President and Chief Information Officer. Prior to being appointed Interim Chief Information Officer in 2013, Mr. Czeszewski served as Chief Technology Infrastructure Officer managing the enterprise technology infrastructure and service management functions. He previously served as Chief Information Officer for the Company’s then Online Education Group from 2005 to 2006. Mr. Czeszewski has also held roles such as Vice President of Strategic Development, overseeing Internet development with a special focus on admissions effectiveness, and Director of Project Office/Major Projects, overseeing the enterprise upgrade of a student administration system at each of the Company’s campuses, the centralization of a datacenter and the creation of a new wide-area network. Prior to joining the Company, Mr. Czeszewski was Vice President of Product Development for Commerx, Inc., a provider and operator of eBusiness networks enabling companies and their trading companies to optimize supply chains. He has worked in the technology field since 1986, serving in the consumer electronics, financial services, software product development, and postsecondary education industries. Mr. Czeszewski received a Bachelor of Arts degree in business and computer studies from Lake Forest College and a Master of Business Administration from Dominican University.

Ashish R. Ghia was appointed Senior Vice President and Chief Financial Officer effective March 1, 2018, after serving as Interim Chief Financial Officer since September 21, 2017. Mr. Ghia joined the Company in June 2008 and has served in various financial planning and analysis roles of increasing responsibility, including as Vice President Finance since February 2016 and Vice President Financial Planning & Analysis from October 2012 through January 2016. Mr. Ghia has also served as Assistant Treasurer of the Company since August 2016. Prior to joining the Company, he was a Business Finance Manager with Sears Holdings Corporation from 2006 to 2008, and also held associate positions with PricewaterhouseCoopers LLP and Ernst & Young. Mr. Ghia holds a Bachelor of Commerce degree in financial accounting and audit from the University of Mumbai and a Master of Business Administration from Georgia State University and is a certified public accountant.

Andrew H. Hurst joined the Company in April 2014 as President of Colorado Technical University, and also became the Company’s Senior Vice President—Colorado Technical University in October 2015. Prior to joining the Company, Mr. Hurst held various positions at Education Management Corporation (“EDMC”), where he most recently served as Vice Chancellor for Online and Strategic Operations for South University from March 2013 to March 2014, overseeing all online operational aspects of the university, including marketing and admissions, student retention, faculty recruitment, student affairs, new program development, academic technology, program portfolio and assessment, academic strategy as well as research and development. Prior to his Vice Chancellor position at South University, Mr. Hurst served from July 2011 to March 2013 as Vice President of Academic Operations for EDMC’s Online Higher Education division, supporting all of EDMC’s online programs offered by Argosy University, South University and the Art Institutes. In addition, he served as Chair of EDMC’s Education Innovation Council, leading the development and implementation of several key strategic initiatives, including EDMC’s “classroom of the future,” its mobile application platform and Argosy University’s competency-based program. Mr. Hurst first joined EDMC in 2004 as Vice President of Online for South University, responsible for implementation, development and growth of the university’s online programs. He later served in a similar role for Argosy University. Mr. Hurst began his higher education career in the early 1980s and held a variety of cross-functional leadership roles within his family’s educational business. His company developed and supported distance education programs for traditional not-for-profit universities, such as Saint Joseph’s College, Upper Iowa University and Indiana Institute of Technology, as well as founded Virginia College in 1983. Mr. Hurst received a Bachelor of Science degree from the McIntire School of Commerce at the University of Virginia.

John R. Kline joined the Company in October 2015 as Senior Vice President—American InterContinental University. Mr. Kline also serves as President of the American InterContinental University System. Prior to joining the Company, Mr. Kline served in executive leadership roles at several large education companies in the U.S. He served as Senior Vice President of Operations of Education Management Corporation from July 2011 to December 2013, where he also served as President of EDMC’s Online Higher Education Division from July 2009 to January 2013 and as Senior Vice President of Student Acquisition and Retention from April 2009 to July 2009. Prior to his service at EDMC, from October 2007 to April 2009 Mr. Kline was the Chief Executive Officer of Nelnet Enrollment Solutions, which provided solutions to higher education institutions in the area of marketing, recruiting and retention of high quality students. Prior to his service at Nelnet, Mr. Kline held several roles of increasing responsibility at the University of Phoenix and Apollo Group Inc. (now known as Apollo Education Group, Inc.) from 1996 to 2007, including serving as the Chief Administrative Officer from February 2006 to October 2007. Mr. Kline received a Bachelor of Science degree in accounting from Arizona State University.

Michele A. Peppers has served as the Company’s principal accounting officer since April 2015. Ms. Peppers has served in the Company’s finance department since 2004 in various roles of increasing responsibility. She has served in her current role of Vice President—Accounting and Reporting, since October 2014 and her prior positions with the Company have included Vice President and Assistant Controller from November 2012 to October 2014, Director of Financial Reporting from March 2009 to November 2012, as well as various other roles with increasing responsibility within the Accounting department since joining the Company in April 2004. Prior to joining the Company, she worked as an Accounting Manager for RJ Nelson Enterprises, an owner/operator of restaurants. Ms. Peppers received a Bachelor of Science degree in accounting from the University of Illinois at Chicago and is a certified public accountant.

Compensation Discussion and Analysis

This compensation discussion and analysis describes how the Compensation Committee of our Board of Directors oversees the design and administration of executive compensation programs and how and why the Committee made its compensation decisions relating to 2020 compensation for executive officers, including the named executive officers. For 2020, our named executive officers were:

Name	Current Title	Tenure at Company
Todd S. Nelson	President and Chief Executive Officer	August 12, 2015—Present
Ashish R. Ghia	Senior Vice President and Chief Financial Officer	June 30, 2008—Present
Jeffrey D. Ayers	Senior Vice President, General Counsel and Corporate Secretary	December 31, 2007—Present
Andrew H. Hurst	Senior Vice President, Colorado Technical University	April 7, 2014—Present
John R. Kline	Senior Vice President, American InterContinental University System	October 19, 2015—Present

This discussion is divided into the following sections:

I.	Executive Overview

II.	Setting Executive Compensation Consistent with the Company’s Compensation Philosophy

III.	Competitive Positioning

IV.	2020 Compensation Decisions

V.	Other Compensation and Benefits

VI.	Corporate Governance Matters

VII.	Regulatory Considerations

I. Executive Overview

Business Update

Perdoceo’s academic institutions offer a quality postsecondary education primarily online to a diverse student population, along with campus-based and blended learning programs. Our accredited institutions – Colorado Technical University (“CTU”) and the American InterContinental University System (“AIU”) – provide degree programs through the master’s or doctoral level as well as associate and bachelor’s levels. Our universities offer students industry-relevant and career-focused academic programs that are designed to meet the educational needs of today’s busy adults. CTU and AIU continue to show innovation in higher education, advancing personalized learning technologies like their intellipath® learning platform and using data analytics and technology to support students and enhance learning. Perdoceo is committed to providing quality education that closes the gap between learners who seek to advance their careers and employers needing a qualified workforce.

For-profit postsecondary education is a highly regulated industry, which has significant impacts on our business and creates risks and uncertainties. In recent years, Congress, the Department, states, accrediting agencies, the CFPB, the FTC, state attorneys general and the media have scrutinized the for-profit postsecondary education sector. Congressional hearings and roundtable discussions were held regarding various aspects of the education industry and reports were issued that are highly critical of for-profit colleges and universities. A group of influential U.S. senators, consumer advocacy groups and some media outlets have strongly and repeatedly encouraged the Departments of Education, Defense and Veterans Affairs to take action to limit or terminate the participation of for-profit educational institutions, including Perdoceo, in existing tuition assistance programs. The results of the 2020 Presidential and Congressional elections are likely to significantly impact future legislative and regulatory actions affecting our business. A loss or material reduction in Title IV Programs or the amount of student financial aid for which our students are eligible would materially impact our student enrollments and profitability.

On March 2, 2020, the Company acquired substantially all of the assets of Trident University International (“Trident University”), an accredited university offering online undergraduate, master’s and doctoral programs with a strong focus on graduate programs. Trident University’s operations were brought within the scope of the state licensure, accreditation and Department of Education approval of American InterContinental University, with Trident University relinquishing its accreditor and Department approvals. Trident University’s programs are now offered by AIU under the “Trident” name. The combined institution continues to serve existing and future students with a broader range of program offerings and resources.

We made several changes to our business operations in 2020 in response to the global COVID-19 pandemic. While our universities are primarily online, we have a small portion of our students at campus locations. We transitioned these campus-based students to our online environment with minimal disruptions. Students continue to take classes virtually utilizing our online platform and are proceeding with their academic studies with no major disruption to the level of service they are used to experiencing from our institutions and support staff. We have opened our ground-based campuses for limited campus activities and classes and arranged an appointment process for students to request additional help, if needed, at these campuses. Additionally, we quickly and efficiently transitioned our workforce to a remote work environment. We continue to provide our employees with support and resources during this critical time so that they have the tools and information they need to continue supporting our students. Both our students and our workforce are well supported by our scalable and innovative technology infrastructure which enabled us to make these changes with minimal disruptions to our business operations. We continue to monitor the impact of COVID-19 on our university operations for future impacts of a potential worsening of global economic conditions as well as other unanticipated consequences.

Our financial results for the year ended December 31, 2020 reflected improvements in revenue, operating income and cash flow from operations as well as both new and total student enrollment growth as compared to the prior year. In addition to underlying organic growth, the financial results for 2020 were benefitted by the Trident acquisition. During 2020 we continued to make targeted investments within our student support processes as well as within technological initiatives while executing against our objective of sustainable and responsible growth. We believe these investments positively impacted student experiences, retention and academic outcomes. Some business highlights from 2020 include:

•	Revenue for the year ended December 31, 2020 increased $59.6 million or 9.5% as compared to the prior year, reflecting revenue growth at both CTU and AIU

•

We made investments to support remote work arrangements and upgrade our data center to enhance the security, stability and capacity of our IT infrastructure as well as further leveraged and applied our AI technology across a student’s academic life cycle which enables us to efficiently serve prospective students and customize our outreach and engagement with current students to help them stay and succeed in school.

•	We improved the efficiency and effectiveness of our student recruiting process to identify and attract prospective students that we believe are more likely to succeed in one of our academic programs.

•	As of December 31, 2020, cash, cash equivalents, restricted cash and available-for-sale short-term investments totaled $410.4 million, as compared to $294.2 million as of December 31, 2019.

We believe our continued focus on student experiences, retention and academic outcomes, including the technology investments we have made, have contributed to positive student enrollment growth and supports our objective of sustainable and responsible growth.

2020 Compensation Highlights

The above business update provides context for these 2020 compensation highlights:

•	The design of our 2020 compensation programs is consistent with 2019.

•	No changes were made to our compensation programs in 2020 as a result of the COVID-19 pandemic.

•	Our annual incentive plan (AIP) paid out at 200% of target award opportunities for our named executive officers.

•	The performance-based restricted stock units awarded in 2018 vested at the 100% target level because the defined adjusted EBITDA performance goals for 2018-2020 were achieved.

•

Following the acquisition of substantially all of the assets of Trident University International, the performance conditions applicable to our outstanding long-term performance-based awards were adjusted, in accordance with the terms of the awards, so that the achievement of the performance conditions after the acquisition was no more or less probable than the achievement prior to the acquisition.

Compensation Philosophy and Pay for Performance Objective

The Company’s philosophy is that compensation should reflect the Company’s and the individual’s performance, be well aligned with the interests of stockholders, and that upside and downside compensation potential should exist based on the Company’s performance against pre-defined objectives. Accordingly, the Committee has designed the executive compensation program to achieve five principal objectives:

•	To attract and retain talented executives by providing compensation competitive with that of other executives of similarly sized companies with similar complexity.

•	To reward executives for strong financial and operational performance by linking compensation to actual business results.

•	To differentiate and reward individual performance in the context of Company performance.

•	To align executives with the long-term interests of stockholders by providing a portion of total compensation in the form of stock-based incentives and by setting target levels of stock ownership.

•	To encourage long-term commitment to the Company with multi-year vesting periods.

Pay Mix. Excellent performance by our named executive officers is essential to achieving our strategic goals and increasing stockholder value. Our compensation programs are therefore structured so that a significant portion of executive pay is at risk. At risk pay is directly linked to our progress against our goals, the value we bring to our stockholders or our performance in relation to the performance of our peers.

2020 Compensation Component	Base Salary	Annual Incentive (AIP)	Long-Term Incentive

Type	Cash	Cash	Performance-Based Restricted Stock Units – 70%	Restricted Stock Units – 30%
Performance Link and/or Key Feature	Fixed, based on peer companies and third-party survey data	80% based on company- wide adjusted EBITDA financial performance measure, 20% based on individual performance, with a 200% payout cap

Performance-based restricted stock units settled in stock that cliff vest after three years only if a two-year defined adjusted EBITDA performance measure is achieved; further, the level of vesting will be 50% or 100% depending on whether adjusted EBITDA performance for the third year satisfies a minimum threshold level of performance which was established to reduce the level of vesting in the event of a fundamental decline in Company performance in the third year

Value depends on future stock price
	Provides a competitive level of fixed compensation needed to attract and retain talented executives; designed to provide a level of financial security	Aligns executives in achieving short-term business objectives through Company financial performance results and individual performance goals	Aligns executives’ interests with long-term interests of our stockholders and to build an ownership culture through supporting organizational objectives and goals	Provides for leadership continuity and encourages long-term commitment to the Company

The following charts show the target total direct compensation mix for our CEO and the other named executive officers. Actual amounts earned may differ from targeted amounts based on both Company and individual performance. The total direct compensation mix is generally consistent with competitive median practice. The competitive median represents the average of the comparison group data. See Section III for information about our comparison group.

Total Direct Compensation Mix – 2020 Target

The long-term incentive mix for our CEO and other named executive officers for 2020 continues to be more performance oriented than the competitive median as illustrated by the following chart.

Compensation Best Practices

The Company’s compensation programs further align with the interests of our stockholders through the following actions and policies:

Double trigger change-in-control provisions for both cash and equity awards.	No excessive change in control severance.

Stock options are priced at date of grant.	No reload, re-pricing or options issued at discount. Options issued will not be re-priced, replaced or migrated through cancellation or by lowering the option price of a previously granted award.

Required minimum vesting periods for all awards payable in shares with limited exceptions.	No liberal share recycling on appreciation or full-value awards.

Stock ownership guidelines, which include retention ratios for all executive officers and directors.	No tax gross-ups, except in the case of tax reimbursement related to certain relocation expenses.

Ability to claw back certain annual and long-term performance-based incentive compensation from executive officers.	Limited benefits or perquisites for executive officers.

Compensation Committee uses an outside independent compensation consulting firm who does not consult on any other matters for the Company.	No hedging or pledging of Company stock by executive officers or directors.

Annual review of peer group market data by the Compensation Committee when making executive compensation decisions.

II. Setting Executive Compensation Consistent with the Company’s Compensation Philosophy

The Committee, with the assistance of Frederic W. Cook & Co., Inc. (“FW Cook”), its independent compensation consultant, annually reviews each component of compensation, including base salary, annual cash incentives and long-term incentives for each executive officer (including the named executive officers), considering the appropriate internal and external benchmarks. As part of its decision-making process, the Committee:

•

Reviews data from market surveys and publicly available information to assess competitiveness with a goal of ensuring that its compensation actions are appropriate, reasonable and consistent with its philosophy.

•	Targets total compensation to within a competitive range of the Company’s comparison group and third-party survey data.

•

Ensures that equity compensation comprises a significant portion of total compensation for the executive officers consistent with the Committee’s philosophy of aligning executives’ and stockholders’ interests and to promote retention.

•	Considers the skills, experience and other factors that may impact the competitiveness of compensation for a given executive officer.

•	Considers each executive officer’s contributions to, and overall impact on, the Company’s business objectives and results.

For the President and Chief Executive Officer, the Committee determines compensation and presents its assessment and determination to the Board for ratification. For the other executive officers, including the named executive officers, the Committee considers the recommendations of the President and Chief Executive Officer in making compensation decisions.

III. Competitive Positioning

For 2020, compensation determinations were made primarily against a comparison group of 19 publicly traded companies in private sector higher education services, other diversified consumer services, professional services, internet and direct marketing retail and software services industries as selected by FW Cook based on input from management and the Committee and as approved by the Committee. The comparison group selection criteria focus on companies that have similar business characteristics, including similar in terms of sourcing students, similar in terms of student acquisition and retention, online marketing and technology-enabled service business models. The selection criteria also focus on company size, generally utilizing companies with annual revenues between $120 million and $3.0 billion (approximately 1/5 to 5x the Company’s latest four quarters of revenue) that are within a reasonable size range in various measures, such as revenue, total assets, total equity and total employees. The companies in the 2019 comparison group used to assist with setting 2020 target compensation include those listed below:

19-Company Comparison Group
2U, Inc.	Cornerstone onDemand, Inc.	Huron Consulting Group, Inc.	Strategic Education, Inc.
Adtalem Global Education Inc.	Graham Holdings Company	K12, Inc.	Universal Technical Institute, Inc.
American Public Education, Inc.	Grand Canyon Education, Inc.	Kforce, Inc.	Weight Watchers, International
Bright Horizons Family Solutions, Inc.	Heidrick & Struggles International, Inc.	Korn Ferry	Zovio, Inc.
Chegg, Inc.	Houghton Mifflin Harcourt Company	Lincoln Educational Services Corporation

The 2019 comparison group reflects continued discussions regarding the makeup of the comparison peer group to maintain a robust market median size-adjusted competitive benchmark for our executive officers. In establishing the 2019 comparison group, the Committee removed Cambium Learning Group because it was acquired by another company in December 2018 and National American University Holdings because it became too small for competitive comparison purposes and was delisted from Nasdaq in December 2018. The Committee also added four companies to the comparison group: Chegg, an education services company that provides a direct-to-student online learning platform and online tutoring services; Cornerstone OnDemand, which provides human capital management software and learning products to various industries including higher education; and Heidrick & Struggles and Korn Ferry, which are professional services firms that offer advisory services to various industries including higher education. Perdoceo is positioned at the median of the 2019 comparison group, on average, in various measures of company size, and the 2019 comparison group consists of 19 companies, which is consistent with best practice peer group size of 15 to 25 companies.

Given the strong correlation between revenue and executive pay, FW Cook size-adjusts the competitive market by using the median pay of the comparison group, where Perdoceo is positioned near the median of the group in terms of company size, blended with median third-party survey data, regressed based on Perdoceo’s corporate and segment revenue scopes. The third-party survey data used is from the 2019 Aon Hewitt Total Compensation Measurement Survey and the 2019 Willis Towers Watson Executive Compensation Database. The 2019 Aon Hewitt Total Compensation Measurement Survey includes 450 organizations ranging in size from $60 million to $265 billion and the 2019 Willis Towers Watson Executive Compensation Database Survey includes 811 organizations ranging in size from approximately $25 million to $200 billion.

The median comparison group data, if meaningful for a particular executive officer, and the size-adjusted third-party survey data is used to set a targeted range for our pay elements, which is referred to as the market median range. These targeted ranges are within 10% of median for base salaries, 15% of median for annual cash incentive targets, and 20% of median for both long-term incentive targets and for target total direct compensation. In making compensation decisions, the Committee reviews these targeted ranges; however, individual executive officers’ target total direct compensation, or elements thereof, may vary above or below the market median range due to an executive’s skills, experience in current role, tenure with the Company and individual performance.

Based on the comparison group and third-party survey data described above, target total direct compensation for 2020 for our named executive officers was positioned within the market median range, on average, except for the CEO whose 2020 target total direct compensation was positioned at or above the high end of the market median range when excluding and including the annualized value of the 2018 special OEA grant. The Committee’s determinations regarding 2020 CEO target total direct compensation were based on recognizing and retaining Mr. Nelson for his continued strong contributions, performance, and leadership of the organization. FW Cook reported that the average mix of base salary, annual cash incentive and annual long-term incentive opportunity for our executive officers, including the CEO, was generally representative of competitive practices. The Company’s practice of using a portfolio of grant types is consistent with majority comparison company practice.

IV. 2020 Compensation Decisions

The Committee’s decisions relative to 2020 compensation were focused not only on aligning pay for performance but also on continuing to create a culture of ownership and encouraging the retention of talent.

Each section below provides details on the decisions the Committee made with respect to the various components of named executive officer compensation for 2020 and the rationale for those decisions.

Base Salary

The Committee reviews base salaries annually in the first calendar quarter and determines if changes are needed based on the executive’s competitive position versus executives in similar positions and with similar responsibilities as the organizations in the Company’s comparison group. The Committee believes that this approach to setting base salaries furthers its primary objectives of attracting, retaining and equitably rewarding our executives, providing pay commensurate with responsibilities, experience and areas of expertise.

The table below summarizes the Committee’s decisions with respect to 2020 base salaries for the named executive officers.

Named Executive Officer	2019 Base Salary (000’s)	2020 Base Salary (000’s)	Increase Percent	Commentary
Todd S. Nelson	$770.0	$770.0	0%
Ashish R. Ghia	$400.0	$400.0	0%	No adjustment was made due to Mr. Ghia’s base salary increase in August 2019
Jeffrey D. Ayers	$380.0	$387.6	2%	Merit-based increases aligned with company-wide annual base pay merit increase process
Andrew H. Hurst	$378.0	$385.6	2%
John R. Kline	$363.0	$370.3	2%

Annual Incentive Award Program

The Committee uses an annual performance-based incentive award payable in cash to align the compensation of senior management with the Company’s short-term business objectives and financial performance. Target award size for each named executive officer is reviewed for competitiveness versus executives in similar positions and with similar responsibilities as the organizations in the Company’s comparison group. Employees subject to the Department of Education’s incentive compensation regulations are not eligible to participate in this program. Based on their strategic and policy-making responsibilities, none of the Company’s named executive officers are subject to these regulations.

Target Awards.    The Committee reviews the annual incentive target value (expressed as a percent of base salary) established for our executive officers in connection with its annual compensation review in the first quarter of each calendar year. The annual incentive target value established for each of the named executive officers, as well as the 2020 AIP payout opportunity for achievement of the 2020 target operating plan performance, is set forth in the chart below. Actual 2020 AIP payouts are discussed below under the heading “2020 Performance Results and Actual Payouts.”

Named Executive Officer	2019 AIP Target Value as a Percent of Base Salary	2020 AIP Target Value as a Percent of Base Salary	2020 AIP Target $ Value (000’s)
Todd S. Nelson	125%	125%	$962.5
Ashish R. Ghia	75%	75%	$300.0
Jeffrey D. Ayers	65%	65%	$250.7
Andrew H. Hurst	65%	65%	$249.4
John R. Kline	65%	65%	$239.5

Performance Measures and Payout Scales.    The 2020 AIP maintains a single financial performance measure, which is based on adjusted EBITDA, weighted at 80%, and an individual goals performance component, weighted at 20%, for the most senior level participants.

Financial Performance—Adjusted EBITDA (80% Weighting):

The financial performance component is based solely on a company-wide adjusted EBITDA performance measure. The Company determined that an adjusted EBITDA performance measure was a good indicator of the Company’s operating performance and focused participants on achieving sustainable and responsible growth, controlling costs to gain efficiencies and driving stockholder value. Participants are able to understand the impact they have on operating performance, which impacts their AIP payout. The performance target was set based on our operating plan. Our operating plan, and the AIP performance target, is the result of an extensive process which takes into consideration factors such as the industry and competitor environment, the regulatory landscape and the Company’s current operating margins and expectations regarding key operating metrics. The operating plan is designed to support the long-term success of the Company and our objective of sustainable and responsible growth. It therefore contemplates investments in our universities and is designed to be realistic yet challenging. Year over year comparability of performance targets and prior year results is impacted by factors such as the incorporation of expenses which were not included in the prior year results.

Individual Goals (20% Weighting):

The individual goals performance component consisted of individual performance goals related to the key strategic objectives for the applicable function/education group and were based on the individual’s job responsibilities. Goals were developed for each participant in partnership with the participant’s manager, which is the Compensation Committee for the President and Chief Executive Officer, and is generally the President and Chief Executive Officer for the other named executive officers. The individual performance goals for our named executive officers are often qualitative goals which enhance focus on important strategic, departmental or corporate culture initiatives. Although these goals require a subjective performance determination, they are used to address a broader range of topics than those that can be quantitatively measured, and they help balance the quantitative financial performance goals applicable to the Company’s performance-based long-term incentive awards and the remaining 80% portion of the annual cash incentive. The payout opportunity for the individual goals performance component also varies based on the level of achievement of the adjusted EBITDA performance measure to further support the achievement of the Company’s business objectives.

Payout for performance above and below target is clearly defined. The following chart contains more information about the payout scale for the 2020 AIP.

Actual 2020 Performance Above/Below Targeted AIP EBITDA	Resulting Payout as Percent of Target Value
	Financial Performance Component	Individual Goals Performance Component
More than $15.6 million below target	0%	0%
$15.6 million below target	10%	10%
$9.1 million below target	45%	45%
TARGET ($149.6 Million)	100%	100%
$7.3 million above target	135%	135%
$12.8 million above target	160%	160%
$20.3 million above target	200%	200%

General Calculation Methodology.    The annual cash incentive payable to any eligible participant is calculated generally by multiplying (1) eligible earnings by (2) the specified target award percent of the individual’s eligible earnings, by (3) the extent to which the applicable performance measures were met (i.e., the payout percent based on the pre-established payout scale), with the level of achievement of the adjusted EBITDA performance component also impacting the individual performance factor based on achievement of individual goals. In no event, however, may the annual cash incentive payable to any eligible participant exceed 200% of the participant’s target value.

Eligible earnings are based on base salary and exclude other payments made during the performance period such as allowances, incentive payments, bonuses, equity grants, reimbursements and similar items.

2020 Performance Results and Actual Payouts.    In the first quarter of 2021, the Committee reviewed and certified the Company’s operating results and performance against the established adjusted EBITDA performance measure target and determined payments for each performance component as set forth in the chart below. The positive 2020 results reflect student enrollment growth at the Company’s accredited institutions. The amount reported below for 2020 actual adjusted EBITDA performance varies from reported financial results due to plan design.

Performance Measure	Targeted AIP EBITDA	2020 Actual	AIP Payout Percent
Adjusted EBITDA (as calculated for AIP)*	$149.6 million	$170.6 million	200%

*

Adjusted EBITDA for purposes of the 2020 AIP (“AIP EBITDA”) is defined as the consolidated earnings including both continuing and discontinued operations, determined before (a) interest, taxes, depreciation, amortization, asset impairments and non-operating miscellaneous income (expense), and (b) occupancy expenses, net of any adjustments or sublease income, for campuses which have completed their teach-out activities prior to 2019; including such adjustment, if any, as may be made by the Committee. Further, actual AIP EBITDA is determined assuming target payments pursuant to the 2020 AIP. For 2020, the Committee reviewed and approved adjustments in the aggregate amount of $4.15 million relating to professional fees incurred in 2020 which were not included in the 2020 operating plan.

Named Executive Officer	2020 AIP Target $ Value (000’s)	Financial Performance 80% Weighting Payout Percent	Individual Performance 20% Weighting Payout Percent*	2020 AIP Payout (000’s)	Individual Performance Goals
Todd S. Nelson	$962.5	200%	100%	$1,925.0

•  Continue to build on and execute the 3- 5 year strategic plan

•  Update detailed succession plan for senior management, including progress from the prior year’s development plans for possible internal candidates

Ashish R. Ghia	$300.0	200%	100%	$ 600.0

•  Assist CEO with development and execution of the Company’s long-term strategic plan

•  Support a culture of data and analytics to optimize resource allocation and enhance shareholder value

•  Lead the corporate accounting and finance departments to operate in a compliant and ethical manner

•  Promote a culture of coaching and leadership accountability

Jeffrey D. Ayers	$250.7	200%	100%	$ 501.4

•  Manage regulatory matters effectively

•  Support Trident acquisition and integration

•  Provide cost effective support on legal and regulatory matters

•  Promote a culture of coaching and leadership accountability

Andrew H. Hurst	$249.4	200%	100%	$ 498.8

•  Support student learning and satisfaction

•  Support the continued growth of the University

•  Support the strategic planning process of CTU

•  Operate in a compliant and ethical manner

•  Promote a culture of coaching and leadership accountability

John R. Kline	$239.5	200%	100%	$ 479.0

•  Support student retention and academic outcomes

•  Academic quality and integrity

•  Operating efficiencies, including executing on our strategic goals

•  Operate and achieve results in a compliant and ethical manner

•  Promote a culture of coaching and leadership accountability

*

When calculating the 20% portion of the AIP payout relating to the individual goals performance component, the individual performance payout percent is a factor applied after the financial performance payout percent subject to a 200% payout cap and is based on the named executive officer’s performance against their individual performance goals for 2020. The Compensation Committee determined that each of the named executive officers achieved their individual objectives and therefore each has a 100% individual performance payout percentage applied.

Long-Term Incentive Compensation Awards

The Committee uses long-term incentive awards to align executives’ interests with the long-term interests of our stockholders and to build an ownership culture among our senior management, including the named executive officers, based on its belief that stock ownership encourages senior management to achieve long-term Company business objectives.

The Committee generally grants long-term incentive awards annually to eligible employees, including our named executive officers, during the first quarter of each calendar year. New hire grants for executive officers and other leadership roles may be made in connection with offers of employment.

The 2016 Plan permits the grant of stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units and other awards, as did the 2008 Plan pursuant to which awards were made through May 23, 2016. The Company’s 2016 Plan requires a minimum vesting period of one year for all awards payable in shares, subject to certain exceptions. No dividend equivalents accrue or are paid on stock options and, because the Board has neither declared nor paid dividends, no dividends have been paid on or accrued for restricted stock or unit awards.

The Committee’s guidelines for equity awards specify procedures and timing of granting equity awards relative to publicly available information about the Company, establish the exercise price of stock option awards at the grant date closing price of our common stock as reported on Nasdaq, and, by delegation of authority, allow our President and Chief Executive Officer to make stock grants to new and existing employees (except those who are executive officers under Section 16 of the Exchange Act).

2020 Annual Awards.    In March 2020, the Committee awarded annual long-term incentive awards to our named executive officers and other eligible employees under the 2016 Plan. The awards to the named executive officers were made in accordance with a target value split between time-based restricted stock units settled in stock weighted 30%, and performance-based restricted stock units settled in stock weighted 70%.

The design principles are intended to balance the interests of all key stakeholders as well as to support organizational objectives and goals. In 2019, a review of the long-term incentive equity mix was undertaken with the objective of ensuring the equity mix is continuing to reward and motivate eligible leaders while balancing the interests of shareholders. As a result of that review, it was determined that there should be less of a focus on stock options and more of a focus on performance based awards as the use of stock options as a vehicle has declined in prevalence and stock options may not be viewed as performance-based by some external parties. For the 2020 equity awards for named executive officers, the equity mix was unchanged from 2019:

Vehicle	2018 Equity Mix	2019 Equity Mix	2020 Equity Mix

Performance-based RSUs	50%	70%	70%

Time-based RSUs	20%	30%	30%

Stock Options	30%	0%	0%

This alternative equity mix is supported by peer data, aligns with the objective to maintain an award structure that balances the interests of all stakeholders, and balances retention and motivation of leaders with performance-based compensation.

In setting the target dollar value of these annual awards, the Committee considered long-term award data provided by FW Cook, the Committee’s philosophy of providing a competitive pay package as compared to our comparison group, the FASB ASC 718 expense to the Company of the awards, the grant date fair value of the awards, and other matters discussed in Section VII below. The Committee’s goal continues to be to balance stockholder interests with the need to retain and attract leadership talent and ensure continuity of Company leadership in order to support the Company’s objective of sustainable and responsible growth.

The following table summarizes the annual long-term incentive awards to our named executive officers in 2020.

Named Executive Officer	2019 LTI Target Value as a Percent of Base Salary	2020 Target Value as a Percent of Base Salary	2020 LTI $ Target Value (000’s)	2020 Time- Based Restricted Stock Unit Grants (# of RSUs)	2020 Performance- Based Restricted Stock Unit Grants (# of RSUs)
Todd S. Nelson	327%	327%	$2,517.5	42,404	98,948
Ashish R. Ghia	125%	125%	$500.0	8,424	19,652
Jeffrey D. Ayers	125%	125%	$475.0	8,000	18,670
Andrew H. Hurst	125%	125%	$472.5	7,960	18,572
John R. Kline	125%	125%	$453.8	7,644	17,834

The annual 2020 time-based restricted stock units granted to the named executive officers are settled in stock and vest in four equal annual installments provided that the award recipient remains our employee on the date of vesting. The number of restricted stock units awarded is generally derived first by multiplying the grantee’s base salary by the LTI target value percentage from the table above times the 30% weight noted above to determine the target grant value. This value is then divided by the 30-trading day average closing stock price as of one calendar week prior to the relevant grant date to determine the number of restricted stock units. The number of restricted stock units was further adjusted so that fractional units are not vested.

Consistent with investors’ desire for significant performance-based compensation, the Committee changed the award structure in 2019 with 70% of the target dollar value of annual long-term incentive awards being subject to a performance condition utilizing performance-based restricted stock units settled in stock that are subject to defined adjusted EBITDA performance goals over a three-year period. The performance-based restricted stock units cliff vest after three years only if a two-year defined adjusted EBITDA performance measure is achieved; further, the level of vesting will be 50% or 100% depending on whether adjusted EBITDA performance for the third year satisfies a minimum threshold level of performance which was established to reduce the level of vesting in the event of a fundamental decline in Company performance in the third year. An adjusted EBITDA performance measure is a good indicator of the Company’s operating performance and focuses participants on achieving sustainable and responsible growth, controlling costs to gain efficiencies and driving stockholder value, which is intended to balance the desire of stockholders for performance-based compensation while providing motivation to participants. The Committee determined to use an adjusted EBITDA performance measure for the annual performance-based restricted stock unit awards in addition to the AIP for these reasons and because of the difficulty in establishing alternative multi-year performance measures given the scrutiny and highly regulated nature of the industry. The two-year (2020-21) adjusted EBITDA performance goal was established to require growth as compared to the 2019-20 adjusted EBITDA performance goal applicable to the 2018 OEA grants discussed below under the heading “Outstanding Performance-Based Awards,” yet reflect planned increases in investments, uncertainties relating to the results of the 2020 Presidential and Congressional elections and potential integration, restructuring and other costs relating to the Trident acquisition in order to enhance the retention impact of these long-term incentive awards as the Company was heading into another period of regulatory uncertainty. The use of stock-settled restricted stock units instead of a cash-based performance unit award furthers the Company’s objective of continuing to build an ownership culture. The number of performance-based restricted stock units awarded is derived in the same manner as described in the preceding paragraph for time-based restricted stock units, but reflecting the 70% weight noted above for performance-based restricted stock units.

The 2020 long-term incentive awards to named executive officers generally included one or two-year, post-termination restrictive covenants covering non-solicitation, non-disclosure and non-competition.

Outstanding Performance-Based Awards

Impact of Trident Acquisition.    On March 2, 2020, the Company acquired substantially all of the assets of Trident University International (the “Trident acquisition”). The terms of the Company’s outstanding long-term incentive awards provide that in the event of the sale, disposition, acquisition, restructuring, discontinuance of operations or other extraordinary corporate event in respect of a material business, the Committee shall review and adjust the applicable performance targets so that the achievement of the performance conditions following such event is no more or less probable than the achievement prior to such event. Accordingly, following the Trident acquisition, the performance conditions applicable to the performance-based restricted stock units awarded in 2018 and 2019 and to the 2018 Ownership Equity Awards (discussed below) were adjusted upward so that the achievement of the performance conditions after the acquisition was no more or less probable than the achievement prior to the acquisition.

2018 Performance-Based RSUs.    Performance-based restricted stock units were granted in March 2018. These performance-based restricted stock units cliff vested after three years based on achievement of a two-year defined adjusted EBITDA performance measure. Further, the level of vesting was 50% or 100% depending on whether adjusted EBITDA performance for the third year satisfied a minimum threshold level of performance which was established to reduce the level of vesting in the event of a fundamental decline in Company performance in the third year.

Targeted LTI EBITDA for 2018-19 and 2020 were established at the time the awards were made in early 2018. As discussed above, targeted LTI EBITDA for 2020 was increased following the Trident acquisition in accordance with the terms of the award so that the likelihood of achievement after the acquisition was no more or less probable than prior to the acquisition. The Committee reviewed and certified the Company’s operating results and performance against the established adjusted EBITDA performance targets and accordingly determined that the restricted stock units would vest on March 14, 2021 at the 100% level and not be forfeited. The chart below sets forth the targeted and actual LTI EBITDA applicable to the performance-based restricted stock units granted in March 2018. The amounts reported below for actual LTI EBITDA performance vary from reported financial results due to plan design.

Performance Measure	Targeted 2018-19 LTI EBITDA	2018-19 Actual	Targeted 2020 LTI EBITDA	2020 Actual
LTI EBITDA*	$210.0 million	$245.3 million	$60.0 million	$160.9 million

*

LTI EBITDA is defined as the consolidated earnings of the Company from both continuing and discontinued operations, determined before (a) interest, taxes, depreciation, amortization and asset impairments and non-operating miscellaneous income (expense), and (b) lease termination and unused space charges and legal settlements; and as adjusted (i.e., neutralized) for (c) the difference between actual legal fees and the estimated amounts used in determining targeted 2018-19 LTI EBITDA (or 50% of such estimated amounts when determining LTI EBITDA for 2020).

The following table summarizes the performance-based restricted stock unit awards made to our named executive officers in March 2018.

Named Executive Officer	Vested on March 14, 2021 based on 2018-2020 performance (# of RSUs)
Todd S. Nelson	102,087
Ashish R. Ghia	19,008
Jeffrey D. Ayers	19,263
Andrew H. Hurst	19,161
John R. Kline	18,399

2018 Ownership Equity Awards. On December 14, 2018, the Committee granted performance-based restricted stock units to approximately 60 senior level employees, including the executive officers of the Company. These awards, referred to as Ownership Equity Awards (OEA), are designed to continue to foster an ownership culture at the Company while focusing on achieving the Company’s financial goals, delivering on its strategic objective to support student retention and academic outcomes and retaining talent to increase long-term stockholder value. The Committee determined that this was an appropriate time to make these awards to drive continued progress on the Company’s objective of sustainable and responsible growth given that the Company completed the teach-out of all of the campuses in its former All Other Campuses segment by the end of 2018.

The Committee approved management’s recommendations for the award amounts, which varied based on the relevant employee’s opportunity to impact the business, except that the Committee determined Mr. Nelson’s award. Awards to the Company’s named executive officers were as follows:

Named Executive Officer	2018 OEA Performance-Based Restricted Stock Unit Grant
	$ Target Value (000’s)	# of RSUs
Todd S. Nelson	$2,150.0	161,292
Ashish R. Ghia	$1,325.0	99,400
Jeffrey D. Ayers	$1,100.0	82,521
Andrew H. Hurst	$1,100.0	82,521
John R. Kline	$1,100.0	82,521

Each 2018 OEA restricted stock unit constitutes a right to receive one share of the Company’s common stock on December 14, 2021 depending on achievement of the performance conditions and subject to continued employment on that date. The 2018 OEA grants (other than those made to Messrs. Nelson and Ghia) are eligible to vest 85% subject to the achievement of a rigorous two-year adjusted EBITDA performance goal for 2019-20, and 15% subject to the achievement of a new student retention performance measure which requires improved new student retention at CTU and American InterContinental University in 2020 as compared to 2018. The rigorous nature of the two-year adjusted EBITDA performance goal for 2019-20 is evidenced by the Company’s determination under FASB ASC 718 that as of the grant date the probable outcome was that the performance goal would not be achieved. This performance goal was established to be significantly more challenging than the annual long-term incentive award performance goal at that time to provide maximum motivation to participants as the Company finalized the teach-outs and moved forward with our focus solely on our university institutions. This performance goal was also designed to be significantly more challenging than the performance goals applicable to OEA grants made in 2016. Vesting of both the adjusted EBITDA and new student retention performance components will depend on achievement of a minimum threshold level of adjusted EBITDA performance for the nine months ending September 30, 2021.

The 2018 OEA grants to Messrs. Nelson and Ghia are the same as those made to other participants, except that the awards to Messrs. Nelson and Ghia are eligible to vest 70% subject to the rigorous two-year adjusted EBITDA performance goal for 2019-20 (rather than the 85% weighting for other participants), 15% subject to the achievement of the new student retention performance measure (the same weighting as for other participants), and 15% based upon whether the 75-day average closing price of the Company’s common stock achieves certain rigorous thresholds during the term of the award (a performance condition applicable only to Messrs. Nelson and Ghia).

On August 6, 2019, the Committee approved a revised two-year adjusted EBITDA performance goal for 2019-20 for the 2018 OEA grants. The Committee determined to lower the adjusted EBITDA performance goal by 5% taking into consideration current operational expectations and in order to continue to motivate and retain the eligible employees who received the 2018 OEA grants. The revised performance goal continues to be a rigorous goal as evidenced by the Company’s determination under FASB ASC 718 that as of the modification date the probable outcome was that the revised performance goal would not be achieved. The new student retention performance measure and minimum threshold level of adjusted EBITDA performance applicable for the nine months ended September 30, 2021 did not change, nor did the market-based performance goal applicable to 15% of the 2018 OEA grants to Messrs. Nelson and Ghia. As discussed above under the heading

“Impact of Trident Acquisition,” in 2020 following the Trident acquisition, the adjusted EBITDA performance conditions applicable to the 2018 OEA grants were increased so that the achievement of the performance conditions after the acquisition was no more or less probable than the achievement prior to the acquisition.

The performance criteria for our performance-based awards are assessed each quarter to determine the probability of attainment. In the fourth quarter of 2019, the Company began recording expense associated with the 2018 OEA grants because the Company believed as of the fourth quarter assessment that it was probable that the Company would meet the then applicable two-year adjusted EBITDA performance goal for 2019-20 and the new student retention performance measure (as well as the minimum threshold level of adjusted EBITDA applicable for the nine months ended September 30, 2021). Pursuant to ASC 718, the Company began accruing expense relating to the market-based performance goal applicable to 15% of the 2018 OEA grants to Messrs. Nelson and Ghia as of the grant date.

V. Other Compensation and Benefits

Executive officers are entitled to the same employee benefits available to all full-time employees (subject to the satisfaction of minimum service and other eligibility requirements). Such benefits include health and welfare benefits, vacation and other time off, and our 401(k) Plan, including a Company matching contribution.

Certain executive officers, including the named executive officers, also receive additional benefits and perquisites, including an executive severance plan for those executive officers designated by the Committee to participate, which is described below in “Compensation Tables—Potential Payments Upon a Termination or Change in Control—Executive Severance Plan;” an executive relocation plan; coverage under our directors’ and officers’ insurance policy; and indemnification agreements providing indemnification of, and advancing of expenses to, our named executive officers and certain other designated employees to the fullest extent permitted by Delaware law.

When the Committee reviews our executive compensation programs to ensure a competitive position against our comparison group, it generally does not compare and review benefits and perquisites relative to the comparison group, as it considers these benefits and perquisites to be relatively immaterial when compared to the other components of our executive compensation program, although essential for a competitive compensation package needed to attract and retain talented executives.

VI. Corporate Governance Matters

Say-on-Pay and Investor Outreach Efforts

At our 2020 Annual Meeting of Stockholders, our “Say-on-Pay” proposal was approved by approximately 80% of the shares of our common stock present in person or by proxy and entitled to vote on the matter at the meeting. We continued our investor outreach efforts in the fourth quarter of 2020, inviting investors representing over 60% of the Company’s outstanding common stock, to participate in a conference call with management to discuss any questions or concerns they had about our compensation program or governance structure. Four investors accepted the invitation for a call.

Of those who accepted the invitation for a call, none expressed significant concerns regarding the structural design of our annual executive officer compensation program. Several investors commented on the 2019 performance measure revision to the 2018 OEA grants. The Company continues to believe that this action was necessary to continue to motivate and retain the eligible employees who received the 2018 OEA grants. Further, we believe the Company’s performance has benefitted from continuity of leadership. Other feedback about aspects of our long-term incentive awards was provided by individual investors, with no consistent theme heard from all.

The calls provided the opportunity for the investors to share their current areas of focus, such as human capital, diversity, board refreshment and other sustainability matters, which provides the Company with helpful perspective as it considers these matters internally. Partly in response to these investor conversations, the Company for the first time included diversity information about our Board of Directors in this Proxy Statement and our employees in its Annual Report on Form 10-K for the year ended December 31, 2020. The 2020 Form 10-K also contains information about the human capital objectives that we focus on in managing the business.

With respect to board refreshment, the Company notes its addition of a new director, Alan Wheat, in March 2021. Finally, the investors offered their comments about their internal review process with respect to the Company’s indication that it was considering requesting stockholder approval for additional shares under its incentive compensation plan.

Feedback from the investor outreach calls was shared with the Compensation Committee and the full Board. We are committed to the interests of our stockholders and the delivery of stockholder value through sustainable and responsible growth, and we will continue to consider the outcome of the Company’s “Say-on-Pay” proposal and stockholder feedback when making further compensation decisions for our named executive officers.

Risk Assessment and Mitigation

The Committee has defined certain design guidelines for our compensation programs which are intended to mitigate harmful risk taking. As part of the Committee’s review of 2020 executive compensation, the Committee confirmed the effective implementation of these features and, based on the following assessment, concluded that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company:

•	Base salaries are generally competitive and are not subject to performance risk;

•	Incentive programs are carefully balanced between annual and long-term performance and cash and equity-based compensation;

•	Annual cash incentive and long-term incentive programs are capped;

•

Annual long-term incentive awards to executive officers are generally weighted 30% to time-based restricted stock units that vest in four equal annual installments for retention incentive and 70% to performance-based restricted stock units that cliff vest at 50% or 100% after three years only if a two-year adjusted EBITDA performance measure is achieved;

•

Annual incentive performance goals are recalibrated annually to maintain directional alignment with pay and performance relative to the Company’s historical performance and broader market performance and best estimates of future expectations;

•

The determination of annual incentive program performance results is generally subject to the Committee’s discretionary assessment of the appropriate treatment of unusual, nonoperational or nonrecurring items;

•	Executives and directors are subject to stock ownership guidelines, which include retention ratios;

•	Executives are subject to a policy to recoup improper payments or gains from incentive compensation paid or granted to executives; and

•	Executive officers and directors are prohibited from hedging or pledging Company stock.

Stock Ownership Guidelines

Our Board of Directors believes that the executive officers should be active participants in improving stockholder value by maintaining a predetermined level of ownership of our common stock. Accordingly, the Company maintains stock ownership guidelines that require certain executive officers to own stock equal in value to a multiple of salary based on the officer’s position. The stock ownership targets are based on the following multiples of base salary:

Designated Officers Subject to Guidelines	Multiple of Base Salary
Chief Executive Officer	6
Chief Financial Officer and Chief Operating Officer	3
Executive Vice Presidents and all other equivalent managerial-level officers directly reporting to the Chief Executive Officer	2
All other officers subject to the guidelines	1

Although there is no specific period of time by which designated officers are required to achieve the applicable ownership guideline, executive officers are expected to make continuous progress toward their respective ownership guideline and to comply with certain retention ratios until their respective guideline has been achieved. The CEO is to retain 75% of “net shares” received from equity awards until the applicable guideline has been achieved. All other named executive officers are to retain 50% of “net shares” received from equity awards until the applicable guideline has been achieved.

“Net shares” for purposes of these retention ratios are defined as those shares that remain after deducting the exercise price, if applicable in the event of the exercise of options or SARs or similar instruments, and after deducting any shares the Company withheld to satisfy tax withholding obligations.

Once a designated officer has achieved the applicable ownership guideline according to an annual valuation, they will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of the Company’s common stock, so long as the officer continues to own at least the number of shares of Perdoceo common stock owned in order to achieve the applicable guideline. If an officer receives a promotion which involves a change in base salary or if an officer does not continue to own at least the number of shares of Perdoceo common stock owned in order to achieve the applicable guideline, then the applicable retention ratio will apply until the applicable ownership guideline is again achieved.

The Committee has discretion to reduce equity awards or to pay a portion of the annual cash incentive in the form of restricted stock to executive officers who are not in compliance with the retention requirements or ownership targets under the guidelines. As of the 2020 annual valuation under the stock ownership guidelines, all current designated officers were in compliance with the retention ratio requirements and several have attained the applicable ownership guideline.

Compensation Recovery Policy

The Board of Directors adopted a compensation recovery policy in January 2010. The policy requires, in appropriate circumstances and to the extent permitted by governing law, the reimbursement of any annual or long-term incentive payment to a Company executive officer (for purposes of the Exchange Act) if:

•	The payment was predicated upon achieving certain financial results that were subsequently the subject of a material restatement of Company financial statements filed with the SEC;

•	The Board determines that the executive engaged in intentional misconduct that caused or substantially caused the need for the material restatement; and

•	A lower payment would have been made to the executive based on the restated financial results.

In each such instance, the Company will, to the extent practicable, seek to recover from the individual executive the amount by which that executive’s incentive payments for the relevant periods exceeded the lower payment that would have been made based on the restated financial results.

Hedging Policy

The Company’s insider trading policy provides that “covered persons” shall not engage in any of the following activities with respect to the Company’s securities:

•

Trading in the Company’s securities on a short-term basis. Any securities purchased must be held for a minimum of six months before sale, unless the security is subject to forced sale (e.g., as a consequence of a merger or acquisition);

•	Purchasing Company securities on margin or borrowing against Company securities on margin;

•	Short sales (selling Company securities not owned at the time of sale);

•	Pledging Company securities; or

•	Buying or selling put options or call options, swaps, collars or other similar hedging and derivative transactions.

Notwithstanding the limitations on purchasing or borrowing against Company securities on margin or pledging Company securities, the Company’s Board of Directors may, in its discretion, determine that these limitations do not apply to any partnership, limited liability company, corporation or other entity for which a covered person (or an immediate family member of a covered person) has sole or shared investment power.

“Covered persons” under the Company’s insider trading policy are the Company’s directors, executive officers (including all officers subject to reporting obligations under Section 16 of the Exchange Act) and additional employees designated by the Board or the Company’s insider trading compliance officer who are expected to more likely be in possession of material, non-public information regarding the Company’s results of operations, cash flows and financial condition. The restrictions on trading the Company securities imposed by the insider trading policy also apply to members of a covered person’s family who reside with the covered person, any family members of a covered person who do not live in the covered person’s household but whose transactions in Company securities are directed by the covered person or are subject to the covered person’s influence or control, any other persons residing in a covered person’s household, any trust of which a covered person or an immediate family member of a covered person is a beneficiary or a trustee, any entity for which a covered person or an immediate family member of a covered person has sole or shared investment power and any other persons acting on a covered person’s behalf.

The information contained in this “Hedging Policy” section will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as both are amended from time to time, except to the extent specifically incorporated by reference into such filing.

VII. Regulatory Considerations

Federal income tax regulations and U.S. generally accepted accounting principles impact the cost and recognized expense of our executive compensation programs and influence the Committee’s design of our executive compensation strategies. For example, prior to the enactment of the Tax Cuts and Jobs Act of 2017 (“TCJA”), the Committee considered the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code in designing our compensation programs, but retained the flexibility and discretion to authorize compensation arrangements whether or not deductible under Section 162(m). Due to the repeal of the exception for performance-based compensation under the TCJA, compensation awarded to our named executive officers in 2020 will not be eligible for favorable treatment under Section 162(m) of the Internal Revenue Code. The Committee continues to evaluate this area relative to the Company’s compensation programs given the changes in the treatment of performance-based compensation under the TCJA.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors is composed solely of independent directors, as that term is defined in Nasdaq’s listing standards, as well as under Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with the Company’s management. Based on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

William D. Hansen (Chairperson)

Patrick W. Gross

Gregory L. Jackson

Compensation Tables

2020 Summary Compensation Table

The following table shows compensation of our principal executive officer and our principal financial officer as of December 31, 2020 and the three other most highly compensated executive officers who were serving as our executive officers as of December 31, 2020. These officers are our 2020 named executive officers. Information regarding amounts in certain columns follows the table.

		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Todd S. Nelson	2020	$770,000	$—	$2,169,753	$—	$1,925,000	$5,700	$4,870,453
President and Chief	2019	$770,000	$—	$2,777,068	$—	$3,925,000	$5,600	$7,477,668
Executive Officer	2018	$770,000	$—	$2,129,444	$844,747	$3,449,044	$5,500	$7,198,735

Ashish R. Ghia	2020	$400,000	$—	$430,967	$—	$600,000	$5,700	$1,436,667
Senior Vice President and	2019	$385,227	$—	$602,294	$—	$735,089	$5,600	$1,728,210
Chief Financial Officer	2018	$370,833	$—	$464,061	$157,282	$593,437	$5,500	$1,591,113

Jeffrey D. Ayers	2020	$385,700	$—	$409,385	$—	$501,410	$5,700	$1,302,195
Senior Vice President, General	2019	$380,000	$—	$609,149	$—	$969,000	$5,600	$1,963,749
Counsel and Corporate Secretary	2018	$380,000	$—	$468,745	$159,401	$846,859	$5,500	$1,860,505

Andrew H. Hurst	2020	$383,670	$—	$407,266	$—	$498,771	$5,700	$1,295,407
Senior Vice President—Colorado	2019	$378,000	$—	$585,092	$—	$941,400	$5,600	$1,910,092
Technical University	2018	$375,750	$—	$411,585	$158,543	$649,300	$5,500	$1,600,678

John R. Kline	2020	$368,445	$—	$391,087	$—	$478,979	$5,700	$1,244,211
Senior Vice President—American	2019	$363,000	$—	$564,398	$—	$896,900	$5,600	$1,829,898
InterContinental University	2018	$360,125	$—	$396,874	$152,263	$352,409	$5,500	$1,267,171

Stock and Option Awards.    These columns show the grant date fair value of the restricted stock unit and stock option awards granted to our named executive officers, excluding the effect of actual or estimated forfeitures. See Note 14 of the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for information regarding the assumptions used in the valuation of equity-based awards.

Awards included in the Stock Awards column that are subject to performance conditions are the 2018-2020 performance-based restricted stock unit awards and the 2018 OEA grants. The grant date fair value of these awards is based upon the probable outcome of the performance conditions as determined at the date of grant and for all such awards included other than the 2018 OEA grants, that grant date value is based upon achieving the target level of performance. The 2018-2020 performance-based restricted stock unit awards vest based on achievement of a two-year performance measure with the level of vesting (50% or 100%) determined based on a year three performance measure. The probable outcome of the performance conditions for the 2018-2020 performance-based restricted stock unit awards as determined at the date of grant was that the performance conditions would be achieved. Because there is no greater payout amount possible, the maximum attainment value is the same as the grant date fair value of these awards at target performance.

Due to the rigorous nature of the performance conditions applicable to the 2018 OEA grants, the probable outcome as determined at the date of grant was that the performance conditions generally would not be achieved. A portion of the 2018 OEA grants to Messrs. Nelson and Ghia is subject to a market condition, the grant date fair value of which, per FASB ASC 718, does not factor in the probable outcome of achievement as compensation cost for awards with a market condition will be recognized even if the market condition is never achieved as long as the requisite service period is fulfilled. The grant date fair value of this portion was calculated with the assistance of a third party valuation firm using the valuation model referred to as the “Monte Carlo” method, which simulated over 100,000 outcomes of the Company’s daily stock price over the performance period. If the highest level of all the applicable performance conditions is achieved, the entire 2018 OEA grant is eligible to vest subject to continued employment with the Company. This maximum attainment value is set forth in the chart below and is calculated as the number of restricted stock units eligible to vest times the closing price of our common stock as reported on Nasdaq on the grant date.

	2018 OEA
Name	Grant Date Value per FASB ASC 718	Value at Maximum Attainment
Todd S. Nelson	$157,106	$2,038,731
Ashish R. Ghia	$96,816	$1,256,416
Jeffrey D. Ayers	$—	$1,043,065
Andrew H. Hurst	$—	$1,043,065
John R. Kline	$—	$1,043,065

Comparability of amounts for the years reported is impacted by the change to the long-term incentive equity mix to eliminate the use of options in 2019 and the special nature of the 2018 OEA grants.

See “Compensation Discussion & Analysis—IV. 2020 Compensation Decisions” for information about the 2020 performance-based restricted stock unit awards and the elimination of the use of options in 2019.

Non-Equity Incentive Plan Compensation.    Annual cash incentives earned for any year are generally paid to the named executive officers in the first quarter of the following year. See “Compensation Discussion and Analysis—IV. 2020 Compensation Decisions—Annual Incentive Award Program” for more information regarding these amounts.

From 2013 through 2017, the Company awarded cash-based performance units which used relative TSR over a three-year performance period as a long-term incentive vehicle. For Messrs. Nelson, Ghia, Ayers and Hurst the 2018 and 2019 amounts reported in this column also include amounts earned pursuant to the performance units granted in 2016 and 2017, respectively, and Mr. Kline’s 2019 amount reported in this column also includes the amount earned pursuant to the performance unit granted to him in 2017. The three-year performance period of this award vehicle impacts the comparability of amounts reported, as does the replacement of these cash-based performance units (which are reflected in this column for the year earned) with performance-based restricted stock units (which are reflected in the Stock Awards column for the year in which granted) as a long-term incentive vehicle in 2018-2020.

All Other Compensation.    All Other Compensation for 2020 includes Company matching 401(k) plan contributions. Information regarding non-discriminatory group welfare benefit plans is excluded from the Summary Compensation Table as permitted by applicable regulations.

Grants of Plan-Based Awards in 2020

The following table provides information concerning the awards made to our named executive officers during 2020. Information regarding amounts in certain columns follows the table. All awards were made under the 2016 Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
Todd S. Nelson	03/05/20	$77,000	$962,500	$1,925,000
	03/05/20							42,404			$650,901
	03/05/20				49,474	98,948					$1,518,852

Ashish R. Ghia	03/05/20	$24,000	$300,000	$600,000
	03/05/20							8,424			$129,308
	03/05/20				9,826	19,652					$301,658

Jeffrey D. Ayers	03/05/20	$20,056	$250,705	$501,410
	03/05/20							8,000			$122,800
	03/05/20				9,335	18,670					$286,585

Andrew H. Hurst	03/05/20	$19,951	$249,386	$498,771
	03/05/20							7,960			$122,186
	03/05/20				9,286	18,572					$285,080

John R. Kline	03/05/20	$19,159	$239,489	$478,979
	03/05/20							7,644			$117,335
	03/05/20				8,917	17,834					$273,752

Estimated Future Payouts Under Non-Equity Incentive Plan Awards. AIP General:    The amounts in these columns for each of the named executive officers show estimated possible future payouts of awards under our 2020 annual cash incentive award program. Amounts provided are calculated on a full year basis using the 2020 annual base salary for each officer. The performance measures and attainment are discussed in “Compensation Discussion and Analysis—IV. 2020 Compensation Decisions—Annual Incentive Award Program” above. Amounts actually earned by the named executive officers are included in the 2020 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.” AIP Threshold Amounts: The threshold amounts provided are the amounts payable for achieving threshold performance levels under the program; however, performance below the threshold performance levels will result in no payout. For purposes of calculating the threshold amounts, the individual component of the program has been assumed to be $0 because there is no threshold level of performance specified which will provide a minimum amount payable for the individual component. AIP Target Amounts: The program established payout amounts for achievement of target Company and individual performance. AIP Maximum Amounts: The maximum payouts are the 200% maximum amount payable with respect to each component of the program.

Estimated Future Payouts Under Equity Incentive Plan Awards.    The amounts in these columns for each of the named executive officers shows possible future payouts pursuant to the 2020 performance-based restricted stock unit awards which vest if a two-year performance measure is achieved, with the level of vesting (50% or 100%) determined based on whether a year three minimum level of performance is achieved. Failure to achieve the two-year performance measure will result in no payout. Because there is no greater payout possible than the target amount, there is no maximum payout for these awards. The performance conditions and vesting provisions for the 2020 performance-based restricted stock unit awards are discussed above in “Compensation Discussion & Analysis – IV. 2020 Compensation Decisions.”

All Other Stock Awards.    This column shows the number of time-vesting restricted stock units granted to each of the named executive officers during 2020. These awards vest 25% per year over four years, subject to continued employment with the Company.

All Other Option Awards.    No stock options were granted to the named executive officers during 2020.

Grant Date Fair Value of Stock and Option Awards.    This column shows the grant date fair value of the 2020 restricted stock unit awards granted to our named executive officers, excluding the effect of actual or estimated forfeitures. For the portion of the restricted stock unit awards that are subject to performance conditions, that grant date value is based upon the probable outcome of such conditions. Amounts are calculated in accordance with the provisions of FASB ASC 718. See Note 14 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for information regarding the assumptions used in the valuation of equity awards.

Outstanding Equity Awards at Year End 2020

The following table includes information as of December 31, 2020 about all unexercised options to purchase shares of our common stock and unvested restricted stock units held by the named executive officers.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options— Exercisable (1)	Number of Securities Underlying Unexercised Options— Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Todd S. Nelson	03/05/20	—	—	—	—	42,404	(3)	$535,563	98,948	(4)	$1,249,713
	08/12/19	—	—	—	—	29,349	(5)	$370,678	91,308	(6)	$1,153,220
	12/14/18	—	—	—	—	—		$—	161,292	(7)	$2,037,118
	03/06/18	66,986	66,986	$13.80	03/06/2028	20,418	(8)	$257,879	102,087	(9)	$1,289,359
	03/06/17	—	30,629	$8.30	03/06/2027	10,438	(10)	$131,832	—		$—

Ashish R. Ghia	03/05/20	—	—	—	—	8,424	(3)	$106,395	19,652	(4)	$248,205
	08/12/19	—	—	—	—	5,466	(5)	$69,036	17,002	(6)	$214,735
	08/12/19	—	—	—	—	3,000	(5)	$37,890	—		$—
	12/14/18	—	—	—	—	—		$—	99,400	(7)	$1,255,422
	03/06/18	—	12,472	$13.80	03/06/2028	3,802	(8)	$48,019	19,008	(9)	$240,071
	11/08/17	—	—	—	—	3,561	(11)	$44,975	—		$—
	03/06/17	—	—	—	—	3,078	(12)	$38,875	—		$—

Jeffrey D. Ayers	03/05/20	—	—	—	—	8,000	(3)	$101,040	18,670	(4)	$235,802
	08/12/19	—	—	—	—	5,538	(5)	$69,945	17,228	(6)	$217,590
	08/12/19	—	—	—	—	3,000	(5)	$37,890	—		$—
	12/14/18	—	—	—	—	—		$—	82,521	(7)	$1,042,240
	03/06/18	—	12,640	$13.80	03/06/2028	3,852	(8)	$48,651	19,263	(9)	$243,292
	03/06/18	—	—	—	—	3,500	(8)	$44,205	—		$—
	03/06/17	—	7,274	$8.30	03/06/2027	2,479	(12)	$31,310	—		$—
	03/14/11	27,196	—	$21.80	03/13/2021	—		$—	—		$—

Andrew H. Hurst	03/05/20	—	—	—	—	7,960	(3)	$100,535	18,572	(4)	$234,564
	08/12/19	—	—	—	—	5,508	(5)	$69,566	17,138	(6)	$216,453
	08/12/19	—	—	—	—	2,250	(5)	$28,418	—		$—
	12/14/18	—	—	—	—	—		$—	82,521	(7)	$1,042,240
	03/06/18	12,572	12,572	$13.80	03/06/2028	3,832	(8)	$48,398	19,161	(9)	$242,003
	03/06/18	—	—	—	—	1,500	(8)	$18,945	—		$—
	03/06/17	20,673	6,891	$8.30	03/06/2027	2,349	(12)	$29,668	—		$—
	03/07/16	59,644	—	$4.49	03/07/2026	—		$—	—		$—
	03/06/15	23,704	—	$5.90	03/06/2025	—		$—	—		$—
	05/12/14	22,806	—	$5.00	05/12/2024	—		$—	—		$—

John R. Kline	03/05/20	—	—	—	—	7,644	(3)	$96,544	17,834	(4)	$225,243
	08/12/19	—	—	—	—	5,289	(5)	$66,800	16,458	(6)	$207,865
	08/12/19	—	—	—	—	2,250	(5)	$28,418	—		$—
	12/14/18	—	—	—	—	—		$—	82,521	(7)	$1,042,240
	03/06/18	12,074	12,074	$13.80	03/06/2028	3,680	(8)	$46,478	18,399	(9)	$232,379
	03/06/18	—	—	—	—	1,500	(8)	$18,945	—		$—
	03/06/17	19,527	6,509	$8.30	03/06/2027	2,218	(12)	$28,013	—		$—
	03/06/17	—	—	—	—	2,500	(12)	$31,575	—		$—
	11/06/15	56,648	—	$4.07	11/06/2025	—		$—	—		$—

(1)	Unless otherwise indicated, stock options become exercisable 25% per year over four years.

(2)	The dollar value of these awards is calculated using the closing market price of $12.63 per share of our common stock on December 31, 2020, as reported on Nasdaq.

(3)	One-fourth of these restricted stock units vest on each of March 14, 2021, 2022, 2023 and 2024.

(4)	These restricted stock units vest on March 14, 2023, subject to the achievement of the applicable adjusted EBITDA performance measures.

(5)	One-third of these restricted stock units vest on each of March 14, 2021, 2022 and 2023.

(6)	These restricted stock units vest on March 14, 2022, subject to the achievement of the applicable adjusted EBITDA performance measures.

(7)	The 2018 OEA performance-based restricted stock units vest on December 14, 2021, subject to the achievement of the applicable performance measures.

(8)	One-half of these restricted stock units vest on each of March 14, 2021 and 2022.

(9)	These restricted stock units vested on March 14, 2021. The performance condition for this award was satisfied.

(10)	These restricted stock units vested on March 14, 2021. The performance condition for this award was satisfied.

(11)	These restricted stock units vest on December 14, 2021.

(12)	These restricted stock units vested on March 14, 2021.

Option Exercises and Stock Vested for 2020

The following table includes information regarding option exercises by our named executive officers and vesting of restricted stock units held by them during the year ended December 31, 2020.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Todd S. Nelson	766,227	$5,135,764	68,452	$764,711
Ashish R. Ghia	12,472	$39,344	23,818	$270,812
Jeffrey D. Ayers	38,746	$320,842	18,031	$201,699
Andrew H. Hurst	—	—	12,955	$145,454
John R. Kline	—	—	9,821	$110,814

(1)

The aggregate dollar value realized on exercise was calculated by multiplying the number of shares acquired upon vesting by the difference between the market price of the Company’s common stock as reported on Nasdaq at exercise and the exercise price.

(2)

The aggregate dollar value realized on vesting was calculated by multiplying the number of restricted stock units (stock and cash settled) which vested by the closing price of the Company’s common stock as reported on Nasdaq on the vesting date.

Employment Arrangements and Potential Payments upon Termination or Change in Control

None of our current named executive officers has a fixed term employment contract and all are “at will” employees. However, we have entered into certain agreements and maintain certain plans that require us to provide compensation to the named executive officers in the event of certain terminations of their employment or if the Company experiences a change in control. The amount of compensation payable to each named executive officer employed by the Company at December 31, 2020 for such terminations is shown in the tables below under the heading “Potential Payments.”

Executive Severance Plan.    The Company’s executive officers are eligible to participate in the Company’s Executive Severance Plan and may be eligible to receive benefits thereunder in the event such an executive officer’s employment is involuntarily terminated. The Employee Benefits Committee, as the plan administrator, or its authorized designee, is responsible for determining whether an eligible executive officer’s employment is terminated involuntarily by the Company and, if so, whether such eligible executive officer will receive benefits under this plan, in accordance with the terms thereof. Involuntary terminations do not include terminations for cause (as defined under this plan); terminations due to agreements between the Company and the employee under which the employee becomes a consultant or independent contractor; terminations due to death, disability, retirement (including voluntary retirement under any special early retirement incentive program) or any form of voluntary termination. Termination for cause means the employee is discharged by us for poor performance, nonperformance or misconduct. Misconduct includes, but is not limited to, insubordination, dishonesty, theft, violation of Company rules and willful destruction of Company property.

To receive the severance benefits, the terminated executive must sign a release of claims against the Company and enter into a non-solicitation, non-competition and confidentiality agreement with the Company to the extent permitted by governing law and allowed under the ethical rules of any applicable professional licensing organizations that will last for at least one year (such agreement, a “Separation Agreement”). The Executive Severance Plan is intended to provide benefits that are exempt from the requirements of Code Section 409A, but provides that to the extent any benefit payable is determined to be subject to Section 409A, benefits will be paid in accordance with Section 409A.

Severance benefits under this plan include base pay, target cash incentive payments under the Company’s annual incentive program and certain benefits coverage, as follows:

•

A lump sum payment equal to the sum of (1) the terminating executive’s annual salary at the time of termination, plus (2) an amount equal to the terminating executive’s target bonus for the year in which termination occurs.

•

For those executives who participate in our health, dental and vision plans and timely elect to continue that coverage under federal COBRA law, partially subsidized COBRA insurance premiums so that the executive pays the same cost that similarly situated active employees of the Company pay for such coverage for a period of time beginning immediately after the employment termination and lasting for one year.

•	Outplacement assistance from a Company-selected provider that is reimbursed or paid for by the Company.

Severance Arrangements Pursuant to Nelson Letter Agreement.    Pursuant to Mr. Nelson’s employment letter agreement entered into on July 30, 2015 when he joined the Company (the “Nelson Letter Agreement”), Mr. Nelson is entitled to certain enhanced severance benefits. Mr. Nelson is entitled to receive the following payments and benefits if terminated by the Company without cause or if he resigned for good reason (as such terms are defined in the Nelson Letter Agreement, and each a “Qualifying Termination”), subject to his execution and non-revocation of a general release of claims: (i) a lump sum payment equal to two times the sum of his annual base salary and target cash annual incentive, (ii) a pro rata portion of the cash annual incentive for the year in which the termination occurs, based on actual performance, and (iii) partially subsidized COBRA insurance premiums so that Mr. Nelson pays the same cost that similarly situated active employees of the Company pay for such coverage for a period of time beginning immediately after the employment termination and lasting for 18 months. Pursuant to the Nelson Letter Agreement, Mr. Nelson is subject to confidentiality and non-disparagement covenants during and after his employment with the Company terminates. Mr. Nelson is also subject to non-competition and employee and customer non-solicitation covenants both during and for a period of two years following termination of his employment.

Incentive Plan Termination of Employment Provisions.    Under the 2016 Plan, outstanding restricted stock unit awards immediately vest and become non-forfeitable in case of death or disability, but are forfeited in the event of other forms of employment termination. For outstanding stock option awards, if the termination is due to:

•

Death or disability, options become fully exercisable and remain exercisable from the date of termination due to death or disability until the first to occur of (a) the expiration date of the option and (b) one year after the date of termination. Any options not exercised within the allowed time period are automatically forfeited.

•

Retirement, options continue to vest for three years (but not longer than the option’s term) and any vested and exercisable options are exercisable from the date of retirement until the first to occur of (a) the expiration date of the option and (b) three years after the retirement date; any options that have not become exercisable are automatically forfeited. Any options not exercised within the allowed time period also are automatically forfeited. Retirement means termination after age 55 with at least five years of service.

•

Involuntary termination for reasons other than cause, options that are exercisable on the date of termination remain exercisable from that termination date until the first to occur of (a) the expiration date of the option and (b) 90 days from the termination date. Any unexercisable options on the date of termination are automatically forfeited and options not exercised within the allowed time period are automatically forfeited.

•

Voluntary termination of employment or service (for reasons other than retirement, death or disability), options that are exercisable on the date of termination remain exercisable from that termination date until the first to occur of (a) the expiration date of the option and (b) 30 days after the termination date. Any unexercisable options on the termination date are automatically forfeited. Any options not exercised within the allowed time period also are automatically forfeited.

•	Termination for cause, the participant immediately and automatically forfeits all options to purchase shares of our stock.

Equity Plan Change in Control Provisions.    Under the 2016 Plan, a change in control is deemed to have occurred if any of the following events occur:

•

Any corporation, person or other entity (other than us, our majority-owned subsidiary or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by us), including persons or entities acting as a group, becomes the beneficial owner of stock representing more than 35% of our common stock.

•

Our merger or consolidation with or into another corporation other than a majority-owned subsidiary, or an agreement to sell or otherwise dispose of all or substantially all of our assets, and the members of the Board of Directors prior to that approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent of that entity.

•	The consummation of a plan of liquidation.

•

Within any period of 24 consecutive months, the members of the Board of Directors immediately prior to the 24-month period, together with any persons first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid a contest) during the 24-month period by or on the recommendation of the Board immediately prior to that 24-month period and who constituted a majority of the Board at the time of election, cease to constitute a majority of the Board.

The 2016 Plan is a “double-trigger” plan that provides that upon both (1) a change in control and (2) an involuntary termination of the award holder’s employment or service by us or our successor other than for cause (as defined in the applicable plan) during the two-year period following the change in control, that award holder’s stock options shall become exercisable and restricted stock units shall become vested. All performance goals will be deemed to have been met.

Potential Payments.    The following tables describe the benefits to which the named executive officers who were employed by the Company at December 31, 2020 would have been entitled under the arrangements described above (1) if the named executive officer had terminated employment pursuant to (a) a voluntary termination, (b) retirement, (c) an involuntary termination other than for cause, (d) the named executive officer’s death or disability, or (e) a termination for cause (as defined in the applicable plan or any applicable employment letter agreement), in any such case on December 31, 2020, or (2) upon a change in control of the Company and a concurrent involuntary termination of the named executive officer’s employment on December 31, 2020. For Mr. Nelson, the involuntary termination other than for cause scenario also includes a resignation by Mr. Nelson for good reason (as defined in the Nelson Letter Agreement). Information regarding the calculation of certain amounts is provided below the tables. Information regarding non-discriminatory group welfare benefit plans is excluded from the tables below as permitted by applicable regulations.

Todd S. Nelson

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum	$—	$—	$3,465,000	$—	$—	$3,465,000
Annual Incentive	$—	$—	$1,925,000	$—	$—	$1,925,000
Restricted Stock Units	$—	$—	$—	$7,025,362	$—	$7,025,362
Stock Options	$—	$132,624	$—	$132,624	$—	$132,624
Benefits and Perquisites:
COBRA Benefits	$—	$—	$20,263	$—	$—	$20,263
Outplacement	$—	$—	$7,500	$—	$—	$7,500

Total:	$—	$132,624	$5,417,763	$7,157,986	$—	$12,575,749

Ashish R. Ghia

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum	$—	$—	$700,000	$—	$—	$700,000
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,303,624	$—	$2,303,624
Stock Options	$—	$—	$—	$—	$—	$—
Benefits and Perquisites:
COBRA Benefits	$—	$—	$6,446	$—	$—	$6,446
Outplacement	$—	$—	$7,500	$—	$—	$7,500

Total:	$—	$—	$713,946	$2,303,624	$—	$3,017,570

Jeffrey D. Ayers

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum	$—	$—	$638,305	$—	$—	$638,305
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,071,964	$—	$2,071,964
Stock Options	$—	$31,496	$—	$31,496	$—	$31,496
Benefits and Perquisites:
COBRA Benefits	$—	$—	$13,618	$—	$—	$13,618
Outplacement	$—	$—	$7,500	$—	$—	$7,500

Total:	$—	$31,496	$659,423	$2,103,460	$—	$2,762,883

Andrew H. Hurst

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum	$—	$—	$634,946	$—	$—	$634,946
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,030,790	$—	$2,030,790
Stock Options	$—	$29,838	$—	$29,838	$—	$29,838
Benefits and Perquisites:
COBRA Benefits	$—	$—	$13,509	$—	$—	$13,509
Outplacement	$—	$—	$7,500	$—	$—	$7,500

Total:	$—	$29,838	$655,955	$2,060,628	$—	$2,716,583

John R. Kline

Executive Benefits and Payments Upon Termination	Voluntary Termination	Normal Retirement	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control
Compensation:
Lump Sum	$—	$—	$609,749	$—	$—	$609,749
Annual Incentive	$—	$—	$—	$—	$—	$—
Restricted Stock Units	$—	$—	$—	$2,024,501	$—	$2,024,501
Stock Options	$—	$28,184	$—	$28,184	$—	$28,184
Benefits and Perquisites:
COBRA Benefits	$—	$—	$18,721	$—	$—	$18,721
Outplacement	$—	$—	$7,500	$—	$—	$7,500

Total:	$—	$28,184	$635,970	$2,052,685	$—	$2,688,655

Lump Sum.    Except for certain enhanced benefits for Mr. Nelson pursuant to the Nelson Letter Agreement, severance arrangements for the named executive officers are governed by the Company’s current Executive Severance Plan, which is described above in this “Potential Payments upon Termination or Change in Control” section.

Accrued Annual Incentive.    The Company’s 2020 cash annual incentive program requires employees to be employed on March 1, 2021 in order to be eligible to receive a payment thereunder, and therefore, assuming a December 31, 2020 termination date, the named executive officers would not receive a cash incentive pursuant to the 2020 program (except for Mr. Nelson whose employment letter agreement provides for enhanced severance benefits).

Restricted Stock Units.    For purposes of the tables above, compensation for the vesting of time-based and performance-based restricted units equals the $12.63 closing price per share of our common stock as reported on Nasdaq on December 31, 2020, multiplied by the number of vesting units. All outstanding performance conditions are assumed to have been met.

Stock Options.    Stock option compensation for the events in the tables above equals the difference between the exercise price and the $12.63 closing price per share of our common stock as reported on Nasdaq on December 31, 2020, multiplied by the number of options becoming exercisable in connection with the termination event.

COBRA Benefits.    The Executive Severance Plan provides that the Company will pay a portion of medical, dental and vision premiums for terminated executives for the period of time after termination that is equal to the number of weeks of pay for which the executive is eligible (or the COBRA period, if shorter), if an eligible executive is a participant in the Company’s medical, dental or vision insurance plans at the time of termination and after termination timely elects to continue such insurance coverage under federal COBRA law. The executive pays a premium amount that a similarly situated active employee of the Company pays for such coverage. Amounts in the table above calculated pursuant to the current Executive Severance Plan assume one year of partially subsidized COBRA premiums, except for Mr. Nelson whose employment letter agreement provides for 18 months of COBRA benefits.

Outplacement.    The Executive Severance Plan provides that the Company will provide outplacement assistance from a provider selected by the Company and upon the terms and conditions as shall be communicated to the executive at the time of his or her employment termination or as soon as possible thereafter. Therefore, amounts in the table above are estimates only.

Normal Retirement.    For purposes of the tables above, the named executive officers are assumed to be retirement eligible under the 2016 Plan.

Change in Control.    The Company’s Executive Severance Plan governs the severance arrangements applicable to the named executive officers in the tables above (except that Mr. Nelson has certain enhanced severance benefits). The Company’s Executive Severance Plan does not contain provisions addressing change in control. For purposes of determining amounts payable to the named executive officers assuming a concurrent change in control and termination of employment effective December 31, 2020, the termination is deemed to be involuntary not for cause termination.

2020 Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”), the Company has calculated the mandated ratio of the median of the 2020 annual total compensation of all employees to the 2020 annual total compensation of Mr. Nelson, our President and Chief Executive Officer (our “CEO”), in accordance with the requirements of the SEC’s rule.

Additionally, given the Company’s significant part-time workforce, a supplemental ratio that excludes both adjunct faculty and federal work-study student workers has also been calculated. As these part-time employees may work varying schedules and times throughout the year to support our students, the supplemental ratio provides another perspective on the median employee and ratio.

The pay ratios were calculated as follows:

Pay Ratio =	Annual Total Compensation of CEO
Annual Total Compensation of median employee

With respect to the mandated ratio calculation, the Company identified the median employee by comparing the amount of total taxable wages for federal income tax purposes as reflected in our payroll records as reported to the Internal Revenue Service in “Box 1” on Form W-2 for 2020 for 4,517 individuals, excluding the CEO, who were employed by the Company on December 31, 2020. This includes all full-time and part-time employees, including adjunct faculty and federal work-study student workers, but does not include independent contractors and leased workers. Compensation was annualized for 722 employees who were hired by the Company in 2020 but did not work for the Company for the entire year. No annualization was applied to any adjunct faculty or federal work-study student workers due to their varying work schedules throughout the year. After identifying the median employee, 2020 annual total compensation was calculated in the same manner as reflected in the 2020 Summary Compensation Table above for our CEO.

The same methodology was used to calculate the supplemental ratio, except that compensation for 1,909 adjunct faculty and federal work-study student workers was excluded when determining the median employee.

The following table shows the mandated ratio between the 2020 annual total compensation of our CEO, as reflected in the “Total” column of the 2020 Summary Compensation Table above, and the median of the 2020 annual total compensation of all employees, as well as the supplemental ratio resulting from the exclusion of adjunct faculty and federal work-study student workers when determining the median compensation. These pay ratios are reasonable estimates calculated in a manner consistent with Item 402(u) of Regulation S-K based on our payroll records and the methodology described above.

Pay Ratio	Median 2020 Annual Total Compensation	CEO to Median Pay Ratio
Mandated Ratio (Includes all employees)	$43,348	112:1
Supplemental Ratio (Excludes adjunct faculty and federal work-study student workers)	$53,464	91:1

For a description of the components of 2020 annual total compensation of our CEO, the Company’s executive officer compensation philosophy and factors impacting 2020 CEO annual total compensation and year over year comparability, see the “Compensation Discussion and Analysis” section above as well as the 2020 Summary Compensation Table and accompanying narrative above.

The SEC’s pay ratio rule permits a variety of methodologies and assumptions when calculating the mandated ratio. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio the Company has reported. Pay ratios may vary significantly among companies, within the same industry and more broadly, as a result of these different methodologies and assumptions used to identify the median employee. In addition, pay ratios may vary significantly among companies due to differences in business strategies and workforce composition. For example, one company may outsource certain business functions whereas another may perform the same functions in-house. These and other factors can significantly impact the pay ratio reported by each company.

AUDIT-RELATED MATTERS

Report of the Audit Committee of the Board of Directors

We assist the Board in fulfilling its responsibility for overseeing the quality of Perdoceo’s accounting, auditing and reporting practices. Management is responsible for the reporting processes, for preparing and presenting financial statements and implementing and maintaining internal controls. Perdoceo’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of Perdoceo’s audited financial statements to generally accepted accounting principles in the United States.

In discharging our oversight responsibilities regarding the audit process, we have:

(1)	Reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with management.

(2)	Discussed with Grant Thornton LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

(3)

Received the written disclosures and the letter from Grant Thornton LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with us concerning independence, and have discussed with Grant Thornton LLP its independence.

Based upon the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

AUDIT COMMITTEE

Kenda B. Gonzales (Chairperson)

Dennis H. Chookaszian

Patrick W. Gross

Leslie T. Thornton

Principal Accounting Fees and Services

Pre-Approval Policy

The Audit Committee pre-approves all services provided by Grant Thornton LLP to the Company. In some cases, this pre-approval may be accomplished through policies and procedures adopted by the Audit Committee that provide a detailed description of the services that may be performed, as well as limits on the fees for the services. In pre-approving services, the Audit Committee considers whether these services are consistent with the SEC’s rules on auditor independence.

Fees Paid to Independent Public Accounting Firm

The following is a summary of the approximate fees billed to us by Grant Thornton LLP for professional services provided for fiscal years ended December 31, 2019 and 2020.

Fee Category	2020	2019
Audit Fees (1)	$1,332,115	$1,192,748
Audit-Related Fees (2)	$—	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$14,900	$14,800

(1)

Audit fees consisted of audit work performed in the preparation of financial statements, including fees related to the implementation of new lease and financial instrument accounting standards, quarterly financial statement reviews and regulatory audits, as well as any related expenses reimbursable by the Company incurred during the audit. These fees included audit services related to Section 404 of the Sarbanes-Oxley Act.

(2)	Audit-related fees for the implementation of new lease and financial instrument accounting standards are now included in audit fees above.

(3)

Tax fees consisted of all services performed by the independent registered public accounting firm’s tax personnel, except those related to the audit of financial statements, and include tax compliance, tax consulting, tax planning and non-recurring projects.

(4)	All other fees consisted of work performed in connection with 401(k) plan audits.

ITEMS TO BE VOTED ON

PROPOSAL 1: Election of Directors

The Board of Directors has nominated the nine director candidates named below. Each of the nominees is currently serving as a director of Perdoceo Education Corporation and is running for re-election. If elected, the nominees for election as directors will each serve for a one-year term expiring at the Company’s 2022 Annual Meeting of Stockholders. The Board of Directors recommends that stockholders vote in favor of the election of all of the nominees named in this Proxy Statement below to serve as directors of Perdoceo.

The Board of Directors has affirmatively determined that each of the director nominees, except for Mr. Nelson who serves as President and Chief Executive Officer, is an “independent director” under the Nasdaq listing standards and is independent under Nasdaq’s listing standards applicable to his or her Board Committee memberships. The Board used Rule 5605(a)(2) of Nasdaq’s corporate governance listing requirements applicable to its listed companies and Rule 10A-3(b)(1) of the Exchange Act as a guide in its independence determination.

If any of the Board of Director’s nominees is unable or declines to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee or nominees recommended by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve as a director if elected.

The Board of Directors recommends that stockholders vote FOR all of the Board of Directors’ nominees for election as directors.

Dennis H. Chookaszian	Director since October 2002

Mr. Chookaszian, age 77, served as Chairman of the Financial Accounting Standards Advisory Council, which advises the Financial Accounting Standards Board (“FASB”), from January 2007 to December 2011. Mr. Chookaszian was formerly the Chairman and Chief Executive Officer of CNA Financial Corporation. During his 27-year career with CNA, Mr. Chookaszian held several management positions at CNA’s business unit and corporate levels. In 1992, he was named Chairman and Chief Executive Officer of CNA Insurance Companies, and in 1999 he became Chairman of CNA’s executive committee. Mr. Chookaszian retired from CNA in 2001. Mr. Chookaszian is currently a board member of publicly-held CME Group Inc. (formerly known as Chicago Mercantile Exchange Holdings Inc.), a U.S. financial exchange; and Pillarstone Capital REIT, a Maryland real estate investment trust engaged in investing in, owning and operating commercial properties. He also served as a director of publicly-held Allscripts Healthcare Solutions, Inc., a provider of clinical, financial, connectivity and information solutions and related professional services for hospitals, physicians and post-acute organizations, from September 2010 to May 2016; LoopNet, Inc., an information services provider to the commercial real estate industry, from July 2006 to April 2012; Maxar Technologies Ltd. (formerly known as MacDonald Dettwiler), a global communications and information company, from July 2005 to May 2019; Prism Technologies Group, Inc., an on-line insurance provider, from April 2003 to December 2017; and Sapient Corporation, a global services firm providing digital marketing and business and information technology services, from January 2003 to August 2007. Mr. Chookaszian has a Bachelor of Science in chemical engineering from Northwestern University, a Master of Business Administration in finance from the University of Chicago and a Master’s degree in economics from the London School of Economics. He received certification as a public accountant in 1971 and also is a Chartered Property Casualty Underwriter.

Expertise	Attributes and Skills
Strategic Planning and Growth Initiatives

Mr. Chookaszian assists the Board and Company in assessing its growth strategies by providing transaction structuring alternatives, negotiating strategies and assessments of strategic value regarding potential Company acquisitions and dispositions. These skills were developed during his tenure at CNA, through his service on the advisory boards of a number of private equity firms, and through his involvement in the purchase or sale of more than 100 companies throughout his career.

Expertise	Attributes and Skills
Investment Management and Other Financial Expertise

Mr. Chookaszian provides in-depth financial expertise to the Audit Committee of the Board that is augmented by his knowledge of trends in financial reporting, financial regulation standard-setting and related global regulations. A national leader in the financial regulatory area, he served as the chairman of FASAC (Financial Accounting Standards Advisory Council) from January 1, 2007 to December 31, 2011. FASAC advises on issues related to projects on the FASB agenda. He is also a member of the Financial Crisis Advisory Group (“FCAG”), which advises the FASB and the International Accounting Standards Board about standard-setting implications of the global financial crisis and potential changes to the global regulatory environment. FCAG members are drawn from senior leaders throughout the world with broad experience in international financial markets and an interest in the transparency of financial reporting information. He has also served on many other accounting bodies, including the AICPA Group of 100, the FAS 95 Task Force, the FASB Financial Instruments Task Force, and the AICPA Insurance Industry Committee. Mr. Chookaszian also served as CFO of CNA Financial for 15 years.

Marketing

Mr. Chookaszian has an in-depth background in Internet marketing and has served on the board of directors of a number of firms involved in marketing to consumers and businesses. He has also been involved with a number of firms that provide consulting services to assist with Internet marketing.

Governance

Mr. Chookaszian brings to the Board in-depth knowledge and trend information regarding corporate governance, gained both from his experience on boards of very large and smaller public companies and his academic interest in corporate governance. He teaches corporate governance at the University of Chicago Booth School of Business, at Cheung Kong University in Beijing, China, and at IIPM University in India, and also teaches director education courses at Northwestern University’s Kellogg Graduate School of Management.

Digital Business and Information Technology

Mr. Chookaszian brings a wealth of information technology business experience to the Board which he gained throughout his career from his experience as a management consultant for eight years with Deloitte working on the design and development of major computer systems with a heavy emphasis on system controls and integration with enterprise financial systems, his role as chief information officer at CNA where he was directly involved in the selection of database technology and computer control infrastructure and his service on the board of directors of a number of firms involved in information technology services, as well as additional positions. This experience provides additional insight regarding the strengths and potential risks related to the Company’s online programs and technology infrastructure.

Expertise	Attributes and Skills
Cybersecurity

Mr. Chookaszian’s experience as chief information officer and chief executive officer of CNA and as chief executive officer of an Internet based financial advice provider where he was deeply involved in the design and development on the Internet infrastructure and security systems of the application, coupled with additional insight gained from service on the board of directors of a number of information technology services companies, provides the Board with assistance in recognizing and developing strategies and processes to protect against security threats relating to the Company’s technology infrastructure and the personally identifiable information maintained in the Company’s systems.

Kenda B. Gonzales	Director since October 2016

Ms. Gonzales, age 63, served as Chief Financial Officer of Harrison Properties LLC, a Phoenix based industrial real estate management company, from June 2007 until August 2017. Ms. Gonzales served as Chief Financial Officer of Apollo Group, Inc. (now known as Apollo Education Group, Inc.) from October 1998 to November 2006, as Senior Executive Vice President and Chief Financial Officer of UDC Homes Inc. from July 1996 to August 1998, and as Senior Vice President and Chief Financial Officer of Continental Homes Holding Corp. from May 1985 to July 1996. Ms. Gonzales began her career as a certified public accountant with Peat, Marwick, Mitchell and Company. She serves as a member of the Advisory Board of the Scottsdale Branch of the First Western Trust Bank and formerly served as an independent member and Chair of the Audit Committee of the board of directors of Main Street Restaurant Group, Inc., a former public company restaurant operator, from 2003 to 2006 and as the Chair of the Audit Committee (from 2010 to 2013) and Community Expert member (from 2009 to 2015) of the Arizona Board of Regents. Ms. Gonzales received a Bachelor of Accountancy degree from the University of Oklahoma and is a certified public accountant.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience	Ms. Gonzales’ prior experience in the for-profit education industry provides knowledge and background important to fulfilling the role of a director of the Company.

Strategic Planning and Growth Initiatives

Ms. Gonzales is a senior financial executive with over 25 years of experience leading corporations through complex capital market transactions, mergers and acquisitions and reorganizations/turnarounds which provides additional insight and experience to the Board.

Investment Management and Other Financial Expertise	Ms. Gonzales’ service in multiple financial roles adds significant financial and accounting expertise to the Board.

Patrick W. Gross	Director since December 2005

Mr. Gross, age 76, has served as Chairman of The Lovell Group, a private business and technology advisory and investment firm, since 2002. Mr. Gross also was a founder and principal executive officer of American Management Systems, Inc., a computer applications software and systems integration firm, from 1970 to 2002. He became Chairman of its executive committee in 1982. He has served as chairman of the board of several companies owned by private equity firms. In addition, he served as Vice Chairman of Youth for Understanding International Exchange. Mr. Gross is currently the lead director of publicly-held Liquidity Services, Inc., an operator of several leading online auction marketplaces for surplus and salvage assets. He has also served on the board of directors of Capital One Financial Corporation from 1995 to 2017, Computer

Network Technology Corporation from 1997 to 2005, Mobius Management System, Inc. from 2002 to 2007, Rosetta Stone from 2006 to 2020, Taleo Corporation from 2006 to 2012 and Waste Management, Inc. from 2006 to 2020. He attended Cornell University and received a Bachelor of Engineering Science degree from Rensselaer Polytechnic Institute. Mr. Gross also earned a Master of Science in engineering from the University of Michigan and a Master of Business Administration from the Stanford Graduate School of Business.

Expertise	Attributes and Skills

Strategic Planning and Growth Initiatives

Mr. Gross has strong strategic planning expertise from his experience in founding and building numerous companies. He has particular expertise in leveraging information technology and advanced data analytics.

Investment Management and Other Financial Expertise

Mr. Gross’ background in financial reporting and financing of companies, both smaller Nasdaq companies and large multi-billion NYSE companies, provides him with extensive experience in planning and implementing financial management and other ERP systems.

Marketing	Mr. Gross brings to the Company extensive experience in direct marketing to consumers utilizing advanced data analytics.
Governance

Mr. Gross has a keen understanding of corporate governance initiatives and trends, practical methods of implementing corporate governance processes and best practices, and a focus on fiduciary responsibilities of directors and management, arising from his service as board chairman/lead director/presiding director of NYSE, Nasdaq and private companies and as chairman of audit, compensation and governance and nominating committees for a wide range of companies.

Digital Business and Information Technology

Mr. Gross has been involved with the information technology business for more than four decades. He has been involved with applying evolving digital models and advanced analytics during this period. For more than 30 years, he led the application of advanced IT and analytics for major corporations and government agencies for the firm he co-founded. In addition, for the past 15 years Mr. Gross has advised and served on the boards of a number of information technology and data analytics firms providing, among others, Internet commerce applications, software as a service, security software, advanced test-and-learn analytics and propriety marketing data and analytics.

Cybersecurity

Based on the foundation of his experience in information technology and his service on the boards of an information access security company and an email security firm, Mr. Gross has gained insight into the board oversight of cybersecurity from his service on the boards and risk committees of a major financial institution, a large national logistics and distribution firm and others. With this background, he provides the Board with insight and assistance in recognizing and developing strategies and processes to protect against security threats relating to the Company’s technology infrastructure and the personally identifiable information maintained with the Company’s databases.

William D. Hansen	Director since November 2017

Mr. Hansen, age 61, served as Chief Executive Officer and President of Strada Education Network, formerly called USA Funds, a national nonprofit dedicated to improving lives by strengthening the pathways between education and employment from July 2013 through March 2021. From July 2011 through July 2013, Mr. Hansen served as the Chief Executive Officer of Madison Education Group, LLC, an education-related consulting firm. From July 2009 to December 2010, he served as the President of Scantron Corporation, a provider of assessment and survey solutions. Mr. Hansen also served as the Chairman of Scantron Corporation from September 2010 to July 2011. Mr. Hansen held various leadership positions at Chartwell Education Group, LLC, an education-related consulting firm, from July 2005 to July 2009, including Chief Executive Officer and Senior Managing Director. Mr. Hansen served as the Deputy Secretary at the U.S. Department of Education from May 2001 to July 2003. He has served as a director of Performant Financial, a public company providing technology-enabled recovery and analytics services, since December 2011. He also served as a director of the First Marblehead Corporation, a then public specialty finance company focused on the education financing marketplace, from 2003 until that company was acquired in 2016. Mr. Hansen received a Bachelor of Science degree in Economics from George Mason University.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience

Mr. Hansen served for 15 years in the federal government, most of which was at the Department of Education where he served in key leadership positions overseeing the financial, regulatory and policy operations of the Department. This experience brings helpful regulatory perspective to the Board.

Strategic Planning and Growth Initiatives

Serving as the principal executive officer of several education-related companies, Mr. Hansen was responsible for the success and growth of those companies. He has also served as a director on multiple education-related companies, both public and private, over the past 15 years. The Board benefits from the insight gained from these positions.

Investment Management and Other Financial Expertise

As chief executive officer of Strada Education Network, Mr. Hansen manages a company portfolio of $1.4 billion. This experience, as well as his experience serving on public company audit committees and as assistant secretary for management and budget and chief financial officer at the Department of Education, supplements the Board’s investment management expertise.

Governance

Mr. Hansen has obtained a variety of governance perspectives to share with the Board through his positions as president and chairman of Scantron Corporation where he was responsible to a public holding company for governance matters, chief executive officer of Strada Education Network where he is responsible for governance issues with the board of directors, chair of several governance and nominating committees, and president and chairman of several private companies where he was responsible for board and investor relations.

Gregory L. Jackson	Director since November 2008

Mr. Jackson, age 54, is a private investor. From January 2013 to December 2017 he was a managing partner with Jackson Park Capital, LLC and co-manager of Oakseed Opportunity Fund (an SEC registered Equity Mutual Fund). From January 2011 to April 2012, he was a senior portfolio manager with Ensign Peak Advisors. Prior to that time, Mr. Jackson was an investment partner of Blum Capital Partners, L.P., which he joined in 2003, and where he had served as Co-Head of its Investment Committee, a member of its affiliate, Blum Strategic GP, L.L.C., and managing member of each of the following affiliates: Blum Strategic GP II, L.L.C., Blum Strategic GP III, L.L.C., and Blum Strategic GP IV, L.L.C. His responsibilities at Blum Capital Partners included sourcing new investment opportunities, managing Blum Capital’s investment portfolios, and overseeing the investment research process. Prior to joining Blum Capital, Mr. Jackson spent six years at Harris Associates LP where he was the co-portfolio manager of the Oakmark Global Fund (which received a Morningstar 5-star rating during his tenure) from its inception in August 1999 through October 2003. He also was a partner at Harris Associates LP and an investment analyst of domestic equities. Prior to joining Harris Associates LP, he was a partner, portfolio manager and investment analyst with Yacktman Asset Management. Mr. Jackson received a Bachelor of Science degree from the University of Utah and his Master of Business Administration from the University of Chicago.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Mr. Jackson has an extensive background in analyzing and investing in the for-profit education industry, having worked closely with the managements and boards of directors of Blum’s portfolio companies to increase stockholder value by partnering with these companies to implement various financial, operational and governance initiatives. This experience enables him to bring to the Board deep knowledge of the industry and insights into linkages between various aspects of the Company’s business and stockholder value creation.

Strategic Planning and Growth Initiatives

Mr. Jackson’s role as a director at portfolio companies has focused on strategic growth and planning for public companies, which experience Mr. Jackson uses to assist the Board in its strategic planning activities. Mr. Jackson also has an extensive background in analyzing and investing in the for-profit education industry and provides the Board with investors’ views on education industry fundamentals and increasing stockholder value.

Investment Management and Other Financial Expertise	Mr. Jackson, as a career investment manager, brings the perspective of investors and his experience in analyzing businesses and developing investment strategy to the Company.

Thomas B. Lally	Director since January 1998

Mr. Lally, age 77, has served as Chairman of the Board since October 26, 2015, and served as Lead Director of the Board from February 2015 until his appointment as Chairman. Mr. Lally served as the President of Heller Equity Capital Corporation from August 1995 until his retirement in October 2001. He also was an Executive Vice President of Heller Financial, Inc. and Chairman of its Executive Credit Committee since April 1995, with direct responsibility for the asset quality oversight of its portfolio of loan and equity investments. Mr. Lally joined Heller Financial, Inc. in 1974. Mr. Lally also served on the board of trustees of Briarcliffe College, one of the Company’s institutions, from January 2011 until October 2015. Mr. Lally received a Bachelor of Business Administration degree from Pace University.

Expertise	Attributes and Skills
Educational Services and Related Legal and Regulatory Experience

Mr. Lally’s service as a member of the Board of Trustees of Briarcliffe College, one of the Company’s institutions, provided him with enhanced knowledge of the processes and oversight requirements necessary to the effective execution of the Company’s educational mission.

Strategic Planning and Growth Initiatives	Mr. Lally provides the Board with strategic insights into planning and implementing growth and value creation for stockholders.
Investment Management and Other Financial Expertise

Mr. Lally’s extensive experience at Heller equipped him with the financial skills necessary to evaluate investments in other companies or in various aspects of the Company’s business. He provides the Board with a broad overview of many business ventures with differing business models and growth strategies that informs the Board’s analyses about the Company’s options.

Governance

Mr. Lally’s interest and focus on corporate governance matters facilitates the Board’s development and review of corporate governance initiatives and the fulfillment of its corporate governance responsibilities.

Todd S. Nelson	Director since August 2015

Mr. Nelson, age 61, has served as President and Chief Executive Officer of the Company since August 2015. Prior to joining the Company, Mr. Nelson served as a director of Education Management Corporation from February 2007 through November 2013, including serving as Chairman of the Board of Directors from August 2012 until November 2013. He was also Education Management Corporation’s Chief Executive Officer from February 2007 to August 2012, and its President from February 2007 to December 2008. Mr. Nelson worked as an independent consultant after departing Education Management Corporation and from January 2006 through January 2007. Mr. Nelson worked for Apollo Group, Inc. (now known as Apollo Education Group, Inc.) from 1987 through January 2006. Mr. Nelson served in various roles with Apollo Group, Inc., including serving as President from February 1998 until January 2006, Chief Executive Officer from August 2001 until January 2006, and Chairman of the Board from June 2004 until January 2006. Mr. Nelson was a member of the faculty at the University of Nevada at Las Vegas from 1983 to 1984. Mr. Nelson received a Bachelor of Science degree in marketing from Brigham Young University and his Master of Business Administration from the University of Nevada.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Mr. Nelson’s career has focused on the for-profit education industry for nearly 30 years, which brings the Board his valuable and comprehensive understanding of the Company and the industry in which it operates.

Strategic Planning and Growth Initiatives

Mr. Nelson has experienced and led strategic growth initiatives during his prior industry positions, which provides insight and perspective as the Company implements its transformation strategy and seeks a return to sustainable growth.

Leslie T. Thornton	Director since December 2005

Ms. Thornton, age 62, served as Vice President and General Counsel of WGL Holdings, Inc. (“WGL”) and Washington Gas Light Company, a wholly-owned subsidiary of WGL, from January 2012 until November 2018, having joined WGL as Counsel to the Chairman in November 2011. WGL, a public retail gas and electric marketing firm and a design-build energy company, operates a regulated natural gas utility serving more than one million customers throughout metropolitan Washington, D.C., Virginia, Maryland and Pennsylvania. Prior to joining WGL, Ms. Thornton served as a partner with the law firm of Dickstein Shapiro LLP in Washington D.C. from 2004 until 2011 and as a partner with the law firm of Patton Boggs, LLP from 2000 to 2004. Beginning with the Presidential Transition of 1992 and until 2000, Ms. Thornton worked with U.S. Secretary of Education Richard W. Riley, first as Deputy Chief of Staff and Counselor, and then as Chief of Staff at the U.S. Department of Education. Ms. Thornton was also in charge of Continuity of Operations of Government for the Department of Education. Ms. Thornton is currently a board member of publicly-held Southwest Gas Holdings, Inc., a multi-state provider of natural gas service and a comprehensive utility infrastructure services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers. Ms. Thornton holds a Bachelor of Arts degree from the University of Pennsylvania and a law degree from Georgetown University Law Center. In 2016, Ms. Thornton received her LLM in National Security Law at Georgetown University Law Center.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Ms. Thornton is knowledgeable in the legislative and regulatory aspects of postsecondary education from the policy and legal perspectives. She provides insight and strategic advice regarding trends and issues involved in the federal oversight of both public and private postsecondary educational institutions and providers.

Governance

Ms. Thornton provides the Board with expertise in governance from the standpoint of corporate legal compliance and corporate process controls to assist in assuring such compliance. She developed that expertise in her legal practice, which focused on counseling large corporations in complex internal corporate investigations, federal agency and congressional investigations, regulatory matters before federal government agencies, state attorneys’ general investigations and high-level executive branch policy and political work. She continued to develop such expertise in her capacity as general counsel of WGL. In addition, Ms. Thornton is a National Association of Corporate Directors (“NACD”) Board Leadership Fellow. She has demonstrated her commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors.

Expertise	Attributes and Skills

Cybersecurity

In her position at WGL, Ms. Thornton gained experience regarding cyber threats and other cybersecurity matters, including data breaches, which provides the Board with a valuable resource on these topics. Ms. Thornton co-authored a treatise chapter on privacy and security in the 2013 Thomson Reuters/WestLaw series entitled Successful Partnering Between Inside and Outside Counsel, is a requested speaker on these issues and has been quoted in news outlets on the topic. She also completed her Master of Laws degree in National Security Law (with a cybersecurity focus) at Georgetown Law School in 2016. Further, she has participated in several NACD panels as a subject matter expert in cybersecurity.

Alan D. Wheat	Director since March 2021

Mr. Wheat, age 69, is a former Congressman and currently serves as chair of the Polsinelli law firm’s national Public Policy Practice, where he manages a bi-partisan team of public policy professionals. In 1982, he was elected to the United States House of Representatives, where he became part of the House leadership as the youngest member in Congressional history to be appointed to the Rules Committee. While in Congress from January 1983 to January 1994, he was one of the nation’s first African-Americans to represent a district with a white majority. Congressman Wheat left the House in 1994 to run for a seat in the United States Senate. He was the first minority candidate selected as a major party nominee for statewide office in Missouri. After his unsuccessful Senate race, in March 1995 Mr. Wheat became Vice President of Public Policy and Government Relations with CARE, an international relief and development organization. After CARE, he served as deputy campaign manager for the 1996 Clinton-Gore campaign and later formed Wheat Government Relations which he headed from 1998 until joining Polsinelli in September 2013.

Expertise	Attributes and Skills

Educational Services and Related Legal and Regulatory Experience

Given the Company’s highly regulated industry, Mr. Wheat’s government relations experience and skill in building coalitions brings valuable experience and insight to the Board. Further, his various positions have allowed him to develop an extensive and bipartisan network of contacts in Washington, DC.

PROPOSAL 2: Advisory Vote to Approve Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”), the Company’s stockholders are entitled to vote at the Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K under the Exchange Act. The Dodd-Frank Act provides that this vote is advisory only and it is not binding on the Company or the Board of Directors. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding upon the Board of Directors. The Board of Directors and Compensation Committee will, however, take into account the outcome of the Say-on-Pay vote when considering future compensation arrangements. The Company is providing this vote as required pursuant to Section 14A of the Exchange Act. The Board of Directors determined that the Company will hold a non-binding stockholder advisory vote to approve executive compensation on an annual basis until the next required vote on the frequency of such non-binding stockholder advisory vote or until the Board of Directors otherwise determines that a different frequency for such vote is in the best interests of the Company’s stockholders.

Accordingly, stockholders are being asked to vote at the Annual Meeting to approve our executive compensation policies and procedures for the named executive officers, as described in the Compensation Discussion and Analysis as included in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our 2020 executive compensation programs and policies for the named executive officers through the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Company’s compensation philosophy is designed to link each named executive officer’s compensation with the Company’s short-term and long-term performance and to align the interests of executives and stockholders. The Compensation Committee designs the Company’s short and long-term incentive programs so that upside and downside compensation potential exists based on the Company’s performance against pre-defined objectives. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to the Company’s financial performance and to other performance factors that measure our progress against the goals of our strategic and operating plans.

Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the executive compensation paid by the Company to its named executive officers.

PROPOSAL 3: Approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan

General

We are asking our stockholders to approve the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan (the “A&R 2016 Plan”), which was approved by our Board on March 26, 2021, subject to approval by our stockholders at the 2021 Annual Meeting. The A&R 2016 Plan is being submitted for stockholder approval in order to approve an increase to the pool of shares of our common stock, par value $0.01 (“Shares” or “common stock”), that will be available for awards thereunder. In this proposal, we refer to the original 2016 Incentive Compensation Plan, which was approved by stockholders and became effective on May 24, 2016, as the “2016 Plan.” If this proposal is approved, an additional 6,500,000 Shares will be authorized for issuance under the A&R 2016 Plan, resulting in the aggregate Share limit increasing from 4,200,000 to 10,700,000 (subject to adjustment, including under the share counting rules, and the addition of Shares from forfeited and terminated awards under the Prior Plans (as defined below)).

The Board recommends that you vote to approve the A&R 2016 Plan. A summary of the material features of the A&R 2016 Plan follows. This summary, however, does not purport to be a complete description of all of the provisions of the A&R 2016 Plan and is qualified in its entirety by the copy of the A&R 2016 Plan attached hereto as Appendix A.

Why We Believe You Should Vote For this Proposal

The A&R 2016 Plan continues to authorize the Compensation Committee to provide cash awards and equity-based compensation for the purpose of providing incentives and rewards for service and/or performance to our employees (including our executive officers), non-employee directors and certain consultants and other service providers of the company and its subsidiaries. We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide equity-based and incentive-based awards under the A&R 2016 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors. The use of Shares as part of our compensation program is important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term shareholder value creation and reward participants based on service and/or performance.

The A&R 2016 Plan sets forth a maximum number of Shares authorized for issuance of 10,700,000 (plus any Shares that become or became available through forfeitures, cancellations, etc. under the 2008 Incentive Compensation Plan, the Career Education Corporation 1998 Employee Incentive Compensation Plan and the Career Education Corporation 1998 Non-Employee Directors’ Stock Option Plan (as amended, and collectively, the “Prior Plans”)), as well as limits on the number of Shares that may be issued pursuant to options and stock appreciation rights (“SARs”). Each Share delivered under a full-value award (i.e., awards other than options, SARs, or substitute awards) will count as 1.35 Shares against the aggregate pool of Shares available under the A&R 2016 Plan. The A&R 2016 Plan also sets forth a maximum number of Shares that may be actually issued or transferred by Perdoceo upon the exercise of “incentive stock options” of 6,500,000.

The following includes aggregated information regarding our view of the overhang and dilution associated with the Prior Plans and the 2016 Plan and the potential dilution associated with the A&R 2016 Plan.

Current and Projected Dilution/Overhang Percentage

As of December 31, 2020, we had 70,062,364 Shares issued and outstanding. In addition, as of December 31, 2020, we had 3,446,219 Shares subject to outstanding equity awards under the 2016 Plan and Prior Plans and 1,263,203 Shares available for future equity awards under the 2016 Plan (which results in a total of 4,709,422 Shares subject to outstanding awards and available for future issuance), representing 6.3% of the fully diluted common stock outstanding, calculated based on our understanding of the methodology used by Institutional Shareholder Services (“ISS”).

As of April 6, 2021, we had 70,439,842 total Shares issued and outstanding. In addition, as of April 6, 2021, we had 3,524,259 Shares subject to outstanding equity awards under the 2016 Plan and Prior Plans, 425,557 Shares available for future equity awards under the 2016 Plan and 6,500,000 additional Shares proposed under the A&R 2016 Plan Share reserve (which results in a total of 10,449,816 Shares subject to outstanding awards and available for future issuance), representing a projected overhang percentage of approximately 12.9% on a fully diluted basis. Of the 3,524,259 Shares subject to outstanding equity awards under the 2016 Plan and Prior Plans as of April 6, 2021, 2,409,683 Shares underlie full-value awards (restricted stock units and deferred stock units) and 1,114,576 Shares underlie stock options. The weighted average exercise price of these outstanding stock options is $9.63 and the weighted average remaining term is 4.84 years.

Based on the closing price on Nasdaq for our Shares on April 6, 2021 of $12.24 per share, the aggregate market value as of April 6, 2021 of the additional 6,500,000 Shares requested under the A&R 2016 Plan was $79,560,000.

Share Usage and Burn Rate

Under the 2016 Plan, we granted awards representing approximately 1,068,942 Shares in 2020, 896,934 Shares in 2019 and 3,132,056 Shares in 2018, calculated on an adjusted basis based on our understanding of the methodology utilized by ISS. However, these amounts are not necessarily indicative of the Shares that may be granted over at least the next three years under the A&R 2016 Plan.

Our average annual equity grant rate, or “burn rate,” under the 2016 Plan over the three-year period ending December 31, 2020, calculated based on our understanding of the methodology used by ISS, was 2.44%, which was lower than ISS’ maximum burn rate guidance of 3.64% for our industry classification. The three-year average burn rate is determined as (i) options granted, plus (ii) the adjusted amount of stock-settled restricted stock units and deferred stock units granted (using a 2x multiplier for each of these full value awards based on our stock price volatility), divided by (iii) weighted average (basic) Shares outstanding of the applicable fiscal year. Our calculation of the burn rate under the 2016 Plan for the past three years is set forth in the following table:

Time Period	Shares Subject to Options	Shares Subject to Awards Other than Options	Total Shares Granted	Total Adjusted Shares Granted	Weighted Average Number of Shares Outstanding	Burn Rate (%)
2020	0	534,471	534,471	1,068,942	69,414,000	1.54
2019	41,958	427,488	469,446	896,934	70,088,000	1.28
2018	336,768	1,397,644	1,734,412	3,132,056	69,598,000	4.50
					3-Year Average:	2.44

Based on our historic usage of Shares, we expect that the Share pool under the A&R 2016 Plan (including the requested additional Shares) will allow us to make awards to participants for the next six years. However, there can be no certainty as to the future use of Shares under the A&R 2016 Plan, as our stock price may affect the rate at which Shares are utilized under the A&R 2016 Plan.

Changes in the A&R 2016 Plan

The A&R 2016 Plan (1) increases the number of Shares available for awards by 6,500,000 Shares to an overall limit of 10,700,000 Shares (subject to adjustment, including under the share counting rules, and the addition of Shares from forfeited and terminated awards under the Prior Plans), (2) places an express limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the A&R 2016 Plan of 6,500,000 Shares, (3) provides that dividends and dividend equivalents accrued with respect to any awards (not just performance-based awards) are subject to the same restrictions as the underlying award (and will be deferred until, and paid contingent upon, the vesting of such award), (4) removes terms, conditions, definitions and requirements relating to the qualified performance-based exception to Section 162(m) of the Code, which exception is no longer available for new awards under the A&R 2016 Plan due to tax reform legislation, (5) makes share withholding to pay tax obligations the default (other than for options), unless the Compensation Committee specifically approves otherwise and (6) reflects certain other technical revisions in response to changes in the law and other clarifying changes.

Key Corporate Governance Aspects of the A&R 2016 Plan

Practices	Description

Plan Term / Expiration	Through May 24, 2026

Director Limits

The number of Shares granted to any non-employee director in a calendar year may not exceed $500,000 in total value, when taken together with any cash fees received by such director in such year with respect to his or her service as a non-employee director.

Minimum Vesting

Except with respect to a maximum of 5% of the aggregate number of Shares reserved for issuance under the A&R 2016 Plan, no award that is payable in Shares (other than substitute awards and awards a non-employee director elects to receive at fair market value in lieu of all or a portion of such non-employee director’s cash compensation) may provide for vesting sooner than 12 months from the grant date or may be subject to a performance period that is less than 12 months in duration, other than in connection with a change in control or in connection with the death, disability, retirement or other termination of service of an individual participant.

No Dividend Payments on Unvested Equity

Dividends and dividend equivalents accrued with respect to all awards are subject to the same restrictions as the underlying award (and will be deferred until, and paid contingent upon, the vesting of such award).

Clawback Policy	All awards under the A&R 2016 Plan will be subject to our incentive compensation recoupment policy, as maintained and amended from time to time.

No Repricing Without Stockholder Approval

Other than in connection with a change in Perdoceo’s capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a Share, we will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

No Evergreen Features	The A&R 2016 Plan does not contain an “evergreen” provision pursuant to which the Shares authorized for issuance can be automatically replenished.

No Liberal Share Recycling	Shares delivered or withheld in connection with the exercise of an award or the payment of taxes will count against the share pool and will not again be available for awards under the A&R 2016 Plan.

No Tax Gross-Ups	The A&R 2016 Plan does not provide for any tax gross-ups.

Summary Description of the A&R 2016 Plan

Purposes and Eligibility

The purposes of the A&R 2016 Plan are to (i) optimize the profitability and growth of Perdoceo through long-term incentives that are consistent with Perdoceo’s objectives and that link the interests of participants to those of Perdoceo’s stockholders; (ii) provide participants with an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give Perdoceo a significant advantage in attracting and retaining officers, key employees and non-employee directors. Our executive officers, employees, consultants and non-employee directors are eligible to be granted awards under the A&R 2016 Plan. As of April 6, 2021, we had seven executive officers, approximately 4,700 other employees (excluding student workers) and eight non-employee directors who would be eligible to participate in the A&R 2016 Plan. However, based on our recent practices with respect to annual long-term incentive awards and non-employee director compensation, our current expectation is that approximately seven executive officers, 40 other employees and eight non-employee directors will receive grants of equity awards under the A&R 2016 Plan, although changes to our practices may occur in the future. The basis for participation in the A&R 2016 Plan is being eligible and selected by the Compensation Committee to receive a grant thereunder.

Shares Authorized for Issuance; Award Limitations

The A&R 2016 Plan provides for awards during the term thereof with respect to a maximum of (i) 10,700,000 Shares, plus (ii) any Shares subject to awards under the Prior Plans that are forfeited, terminated, lapsed or satisfied in cash or property other than Shares. The number of Shares available under the A&R 2016 Plan will be reduced by (a) one Share for each Share delivered as the result of the exercise of a stock option, (b) a number of Shares equal to the greater of the number of Shares delivered upon the exercise of a SAR and the number of Shares underlying such SAR (other than a SAR that, by its terms, is payable only in cash), and (c) 1.35 Shares for each Share delivered pursuant to an award other than a stock option, SAR or substitute award. The number of Shares available under and/or subject to outstanding awards under the A&R 2016 Plan may be subject to equitable adjustment in the event of various changes in the capitalization of Perdoceo to preserve the benefits or potential benefits of the awards.

The aggregate number of Shares actually issued or transferred by Perdoceo upon the exercise of “incentive stock options” may not exceed 6,500,000 Shares. The aggregate awards granted to any one participant in any calendar year may not exceed 1,000,000 Shares subject to stock options or SARs. The number of Shares granted to any non-employee director in a calendar year may not exceed $500,000 in total grant value, when taken together with any cash fees received by such director in such year with respect to his or her service as a non-employee director.

Any Shares subject to awards under the A&R 2016 Plan that are forfeited, cancelled, settled or otherwise terminated without a distribution of Shares will be deemed available thereafter for awards, and any such Shares (including any Shares forfeited under the Prior Plans) will be added back as one Share (if they were subject to stock options or SARs) or as 1.35 Shares (if they were subject to any other awards). Any Shares subject to an award that are withheld to cover taxes or the exercise price shall not be available for future issuance. Additionally, any Shares subject to a stock-settled SAR that are not actually issued upon settlement of such SAR and Shares repurchased by us on the open market with the proceeds of an option exercise shall not be available for future issuance.

Administration and Types of Awards

The A&R 2016 Plan is administered by the Compensation Committee of the Board of Directors, which interprets the A&R 2016 Plan. The Compensation Committee has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size, terms and conditions of each award, including the exercise price of stock options, the number of Shares subject to awards and the expiration date of, and vesting schedule or other restrictions applicable to, awards.

The following types of awards may be granted under the A&R 2016 Plan:

•	stock options (non-qualified and incentive stock options);

•	SARs;

•	restricted stock;

•	RSUs;

•	deferred stock;

•	performance units;

•	performance shares;

•	substitute awards;

•	dividend equivalents;

•	annual incentive awards; and

•	other awards.

Except with respect to a maximum of 5% of the aggregate number of Shares initially reserved for issuance under the A&R 2016 Plan, no award that is payable in Shares (other than substitute awards and awards a non-employee director elects to receive at fair market value in lieu of all or a portion of such non-employee director’s cash compensation) may provide for vesting sooner than 12 months from the grant date or may be subject to a performance period that is less than 12 months in duration, other than in connection with a change in control or in connection with the death, disability, retirement or other termination of service of an individual participant.

Stock Options.    Non-qualified stock options and incentive stock options may be granted by the Compensation Committee. Options are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee (incentive stock options are subject to further statutory restrictions, as set forth in the A&R 2016 Plan). Each option gives the holder the right to receive a number of Shares upon exercise of the option and payment of the exercise price. The exercise price may be paid in cash (including cash obtained through a broker selling the Shares acquired on exercise), personal check, wire transfer or, subject to the approval of the Compensation Committee, by a “net exercise” arrangement (whereby the number of Shares issuable upon exercise of the option will be reduced by the number of Shares with an aggregate fair market value equal to the exercise price of the option, plus any tax withholdings).

The exercise price for all stock options granted under the A&R 2016 Plan will be determined by the Compensation Committee, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Shares on the grant date (except with respect to substitute awards). Further, stockholders who own greater than 10% of our voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Shares on the grant date.

The term of each stock option granted under the A&R 2016 Plan will be determined by the Compensation Committee, but will not exceed 10 years from the grant date (five years from the grant date for incentive stock options granted to stockholders who own more than 10% of our voting stock). The Compensation Committee will not award an incentive stock option if it would cause the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year to exceed $100,000 (or such other amount as may be permitted under applicable tax rules). In the event that such limit is exceeded, any incentive stock options in excess of the limit will be treated as non-qualified stock options.

The A&R 2016 Plan prohibits the repricing of stock options without stockholder approval. For this purpose, “repricing” means (1) lowering of the exercise price of a stock option after it is granted and (2) cancelling a stock option at a time when the exercise price exceeds the fair market value of the underlying Shares in exchange for another award (except in the case of certain adjustments permitted by the A&R 2016 Plan and described in the “Adjustments” section below). The A&R 2016 Plan provides that dividend equivalents will not be payable with respect to stock options.

Stock Appreciation Rights or SARs.    All SARs must be granted on a stand-alone basis (i.e., not in conjunction with stock options granted under the A&R 2016 Plan). SARs are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee. A SAR granted under the A&R 2016 Plan entitles its holder to receive, at the time of exercise, an amount per SAR equal to the excess of the fair market value (at the date of exercise) of a Share over a specified price, known as the grant price, fixed by the Compensation Committee, which grant price will be equal to 100% of the fair market value of a Share on the grant date of the SAR (except with respect to substitute awards). Payment may be made in cash, Shares, or in any combination as determined by the Compensation Committee. The A&R 2016 Plan prohibits the repricing of SARs (as described in the “Stock Options” section above). The A&R 2016 Plan provides that dividend equivalents will not be payable with respect to SARs.

Restricted Stock and RSUs.    Restricted stock is common stock that is forfeitable until the restrictions lapse. RSUs are awards granted as notional accounts that are credited with amounts equal to Shares or an alternative measurement, conditioned upon the satisfaction of restrictions imposed by the Compensation Committee and payable in cash or Shares, as provided in the applicable award agreement. The Compensation Committee will determine the restrictions and other provisions applicable to each restricted stock and RSU award.

Restrictions on restricted stock and RSUs may include time-based restrictions or the achievement of specific performance goals. Restrictions may lapse all at once or in installments, as specified by the Compensation Committee. Participants have voting rights in restricted stock during the applicable restriction period. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock and/or RSUs. The Compensation Committee may, in its sole discretion, credit participants with cash dividends or dividend equivalents during the restriction period, which dividends or dividend equivalents will automatically be deferred until, and paid contingent upon, the lapse of the restriction period applicable to the underlying restricted stock or RSU.

Deferred Stock.    Deferred stock is the right to receive Shares at the end of a specified deferral period. The Compensation Committee will determine the number of Shares and terms and conditions for each deferred stock award, and whether such deferred stock will be acquired upon the lapse of restrictions on restricted stock or RSUs. Participants do not have voting rights in deferred stock, but deferred stock may be credited with dividend equivalents to the extent dividends are paid or distributions made during the deferral period.

Performance Units and Performance Shares.    A performance unit is any grant of (1) a bonus consisting of cash or other property or (2) a unit valued by reference to a designated amount of property, in each case the amount or value of which, and/or the entitlement to which, is conditioned upon the achievement of certain performance goals specified by the Compensation Committee. A performance share is an award with an initial value equal to the fair market value of a Share on the grant date, which is conditioned upon the achievement of certain performance goals specified by the Compensation Committee. Performance units and performance shares may be paid in cash, Shares or a combination of cash and Shares, as specified in the applicable award agreement. The Compensation Committee will determine the number and terms of all performance units and performance shares, including the performance objectives that will determine the number or value (or both) of performance units or performance shares that will ultimately be paid out to a participant. If the minimum performance objectives are not attained during the performance period specified in the applicable award agreement, the participant will forfeit all of his or her performance units or performance shares.

Annual Incentive Awards.    The A&R 2016 Plan provides for grants of annual incentive awards. The Compensation Committee will determine the amounts and terms of all annual incentive awards, which may be weighted for different factors and measures. Annual incentive awards may be paid in cash, Shares, restricted stock, options or any other form of award available under the A&R 2016 Plan.

Dividend Equivalents.    The Compensation Committee may grant dividend equivalents under the A&R 2016 Plan as standalone awards or in conjunction with other awards (other than stock options or SARs), on such terms as the Compensation Committee determines in accordance with Section 409A of the Code. Any dividend equivalents credited to a participant with respect to any unvested portion of an award will be subject to the same vesting or forfeiture restrictions as the Shares or units underlying the award to which the dividend equivalents relate.

Substitute Awards.    Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is, or whose stock is, acquired by Perdoceo, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Compensation Committee determines.

Performance-Based Awards

The Compensation Committee may approve awards under the A&R 2016 Plan that are subject to the satisfaction of performance goals, which may include but are not limited to the following:

•	earnings (before any or all of interest, tax, depreciation or amortization (actual or adjusted and either in the aggregate or on a per-Share basis);

•	earnings (either in the aggregate or on a per-Share basis);

•	net income or loss (either in the aggregate or on a per-Share basis);

•	operating profit;

•	cash flow (either in the aggregate or on a per-Share basis);

•	free cash flow (either in the aggregate on a per-Share basis);

•	costs;

•	gross revenues;

•	reduction in expense levels;

•	operating and maintenance cost management and employee productivity;

•

Share price or total stockholder return (including growth measures and total stockholder return, relative stockholder return or attainment by the Shares of a specified value for a specified period of time);

•	net economic value;

•	economic value added;

•	aggregate product unit and pricing targets;

•

strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	achievement of educational, accreditation, compliance or culture (Institutional Self Assessments) goals;

•	achievement of objectives relating to diversity, employee satisfaction or turnover, student retention rates, student graduation rates and/or student placement rates;

•	results of customer satisfaction surveys; and/or

•	debt ratings, debt leverage and debt service.

The Compensation Committee determines whether to measure performance under these criteria in absolute or relative terms and whether to base the required levels of performance on a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. In specifying the performance goal definitions for a particular period, the Compensation Committee may, in its discretion, provide for equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting Perdoceo or the financial statements of Perdoceo, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to acquisitions or divestitures, foreign exchange impacts, or a change in accounting principles. The Compensation Committee has the discretion to adjust targets for pre-established performance goals.

Change in Control

The A&R 2016 Plan provides for accelerated vesting or payout of awards immediately upon a Change in Control (as defined below) only if the successor company does not agree to assume or replace such existing awards with an equivalent award upon the Change in Control. Otherwise, awards will only receive accelerated vesting if a Change in Control occurs and the participant’s employment is terminated by Perdoceo without Cause (as defined below) within 24 months following such Change in Control.

For purposes of the A&R 2016 Plan, a “Change in Control” occurs when (1) any corporation, person or other entity, including a group, becomes the beneficial owner of more than 35% of our then-outstanding common stock, (2) the consummation of a merger or consolidation of Peredoceo with or into another corporation, other than a majority-owned subsidiary of Perdoceo, or the sale or disposal of all or substantially all of Perdoceo’s assets, after which the members of Perdoceo’s Board of Directors prior to such transaction no longer constitute a majority of the board of directors of the company surviving after such transaction, (3) there is a consummation of a plan of liquidation of Perdoceo, or (4) within any 24-month period, a majority of our Board of Director positions are no longer held by (a) individuals who were members of the Board of Directors at the beginning of such 24-month period (the “Initial Board Members”) and (b) those individuals who were first elected as directors upon the recommendation of the Initial Board Members (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest). With respect to any award which would be considered deferred compensation subject to Section 409A of the Code, a similar, but Section 409A-compliant, definition of “change in control” applies.

For purposes of the A&R 2016 Plan, “Cause” means (1) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty, (2) violation of our code of conduct or code of ethics, (3) commission of a criminal activity, fraud or embezzlement, (4) failure to reasonably cooperate in any investigation or proceeding concerning us, (5) any unauthorized disclosure or use of confidential information or trade secrets, or (6) any violation of any restrictive covenant (such as a non-compete, non-solicit or non-disclosure agreement), in each case as determined by the Compensation Committee. However, if a participant is subject to an employment agreement with us that contains a different definition of “Cause” applicable to an award under the A&R 2016 Plan, the definition in the employment agreement will control to the extent provided therein.

Termination of Service

Each individual award agreement under the A&R 2016 Plan will set forth the treatment of an award in the event that the participant’s service is terminated. Such terms will be as determined by the Compensation Committee in its sole discretion.

Amendment, Modification and Termination

The Compensation Committee or the Board of Directors may amend, modify or terminate the A&R 2016 Plan. However, the Compensation Committee or the Board of Directors may not increase the number of Shares that may be issued under the A&R 2016 Plan (subject to adjustment as described in the A&R 2016 Plan). No termination, amendment, or modification of the A&R 2016 Plan may adversely impact in any material way any award already granted under the A&R 2016 Plan without the written consent of the participant who holds the award. Except for certain capitalization adjustments or adjustments upon events described in the A&R 2016 Plan, the Compensation Committee will not modify any outstanding stock option or SAR so as to specify a lower exercise price or grant price (and will not cancel a stock option or SAR and substitute for it a stock option or SAR with a lower exercise price or grant price) without the approval of Perdoceo’s stockholders. In addition, except for certain capitalization adjustments or adjustments upon certain events described in the A&R 2016 Plan, the Compensation Committee may not cancel an outstanding stock option or SAR whose exercise price or grant price is equal to or greater than the current fair market value of a Share and substitute for it another award or cash payment without the prior approval of Perdoceo’s stockholders.

Adjustments

In the event that a stock dividend, stock split, reverse stock split, spin-off, reorganization, recapitalization, or other similar event affects the common stock such that the Compensation Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the A&R 2016 Plan, the Compensation Committee will (among other actions and subject to certain exceptions) adjust the number and type of Shares available under the A&R 2016 Plan, the number and type of Shares subject to outstanding awards and the exercise price of outstanding stock options and other awards.

Effective Date and Term

Following its approval by stockholders, the A&R 2016 Plan will remain in effect, subject to the Compensation Committee’s ability to amend or modify the A&R 2016 Plan at any time, until the earliest of (1) the date as of which all Shares subject to the A&R 2016 Plan have been issued or transferred, (2) the date on which the A&R 2016 Plan is terminated by the Compensation Committee or (3) May 24, 2026, and will continue in effect thereafter with respect to any awards outstanding as of the time of termination. In no event may awards be granted under the A&R 2016 Plan on or after the tenth anniversary of the original effective date of the 2016 Plan.

Transferability

Generally, awards granted under the A&R 2016 Plan are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. The Compensation Committee will have the sole discretion to permit the transfer of an award to certain family members, as specified in the A&R 2016 Plan.

Non-U.S. Participants

The Compensation Committee may make adjustments or modifications to awards, authorize appropriate procedures and sub-plans, and grant awards or substitutes for awards to permit eligible individuals who are employed outside of the United States to participate in the A&R 2016 Plan or to otherwise conform to the laws or practices of non-U.S. jurisdictions.

Certain U.S. Federal Income Tax Consequences

The following summary is based on U.S. federal income tax laws in effect as of January 1, 2021. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding non-qualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Options.    The grant of stock options under the A&R 2016 Plan will not result in taxable income to the recipient of the option or an income tax deduction for Perdoceo. However, the transfer of Shares to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for Peredoces, depending upon whether the options are “incentive stock options” or non-qualified options.

The exercise of a non-qualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Perdoceo in the amount by which the fair market value of the Shares purchased on the date of such exercise exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those Shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those Shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for Perdoceo if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the Shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those Shares as capital gain or loss. However, if the option holder disposes of the Shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the Shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those Shares. Perdoceo would be entitled to a tax deduction equal to the amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the Shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Stock Appreciation Rights.    The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for Perdoceo. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Shares received are taxable to the participant as ordinary income and such amount will be deductible by Perdoceo.

Restricted Stock.    Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and that are subject to a substantial risk of forfeiture. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect under Section 83(b) of the Code to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the Shares subject to the award on the date of grant. Assuming compliance with the applicable tax withholding and reporting requirements, Perdoceo will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Deferred Stock.    The granting of deferred stock generally should not result in taxable ordinary income to the recipient of deferred stock, or a tax deduction for Perdoceo. The payment or settlement of deferred stock should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the Shares received, and a corresponding tax deduction by Perdoceo. Rules relating to the timing of payment of deferred compensation under Section 409A of the Code are applicable to deferred stock, and any violation of Section 409A of the Code may result in potential acceleration of income taxation, as well as interest and tax penalties to the participant.

Other Awards.    The granting of RSUs, performance units, performance shares or annual incentive awards generally should not result in the recognition of taxable income by the recipient or a tax deduction by Perdoceo. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the Shares received, and a corresponding tax deduction by Perdoceo. If the award consists of Shares that are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and Perdoceo will be similar to the tax consequences of restricted stock awards described above, assuming that such award is payable upon the lapse of the restrictions. If the award consists of unrestricted Shares, the recipient of those Shares will immediately recognize as taxable ordinary income the fair market value of those Shares on the date of grant, and Perdoceo will be entitled to a corresponding tax deduction.

Section 162(m) of the Code.    Section 162(m) of the Code generally disallows a Federal income tax deduction for certain compensation paid to certain executive officers (and former executive officers) to the extent that such total annual compensation is in excess of $1 million. There was historically a performance-based exception to this deduction limit for compensation qualifying as “qualified performance-based compensation” under Section 162(m) of the Code. This exception has been repealed, effective for taxable years beginning after December 31, 2017, except with respect to certain compensation arrangements in place as of November 2, 2017 that are eligible for transition relief. To be clear, stockholders are not being asked to approve the A&R 2016 Plan (or any of its provisions) for purposes of Section 162(m) of the Code or the performance-based exception thereunder.

Section 280G of the Code.    Under certain circumstances, accelerated vesting, exercise or payment of awards under the A&R 2016 Plan in connection with a “change in control” of Perdoceo might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Perdoceo would be denied a tax deduction for the amount of the excess parachute payment. However, the A&R 2016 Plan provides for a reduction of a participant’s awards under the A&R 2016 Plan in certain situations where an award would result in an excess parachute payment that would trigger such an excise tax.

Section 409A of the Code.    Section 409A of the Code applies to amounts that are considered “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain awards that may be issued under the A&R 2016 Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated (meaning these amounts could become immediately taxable). Also, an additional 20% income tax, as well as penalties and interest, could be imposed upon the applicable participants in the A&R 2016 Plan.

The Compensation Committee may, consistent with the requirements of Section 409A of the Code, permit a participant to defer receipt of cash or Shares that would otherwise be due to him or her by virtue of a stock option or SAR exercise, the lapse or waiver of restrictions on restricted stock or RSUs, or the satisfaction of any requirements or objectives with respect to performance units, performance shares or other awards. If any such deferral election is permitted, the Compensation Committee will, in its sole discretion, establish rules and procedures for such deferrals consistent with the requirements of Section 409A of the Code.

New Plan Benefits

Future awards to eligible participants under the A&R 2016 Plan will be made at the discretion of the Compensation Committee; therefore, the number of shares that may be granted pursuant to the A&R 2016 Plan in the future to our named executive officers, executive officers and other employees are not determinable at this time. However, we have estimated awards in 2021 to our non-executive directors based on the current non-employee director compensation program as shown in the table below. Grants under the 2016 Plan in 2020 to named executive officers are shown in the Grants of Plan-Based Awards in 2020 table above.

Name and Position	Number of Shares
Non-Executive Directors as a Group	61,776	(1)

(1)

The amount disclosed is an estimate for all restricted stock unit grants to be issued to our eight non-employee directors after the 2021 Annual Meeting based on the current non-employee director compensation program, using the $100,000 target grant date value for the awards under that program and a grant date of March 8, 2021 to determine the estimated number of Shares.

Vote Required

Stockholder approval of the A&R 2016 Plan requires a favorable vote of a majority of the Shares present in person or by proxy and entitled to vote the subject matter at the 2021 Annual Meeting. If our stockholders do not approve the A&R 2016 Plan, the A&R 2016 Plan will have no effect. In such case, the 2016 Plan will remain in effect and the maximum number of Shares available for issuance thereunder will remain unchanged.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the A&R 2016 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the A&R 2016 Plan by our stockholders.

The Board of Directors recommends a vote FOR the approval of the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan.

Equity Compensation Plan Information Table

The following table provides information as of December 31, 2020, with respect to shares of our common stock that may be issued under our existing equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION

	(a)		(b)	(c)
Plan Category	Number of shares to be issued upon exercise of outstanding options		Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuances under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders	1,227,074	(1)	$10.07	1,263,203	(2)

Total	1,227,074		$10.07	1,263,203

(1)	Includes outstanding options to purchase shares of our common stock under the Company’s 2008 Incentive Compensation Plan (the “2008 Plan”) and 2016 Incentive Compensation Plan (the “2016 Plan”).

(2)

Includes shares available for future issuance under the 2016 Plan in addition to the number of shares issuable upon exercise of outstanding options referenced in column (a). In addition to stock options, the 2016 Plan provides for the issuance of stock appreciation rights, restricted stock and units, deferred stock, dividend equivalents, other stock-based awards, performance awards and units, or cash incentive awards. The amount in column (c) is net of 2.9 million shares underlying restricted stock units outstanding as of December 31, 2020, which will be settled in shares of our common stock if the vesting conditions are met and thus reduce the common stock available for future share-based awards under the 2016 Plan by the amount vested. These shares have been multiplied by the applicable factor under the 2016 Plan to determine the remaining shares available as of December 31, 2020. Additionally, there were less than 0.1 million shares underlying deferred stock units outstanding under the previous 2008 Plan which will be settled in shares of our common stock if the vesting conditions are met and do not affect the number of shares reflected in column (c) above. Cash-settled awards are not included in, and do not affect, shares remaining available for future issuances under the 2016 Plan.

See Note 14 “Share-Based Compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020 for more information regarding the Company’s share-based compensation.

PROPOSAL 4: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm to audit our financial statements for 2021. The Company is asking you to ratify that appointment. The Audit Committee, as required by law, is directly responsible to appoint the Company’s independent registered public accounting firm. Its appointment of Grant Thornton LLP will not be affected by the outcome of the vote. However, the Audit Committee will consider the voting results when selecting the Company’s independent registered public accounting firm for 2022. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

Proxies will be voted for the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021 unless the proxy indicates a contrary choice. Any proxy indicating a contrary choice will be voted as directed. Grant Thornton LLP representatives are currently expected to be present at the Annual Meeting and may make a statement if Grant Thornton LLP would like to do so. They will also be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratifying the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021.

OTHER INFORMATION

Security Ownership of Directors and Executive Officers

The following table sets forth certain information about the beneficial ownership of our common stock by each of our directors and named executive officers, as well as all of our directors and executive officers as of April 6, 2021 as a group.

	Common Stock Beneficially Owned as of April 6, 2021
Name	Shares of Common Stock Owned		Subject to RSUs Vesting Within 60 Days(1)	Subject to Stock Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned
Directors (3)
Dennis H. Chookaszian	7,000	(4)	14,619	121,075	142,694	*
Kenda B. Gonzales	—		—	34,590	34,590	*
Patrick W. Gross	3,400		14,619	121,075	139,094	*
William D. Hansen	—		—	19,179	19,179	*
Gregory L. Jackson	5,009		14,619	121,075	140,703	*
Thomas B. Lally	20,000	(5)	14,619	62,411	97,030	*
Leslie T. Thornton	5,000		14,619	121,075	140,694	*
Alan D. Wheat	—		—	—	—	*

Named Executive Officers
Todd S. Nelson	398,528		—	131,108	529,636	*
Ashish R. Ghia	34,223		—	6,236	40,459	*
Jeffrey D. Ayers	39,779		—	6,320	46,099	*
Andrew H. Hurst	56,737		—	152,576	209,313	*
John R. Kline	69,528		—	44,147	113,675	*
All directors and executive officers as a group (15 persons)	710,513		73,095	978,200	1,761,808	2.46%

*	Denotes beneficial ownership of less than one percent.

(1)

Amounts in this column for directors (other than Mr. Nelson) are vested deferred stock units, with each vested deferred stock unit representing the right to receive one share of common stock upon termination of service to the Company.

(2)

Beneficial ownership is determined in accordance with the rules of the SEC. Under these rules, the number of shares beneficially owned by a person and the percentage ownership of that person includes shares of common stock that the person can vote or transfer, as well as shares that person has the right to acquire within 60 days of April 6, 2021, such as through the exercise of options or upon the vesting of restricted stock units.

(3)	Except for Mr. Nelson, whose beneficial ownership is provided under “Named Executive Officers” in the table above.

(4)	Indirect by spouse.

(5)	Joint with spouse.

Security Ownership of Principal Stockholders

The following table shows the amount of our common stock owned by holders known to us to beneficially own more than 5% of our outstanding common stock at April 6, 2021. For this table, beneficial ownership means the right to direct the voting or sale of shares, even if those rights are shared with others. Beneficial ownership was determined as of April 6, 2021.

Name and Address	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
BlackRock, Inc. (1)	10,681,370	15.16%
55 East 52nd Street, New York, NY 10055
Renaissance Technologies LLC (2)	5,393,887	7.66%
800 Third Avenue, New York, NY 10022
The Vanguard Group (3)	5,027,663	7.14%
100 Vanguard Blvd., Malvern, PA 19355
FMR LLC (4)	4,025,452	5.71%
245 Summer Street, Boston, MA 02210

(1)

As reported on a Schedule 13G filed with the SEC on January 25, 2021 by BlackRock, Inc. on behalf of itself and certain of its subsidiaries. BlackRock, Inc. reported sole voting power with respect to 10,590,470 of these shares and sole dispositive power with respect to all of these shares.

(2)

As reported on a Schedule 13G/A filed with the SEC on February 11, 2021 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, which reported sole voting power with respect to 5,166,687 shares and sole dispositive power with respect to all of these shares.

(3)

As reported on a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group, which reported shared voting power with respect to 169,413 shares, sole dispositive power with respect to 4,797,965 shares and shared dispositive power with respect to 229,698 shares.

(4)

As reported on a Schedule 13G filed with the SEC on February 8, 2021 by FMR LLC and Abigail P. Johnson, which reported sole voting power by FMR LLC with respect to 474 shares and sole dispositive power by both with respect to all of these shares.

Discretionary Proxy Voting Authority/Untimely Stockholder Proposals

Rule 14a-4(c) promulgated under the Exchange Act governs the Company’s use of its discretionary proxy voting authority regarding a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Under the rule, if a stockholder fails to notify the Company of its proposal before the date established by the Notice Provision (as defined below), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting. In addition, if the Company receives timely notice of a stockholder proposal in connection with an annual meeting of stockholders that does not include all of the information required by Rule 14a-4(c) promulgated under the Exchange Act, the proposal will be considered timely but deficient, and the Company’s proxy statement may confer discretionary authority for the proposal if the Company includes in its proxy statement advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

Proposals of Stockholders

In accordance with Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended to be considered for inclusion in the Company’s proxy statement and proxy for the 2022 Annual Meeting of Stockholders must be received by the Corporate Secretary of the Company not less than 120 days prior to April 20, 2022. In addition, Article II, Section 2.5 of the Company’s By-Laws (the “Notice Provision”) provides that for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail the notice so that it is received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. Proposals of stockholders intended to be considered at the Company’s 2022 Annual Meeting of Stockholders must be received by the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to June 3, 2022.

In addition to other requirements included in the Company’s By-Laws, nominations of a person for election to the Board by stockholders must specify the name of the nominee and other information of such nominee that is required to be disclosed in solicitations of proxies for election of directors, or otherwise, along with the written consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected. In connection with any stockholder nomination, as set forth in the Company’s By-Laws, the nominating stockholder must also provide additional information as to the stockholder giving notice, and, if applicable, each nominee proposed by the stockholder, including any material interest of such person in such nomination, information regarding beneficial ownership of securities of the Company, a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting of stockholders to nominate the person(s) named in the notice, and whether the stockholder intends to deliver a proxy statement and form of proxy in connection with such nomination n to holders of the Company’s voting securities reasonably believed by such stockholder to be sufficient to elect such nominee(s).

Additional Information

We will furnish a copy of the Company’s Annual Report on Form 10-K for its year ended December 31, 2020, as filed with the SEC, including the financial statements and notes thereto included therein, without charge upon the written request of any person who is a stockholder as of the Record Date. We will provide free copies of the exhibits to the Form 10-K. Direct your requests for these materials to Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173, Attention: Investor Relations Department. You can also obtain this information in electronic form free of charge by accessing the Company’s website at www.perdoceoed.com under the caption “Investor Relations.”

Cost of Solicitation

Perdoceo will pay the cost of this proxy solicitation. We have retained Georgeson LLC, a professional proxy solicitation firm, at an estimated cost of $16,500 plus reimbursement of expenses to assist in soliciting proxies from brokers, nominees, institutions and individuals. Georgeson LLC may solicit votes personally or by telephone, mail, or other electronic means. We may also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse nominees and record holders for the reasonable out-of-pocket expenses of solicitation. In addition to solicitation of proxies by mail, our directors, officers or other employees may solicit proxies through personal conversations, or by telephone, facsimile or electronic means, but will not receive any compensation for these services.

Appendix A

PERDOCEO EDUCATION CORPORATION

AMENDED AND RESTATED

2016 INCENTIVE COMPENSATION PLAN

(Effective as of June 3, 2021)

PERDOCEO EDUCATION CORPORATION

AMENDED AND RESTATED

2016 INCENTIVE COMPENSATION PLAN

PERDOCEO EDUCATION CORPORATION

AMENDED AND RESTATED

2016 INCENTIVE COMPENSATION PLAN

ARTICLE I        ESTABLISHMENT, OBJECTIVES AND DURATION

1.1        Establishment of the Plan. Perdoceo Education Corporation (formerly known as Career Education Corporation), a Delaware corporation (the “Company”), hereby establishes the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan (the “Plan”), as set forth in this document. Capitalized terms used but not otherwise defined herein will have the meanings given to them in ARTICLE II. The Plan, prior to its amendment and restatement, originally became effective on May 24, 2016 (the “Original Effective Date”). This amendment and restatement of the Plan was approved by the Board on March 26, 2021, subject to approval of the Company’s stockholders. Approval of the Company’s stockholders was obtained on June 3, 2021 (the “Effective Date”). The Plan permits the grant of Options, including Non- Qualified Stock Options and Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock, Performance Units, Performance Shares, Substitute Awards, Dividend Equivalents, Annual Incentive Awards and other Awards. Following the Original Effective Date, no new awards have been or will be granted under any Prior Plan.

1.2        Objectives of the Plan. The objectives are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link the interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; to promote teamwork among Participants; and to give the Company a significant advantage in attracting and retaining officers, key Employees and Directors. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success, and to allow Participants to share in the success of the Company.

1.3        Duration of the Plan. The Plan will remain in effect, subject to the Committee’s ability to amend or modify the Plan at any time under ARTICLE XVII, until the earliest of (a) the date as of which all Shares subject to it pursuant to ARTICLE IV have been issued or transferred according to the Plan’s provisions, (b) the date on which the Plan is terminated by the Committee pursuant to ARTICLE XVII, or (c) the tenth (10th) anniversary of the Original Effective Date, and will continue in effect thereafter with respect to any Awards outstanding at the time of such termination. In no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Original Effective Date.

ARTICLE II        DEFINITIONS

Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

2.1        “10% Owner” has the meaning given to such term in Section 6.11(b) of the Plan.

2.2        “Affiliate” means any corporation (or partnership, limited liability company, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power). Notwithstanding the foregoing, for purposes of determining whether an employee has terminated employment with the Company and all Affiliates, “Affiliates” means any corporation (or partnership, limited liability company, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, at least ten percent of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power). The minimum percentage of ownership or control in the previous sentence shall be raised from ten percent (10%) to twenty percent (20%) for

1

purposes of determining timing of payment of an Award, or amount payable with respect to an Award, that is a Deferred Compensation Award, if payment of such Award or amount would be accelerated or otherwise triggered by a Termination of Service.

2.3        “Annual Incentive Award” means a performance bonus determined under ARTICLE XII.

2.4        “Acquired Entity” has the meaning given to such term in Section 5.4(a) of the Plan.

2.5        “Acquired Entity Awards” has the meaning given to such term in Section 5.4(a) of the Plan.

2.6        “Acquisition Date” has the meaning given to such term in Section 5.4(a) of the Plan.

2.7        “Available Shares” has the meaning given to such term in Section 4.1(a) of the Plan.

2.8        “Award” means, individually or collectively, a grant under this Plan to a Participant of an Option (including a Non-Qualified Stock Option and an Incentive Stock Option), Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Performance Unit, Performance Share, Substitute Award, Dividend Equivalent, Annual Incentive Award or any other incentive payable in cash or Shares under the Plan.

2.9        “Award Agreement” means any agreement, contract, or other instrument or document evidencing any Award granted hereunder between the Company and the Participant. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.

2.10        “Beneficial Owner” or “Beneficial Ownership” has the meaning given to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.11        “Board” or “Board of Directors” means the Board of Directors of the Company.

2.12        “Bonus Opportunity” means a Participant’s threshold, target and maximum bonus opportunity for a calendar year, provided that such Bonus Opportunity shall be either (a) to the extent that the Participant has entered into an employment agreement with the Company, the threshold, target and maximum bonus levels, if any, specified in the employment agreement for such calendar year, or (b) if there is no employment agreement in effect between the Company and the Participant for such calendar year or if the employment agreement does not specify such bonus levels, the bonus opportunity as determined by the Committee in its sole discretion.

2.13        “Cause” means, as determined by the Committee, the occurrence of any one of the following: (a) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty; (b) a violation of the Company’s Code of Conduct or Code of Ethics, as applicable; (c) commission of a criminal activity, fraud or embezzlement; (d) a failure to reasonably cooperate in any investigation or proceeding concerning the Company; (e) any unauthorized disclosure or use of confidential information or trade secrets; or (f) any violation of any restrictive covenant, such as a non-compete, non-solicit or non-disclosure agreement, between an Eligible Employee and the Company or an Affiliate; provided, however, that in the event a Participant is party to an employment agreement with the Company or an Affiliate that contains a different definition of “Cause” applicable to any Award, the definition of Cause contained in such employment agreement shall control to the extent provided therein.

2.14        “Change in Control” means:

(a)        With respect to Awards other than Deferred Compensation Awards, the occurrence of any one or more of the following:

(i)        any corporation, person or other entity (other than the Company, a majority- owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or

2

maintained by the Company), including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than thirty-five percent (35%) of the combined voting power of the Company’s then outstanding securities;

(ii)        the consummation of a merger or consolidation of the Company with or into another corporation other than a majority-owned subsidiary of the Company, or the sale or other disposal of all or substantially all of the Company’s assets, after which the persons who were the members of the Board prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or parent thereof;

(iii)        the consummation of a plan of liquidation; or

(iv)        within any period of twenty-four (24) consecutive months, persons who were members of the Board immediately prior to such twenty-four (24) month period, together with persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such twenty-four (24) month period by or upon the recommendation of persons who were members of the Board immediately prior to such twenty-four (24) month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.

(b)        With respect to Deferred Compensation Awards, the occurrence of one or more of any of the following:

(i)        Change in the Ownership of the Company. A change in ownership of the Company shall occur on the date that any one Person, or more than one Person acting as a “Group” (as defined below), acquires ownership of stock of the Company that, together with stock held by such Person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a change in the ownership of the Company.

(ii)        Change in the Effective Control of the Company. A change in the effective control of the Company occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; provided, however, that, if any one Person, or more than one Person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person or Persons is not considered a change in the effective control of the Company.

(iii)        Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one Person, or more than one Person acting as a Group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total Gross Fair Market Value (as defined below) equal to all or substantially all of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

(1)        a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its Common Stock;

(2)        an entity, 50% or more of the total fair market value or voting power of which is owned, directly or indirectly, by the Company;

(3)        a Person, or more than one Person acting as a Group, that owns, directly or indirectly, 50% or more of the total Fair Market Value or voting power of all the outstanding Common Stock of the Company; or

3

(4)        an entity, at least 50% of the total fair market value or voting power of which is owned, directly or indirectly, by a Person described in clause (3) of this Section 2.14(b)(iii).

For purposes of this definition, “Gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, “Group” shall have the meaning given to such term in Treas. Reg. Sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C), as applicable.

For purposes of the definition of “Change in Control” in Section 2.14(b), Common Stock ownership is determined under Code Section 409A. This definition of Change in Control is intended to comply with Code Section 409A for purposes of payment of any Deferred Compensation Awards. Accordingly, any interpretation or determination of the Committee regarding the payment of such Deferred Compensation Awards in connection with a Change in Control shall take into account any applicable guidance and regulations under Code Section 409A.

2.15        “Change in Control Price” has the meaning given to such term in Section 16.5(c)

of the Plan.

2.16        “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.17        “Committee” means, as specified in ARTICLE III, the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan.

2.18        “Common Stock” means the common stock, par value $.01 per share, of the

Company.

2.19        “Company” has the meaning given to such term in Section 1.1 of the Plan.

2.20        “Current Grant” has the meaning given to such term in Section 6.11(d) of the Plan.

2.21        “Deferral Account” has the meaning given to such term in Section 9.6(a) of the Plan.

2.22        “Deferral Election” has the meaning given to such term in Section 9.3 of the Plan.

2.23        “Deferred Compensation Award” means an Award that could be subject to liability under Code Section 409A and does not qualify for an exemption from Code Section 409A coverage.

2.24        “Deferred Stock” means a right, granted as an Award under ARTICLE IX, to receive payment in the form of Shares (or measured by the value of Shares) at the end of a specified deferral period.

2.25        “Director” means any individual who is a member of the Board of Directors.

2.26        “Dividend Equivalent” means any right, as provided in an Award Agreement, to receive payments (whether in cash, additional Shares or Restricted Stock Units or other property), equal to dividends or property, if and when paid or distributed, on Shares.

2.27        “Disability” means, as determined by the Committee, a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or such Affiliate. Notwithstanding the foregoing, (a) a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness, or

4

(ii) an injury or disease contracted, suffered, or incurred while participating in a felony criminal offense; and (b) with respect to any Deferred Compensation Award, “Disability” shall mean a Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as determined by the Committee.

2.28        “Effective Date” has the meaning given to such term in Section 1.1 of the Plan.

2.29        “Eligible Employee” or “Employee” means any employee or consultant of the Company or any of its Affiliates. Directors who are not employed by the Company or its Affiliates will also be considered Eligible Employees and Employees for purposes of the Plan.

2.30        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.31        “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32        “Fair Market Value” means:

(a)        the closing trading price of the Shares on the NASDAQ Stock Market or, if the Shares are not traded on the NASDAQ Stock Market, on the New York Stock Exchange or any other national securities exchange on which they are traded;

(b)        if the Shares are not traded on any national securities exchange, the mean between the closing bid and asked prices of the Shares in the over-the-counter market; or

(c)        if those bid and asked prices are not available, then the fair market value as reported by any nationally recognized quotation service selected by the Committee or as determined in good faith by the Committee.

Notwithstanding the foregoing, for purposes of Awards intended to be exempt from Code Section 409A, the Fair Market Value shall be no less than the “fair market value” as such term is defined for purposes of Code Section  409A.

2.33         “Grant Date” means the date on which an Award is granted, which date may be specified in advance by the Committee.

2.34        “Incentive Stock Option” or “ISO” means an Option granted under ARTICLE VI that is intended to meet the requirements of Code Section 422.

2.35        “Non-Qualified Stock Option” or “NQSO” means an Option granted under ARTICLE VI that is not intended to meet the requirements of Code Section 422.

2.36        “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.37        “Original Effective Date” has the meaning given to such term in Section 1.1 of the Plan.

2.38        “Other Plans” has the meaning given to such term in Section 6.11(d) of the Plan.

2.39        “Participant” means an Eligible Employee who has been selected by the Committee to participate in the Plan pursuant to Section 5.2 and who has an outstanding Award under the Plan. The term “Participant” shall also include Directors who are not employees of the Company or an Affiliate for purposes of Awards under the Plan.

2.40        “Performance Goal” has the meaning given to such term in Section 11.1 of the Plan.

5

2.41        “Performance Period” means the time period during which performance objectives must be met in order for a Participant to earn Performance Units or Performance Shares granted under ARTICLE X.

2.42        “Performance Share” means an Award with an initial value equal to the Fair Market Value on the Grant Date thereof, which is based on the attainment of any performance goal(s) specified by the Committee, as described in ARTICLE X.

2.43        “Performance Unit” means any grant pursuant to ARTICLE X of (a) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance goal(s) specified by the Committee, or (b) a unit valued by reference to a designated amount of property other than Shares.

2.44        “Person” has the meaning given to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.45        “Plan” has the meaning given to such term in Section 1.1 of the Plan.

2.46        “Prior Plans” means the Career Education Corporation 2008 Incentive Compensation Plan, as amended, the Career Education Corporation 1998 Employee Incentive Compensation Plan and the Career Education Corporation 1998 Non-Employee Directors’ Stock Option Plan.

2.47        “Replacement Award” means an Award resulting from the exchange or substitution specified in ARTICLE XVI upon a Change in Control and meeting the applicable conditions specified in ARTICLE XVI, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the NASDAQ Stock Market or with a similarly liquid exchange which has comparable standards to the domestic listing standards of the NASDAQ Stock Market.

2.48    “Restricted Stock” means a contingent grant of Shares awarded to an Eligible Employee pursuant to ARTICLE VIII.

2.49        “Restricted Stock Unit” or “RSU” means a notional account established pursuant to an Award granted to a Participant, as described in ARTICLE VIII, that is (a) credited with amounts equal to Shares or some other unit of measurement specified in the Award Agreement, (b) subject to restrictions and (c) payable in cash or Shares, as specified in the applicable Award Agreement.

2.50        “Restriction Period” means the period during which the transfer of Restricted Stock or Restricted Stock Units is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee, at its discretion) or such Award is not vested.

2.51        “Retirement” means a Termination of Service, other than for Cause, death or Disability, on or after reaching age 55 with five (5) years of service with the Company or an Affiliate, as determined by the Committee.

2.52        “Settlement Date” means the payment date for Deferred Stock, as set forth in Section 9.6(c).

2.53        “Share” means a share of Common Stock.

2.54        “Stock Appreciation Right” or “SAR” means an Award designated as a SAR pursuant to the terms of ARTICLE VII.

2.55        “Subsidiary Corporation” has the meaning given to such term in Section 6.11 of the Plan.

2.56        “Substitute Award” has the meaning given to such term in Section 5.4(a) of the Plan.

2.57        “Termination of Service” occurs (a) when an individual is for any reason no longer providing services to the Company or an Affiliate in the capacity of an employee, Director or consultant or (b) with respect

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to an individual who is an Employee or consultant to an Affiliate, when such entity ceases to be an Affiliate of the Company and such individual is no longer providing services to the Company or another Affiliate. Notwithstanding the foregoing, in the case of a Deferred Compensation Award, “Termination of Service” shall mean a “separation from service” within the meaning of Code Section 409A or as otherwise set forth in an Award Agreement or deferral election form pursuant to the Plan. The effective date of a Termination of Service shall be the last day on which an individual is providing services to the Company or an Affiliate thereof; provided, however, that the Committee shall have the discretion to determine when a Participant, who terminates services as an employee, but continues to provide services in the capacity of a consultant or Director immediately following such termination, has incurred a Termination of Service.

2.58        “Total Payments” has the meaning given to such term in Section 21.4 of the Plan.

2.59        “Vested Options and SARs” has the meaning given to such term in Section 16.2(a) of the Plan.

ARTICLE III        ADMINISTRATION

3.1        The Committee. The Plan will be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) will satisfy the “non-employee director” requirements of Rule 16b-3 under the Exchange Act or any successor regulations or provisions, so long as the Company is subject to the registration requirements of the Exchange Act. The members of the Committee will be appointed from time to time by, and serve at the discretion of, the Board of Directors. The Committee will act by a majority of its members at the time in office and eligible to vote on any particular matter, and Committee action may be taken either by a vote at a meeting or in writing without a meeting.

3.2        Authority of the Committee. Except as limited by law and subject to the provisions of the Plan, the Committee will have full power to: select Eligible Employees to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of ARTICLE XVII) amend the terms and conditions of any outstanding Award. Further, the Committee will make all other determinations that may be necessary or advisable to administer the Plan. As permitted by law and consistent with Section 3.1, the Committee may delegate some or all of its authority under the Plan. Notwithstanding the foregoing, Awards made to non-employee Directors shall be determined by the Board or its delegatee, consistent with the Company’s practices for non-employee Director compensation.

3.3        Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all Persons, including, without limitation, the Company, its Board of Directors, its stockholders, all Affiliates, Employees, Participants and their estates and beneficiaries.

ARTICLE IV        SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1        Number of Shares Available for Grants.

(a)        Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate maximum number of Shares that may be issued or transferred to Participants under the Plan shall not exceed the sum of (i) 10,700,000 Shares, plus (ii) any Shares under the Prior Plans which are subject to awards that, after the Original Effective Date, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than Shares (the combined total of (i) and (ii) being referred to as the “Available Shares”). For purposes of this Section 4.1, (x) each Share delivered pursuant to the exercise of an Option shall reduce the Available Shares by one (1) Share; (y) a number equal to the greater of each Share delivered upon exercise of a SAR and the number of Shares underlying such SAR shall reduce the Available Shares by one (1) Share, other than a SAR that, by its terms, from and after the Grant Date thereof is payable only in cash, in which case the Available Shares shall not be reduced; and (z) each

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Share delivered pursuant to an Award, other than an Option, SAR or Substitute Award, shall reduce the Available Shares by 1.35 Shares. For the avoidance of doubt, the issuance of Shares under Substitute Awards and Shares issuable under any acquired company plans pursuant to Section 5.4 of the Plan shall not reduce the Available Shares.

(b)        Notwithstanding anything in this Plan to the contrary, and subject to adjustment as provided in Section 4.3, the aggregate maximum number of Shares actually issued or transferred by the Company upon the exercise of ISOs will not exceed 6,500,000 Shares. Subject to adjustment as provided in Section 4.3, the aggregate Awards granted during any calendar year to any one Participant shall not exceed 1,000,000 Shares subject to Options or SARs. Notwithstanding the foregoing, the maximum number of Shares subject to Awards granted during any calendar year to any non-employee Director (including any such non-employee Director serving as Chair of the Board), taken together with any cash fees paid to such non-employee Director for services as a director during the calendar year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the Grant Date fair value of such Awards for financial reporting purposes).

(c)        The Shares with respect to which Awards may be made will include authorized but unissued Shares, and Shares that are currently held or subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

4.2        Lapsed Awards and Share Counting. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, cancelled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards; provided that any Shares that again become available for Awards under this Section 4.2 or from Prior Plans under Section 4.1(a) shall be added back as one (1) Share if such Shares were subject to Options or SARs and as 1.35 Shares if such Shares were subject to any Award other than an Option or SAR. In applying the immediately preceding sentence, if Shares otherwise issuable or issued in respect of or as part of any Award are withheld to cover taxes or the Exercise Price (including pursuant to a “net exercise”), such Shares shall be treated as having been issued under the Plan and shall not be available for future issuance under the Plan. In addition, Shares tendered to exercise outstanding Options or other Awards or to cover applicable taxes on Awards shall not be available for future issuance under the Plan. Also, any Shares subject to a stock-settled SAR that are not actually issued in connection with the settlement of such SAR on the exercise thereof shall be treated as having been issued under the Plan and shall not be available for future issuance under the Plan. Finally, Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be available for future issuance under the Plan.

4.3        Adjustments to Reflect Capital Changes.

(a)        In the event of any equity restructuring that causes the per Share value of Shares to change, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, recapitalization through an extraordinary cash dividend or any similar event, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to outstanding Awards and the terms of such Awards, (iii) the Exercise Price of outstanding Options and Stock Appreciation Rights and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of the rights of Participants. No adjustment shall be made pursuant to this Section 4.3(a) in connection with the conversion of any convertible securities of the Company. The Committee shall determine the amount of the adjustment to be made in each case under this Section 4.3(a); provided, in each case, that with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to fail to continue to qualify under Code Section 424(a).

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(b)        Notwithstanding Section 4.3(a), any adjustments made pursuant to Section 4.3(a) shall be made in such a manner as to ensure that after such adjustment, the Awards continue not to be deferred compensation subject to Code Section 409A (or if such Awards are already subject to Code Section 409A, so as not to give rise to liability under Code Section 409A).

(c)        Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Committee determines. The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not that notice is given) will be effective and binding for all Plan purposes.

ARTICLE V        ELIGIBILITY, PARTICIPATION AND GENERAL AWARD CONDITIONS

5.1        Eligibility. All Eligible Employees, including Eligible Employees who are Directors, are eligible to participate in this Plan.

5.2        Actual Participation. Subject to the provisions of the Plan, the Committee will, from time to time, select those Eligible Employees to whom Awards will be granted, and will determine the nature and amount of each Award.

5.3        Minimum Vesting. Notwithstanding any provision of the Plan to the contrary, except with respect to a maximum of five percent (5%) of the aggregate number of Available Shares reserved for issuance under the Plan as of the Effective Date, subject to adjustment as provided in Section 4.3, no Award (or portion of an Award) payable in Shares (other than a Substitute Award and Awards a non-employee director elects to receive at Fair Market Value in lieu of all or a portion of such non-employee director’s cash compensation) may provide for vesting sooner than twelve (12) months from the Grant Date thereof or may be subject to a Performance Period that is less than twelve (12) months, as applicable, other than in connection with a Change in Control or, with respect to any Participant, in connection with the death, Disability, Retirement or other Termination of Service (as specified by the Committee in its sole discretion) of such Participant.

5.4        Substitute Awards and Shares Issuable Under Acquired Company Plans.

(a)        The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. Substitute Awards shall not be counted against or otherwise reduce the number of Available Shares under the Plan. For purposes of this Section 5.4, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Employees or whose awards are assumed or substituted as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination (“Acquisition Date”) in order to preserve for the Participant the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

(b)        If a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards and shall not reduce the Available Shares under the Plan. Awards using such available shares under acquired plans shall not be made after the date awards could have been made under the terms of the acquired plan, absent the acquisition or combination, and shall only be made to individuals who were not eligible to participate in the Plan prior to such acquisition or combination.

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ARTICLE VI        STOCK OPTIONS

6.1        Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Employees in the number, and upon the terms, and at any time and from time to time, as determined by the Committee.

6.2        Award Agreement. Each Option grant will be evidenced by an Award Agreement that specifies the Grant Date, the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the manner, time and rate of exercise or vesting of the Option, and such other provisions as the Committee determines. The Award Agreement will also specify whether the Option is intended to be an ISO or an NQSO.

6.3        Exercise Price. The Exercise Price for each share subject to an Option will be at least one-hundred percent (100%) of the Fair Market Value on the Grant Date (except with respect to Substitute Awards).

6.4        Duration of Options. Each Option will expire at the time determined by the Committee at the time of grant, but no later than the tenth (10th) anniversary of the Grant Date.

6.5        No Dividend Equivalents. Subject to Section 4.3, the Committee may not grant Dividend Equivalents in connection with any Option.

6.6        Exercise of Options. Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee in each instance approves, which need not be the same for each Award or for each Participant. Notwithstanding any contrary provision of this ARTICLE VI, if, on the date an outstanding NQSO would expire, the exercise of the NQSO, including by a “net exercise” or “cashless” exercise, would violate applicable securities or other laws, the expiration date applicable to the NQSO will be extended to a date that is thirty (30) calendar days after the date the exercise of the NQSO would no longer violate applicable securities or other laws.

6.7        Payment. The holder of an Option may exercise the Option only by delivering a written notice of exercise to the Company setting forth the number of Shares as to which the Option is to be exercised, together with full payment of the Exercise Price for the Shares and any withholding tax relating to the exercise of the Option.

The Exercise Price and any related withholding taxes will be payable to the Company in full either: (a) in cash, or its equivalent, in United States dollars; (b) by tendering Shares owned by the Participant and duly endorsed for transfer to the Company or any combination of cash, certified or cashier’s check and Shares described in this clause (b); (c) subject to the approval of the Committee, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the number of Shares having an aggregate Fair Market Value equal to the aggregate Exercise Price (plus tax withholdings, if applicable); or (d) by any other means the Committee determines to be consistent with the Plan’s purposes and applicable law, including by a “cashless” exercise. Cashless exercise must meet the requirements of the Federal Reserve Board’s Regulation T and any applicable securities law or insider trading policy restrictions. For this purpose, “cashless” exercise will mean that the Participant notifies the Company it will exercise, and the Company is instructed to deliver the Shares issuable on exercise to a broker, who sells the Shares and holds back the exercise price (and, often, the federal and state withholdings).

6.8        Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed or traded, and under any blue sky or state securities laws applicable to the Shares.

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6.9        Termination of Service. Each Award Agreement with respect to an Option will set forth the extent to which the Participant has the right to exercise the Option after his or her Termination of Service with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Options, and may reflect, among other things, distinctions based on the reasons for the Termination of Service.

6.10        Nontransferability of Options. Except as otherwise provided in a Participant’s Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). Further, except as otherwise provided in a Participant’s Award Agreement, all Options will be exercisable during the Participant’s lifetime only by the Participant or his or her guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

6.11        Grant of ISOs. At the time of grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an ISO. The following special provisions will apply to any Option designated as an ISO:

(a)        An ISO shall be granted only to an Employee of the Company (who is not a consultant or non-employee Director) or a Subsidiary Corporation (as defined below).

(b)        An ISO shall have an Exercise Price of not less than one-hundred percent (100%) of the Fair Market Value of a Share on the Grant Date (except with respect to Substitute Awards), and, if granted to a Person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), shall have an Exercise Price not less than one-hundred ten percent (110%) of the Fair Market Value of a Share on its Grant Date (except with respect to Substitute Awards).

(c)        An ISO shall have a term of not more than ten (10) years (five (5) years if the Participant is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement.

(d)        The Committee will not award an ISO under the Plan if it would cause the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to which ISOs are exercisable by a Participant for the first time during any calendar year (the “Current Grant”) under the Plan and any other incentive plan of the Company or any parent or Subsidiary Corporation (the “Other Plans”) to exceed $100,000 (or such other amount as may be permitted from time to time under Code Section 422). If the Fair Market Value of the underlying Shares (determined on the Grant Date) would exceed $100,000 (or such other limit, if applicable) in the aggregate with respect to the Current Grant and all other ISOs previously granted to a Participant under the Plan and any Other Plans, which in each case are exercisable for the first time in the same calendar year, then, as to the portion in excess of $100,000 (or such other limit, if applicable), such Option shall be exercisable as a separate Option that is not an ISO at such date or dates as are provided in the Current Grant.

(e)        An ISO shall require the Participant to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to holding periods and certain disqualifying dispositions), within ten (10) days of such a disqualifying disposition.

(f)        An ISO shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Participant’s lifetime, only by the Participant; provided, however, that the Participant may, to the extent provided in the Plan or in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her ISO after the Participant’s death.

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(g)        An Option designated as an ISO shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Code Section 422 for an ISO, be treated for all purposes of this Plan, except as otherwise provided in subsection (d) above, as an NQSO.

For purposes of this Section 6.11, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Sections 3.2 or 17.3, the Committee may, without the consent of the Participant, at any time before the exercise of an Option (whether or not an ISO), take any action necessary to prevent such Option from being treated as an ISO.

ARTICLE VII        STOCK APPRECIATION RIGHTS

7.1        Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Eligible Employees at any time and from time to time, as determined by the Committee, on a standalone basis only (i.e., not in tandem with an Option). Within the limits of ARTICLE IV, the Committee will have sole discretion to determine the number of SARs granted to an Eligible Employee and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to a SAR. The grant price of a SAR will equal the Fair Market Value on the Grant Date thereof (except with respect to Substitute Awards).

7.2        Award Agreement. Each grant of SARs will be evidenced by an Award Agreement that specifies the Grant Date, the number of SARs to which the Award pertains and such other provisions as the Committee determines.

7.3        Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.4        Term of SARs. The term of a SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years.

7.5        Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)        the excess (or some portion of the excess as determined at the time of the grant by the Committee), if any, of the Fair Market Value on the date of exercise of the SAR over the grant price specified in the Award Agreement; by

(b)        the number of Shares as to which the SAR is exercised.

The payment upon SAR exercise may be made in cash, in Shares of equivalent Fair Market Value as of the date of exercise or in some combination of the two, as specified in the Award Agreement.

7.6        Termination of Service. Each Award Agreement with respect to a SAR will set forth the extent to which the Participant has the right to exercise the SAR after his or her Termination of Service with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all SARs issued under the Plan, and may reflect, among other things, distinctions based on the reasons for the Termination of Service.

7.7        Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code

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Section 414(p)). Further, except as otherwise provided in a Participant’s Award Agreement, all SARs will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

7.8        No Dividend Equivalents. Subject to Section 4.3, the Committee may not grant Dividend Equivalents in connection with SARs.

ARTICLE VIII        RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1        Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock or Restricted Stock Units to Eligible Employees in such amounts as it determines.

8.2        Award Agreement. Each grant of Restricted Stock or Restricted Stock Units will be evidenced by an Award Agreement that specifies the Restriction Period, the number of Shares or Share equivalent units granted, and such other provisions as the Committee determines.

8.3        Nontransferability. Restricted Stock and Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)), until the end of the applicable Restriction Period as specified in the Award Agreement, or upon earlier satisfaction of any other conditions specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to Restricted Stock and Restricted Stock Units will be available during the Participant’s lifetime only to the Participant or the Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

8.4        Other Restrictions. Subject to ARTICLE XI, the Committee may impose such other conditions or restrictions on any Restricted Stock or Restricted Stock Units as it deems advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, individual, or any combination of them), time-based restrictions on vesting following the attainment of the performance objectives, and restrictions under applicable federal or state securities laws. The Committee may provide that restrictions established under this Section 8.4 as to any given Award will lapse all at once or in installments.

The Company will retain the certificates and/or electronic book-entry notations representing Shares of Restricted Stock until all conditions and restrictions applicable to the Shares have been satisfied.

8.5        Voting Rights. During the Restriction Period, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

8.6        Dividends and Other Distributions. During the Restriction Period, Participants awarded Shares of Restricted Stock or Restricted Stock Units hereunder may, in the Committee’s sole discretion and as set forth in the applicable Award Agreement, be credited with regular cash dividends or Dividend Equivalents paid on those Shares or with respect to those Share equivalent units. Dividends or Dividend Equivalents will be automatically deferred until, and paid contingent upon, the vesting of such Restricted Stock or Restricted Stock Units.

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The Committee may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions.

8.7        Termination of Service. Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Restricted Stock or Restricted Stock Units after his or her Termination of Service with the Company or an Affiliate. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Awards of Restricted Stock or Restricted Stock Units, and may reflect, among other things, distinctions based on the reasons for the Termination of Service.

ARTICLE IX        DEFERRED STOCK

9.1        Grant of Deferred Stock. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Deferred Stock to Eligible Employees in such amounts as it determines (including, to the extent allowed by the Committee, grants at the election of a Participant to convert Shares to be acquired upon the lapse of restrictions on Restricted Stock or Restricted Stock Units into such Deferred Stock). A Participant shall have no voting rights in Deferred Stock.

9.2        Award Agreement. Each grant of Deferred Stock will be evidenced by an Award Agreement that specifies the number of Shares to which the Deferred Stock pertains and such other provisions as the Committee determines.

9.3        Deferred Stock Elections. If and to the extent permitted by the Committee, a Participant may elect (a “Deferral Election”) at such times and in accordance with rules and procedures adopted by the Committee (which shall comport with Code Section 409A), to receive all or any portion of his or her salary and/or bonus (including any cash or Share-based Award, other than Options or SARs) either in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary and/or bonus or other permissible Award to be paid in the form of Deferred Stock, divided by the Fair Market Value of a Share on the date such salary, bonus or other such Award would otherwise be paid in cash or distributed in Shares, or pursuant to such other terms and conditions as the Committee may determine. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the deferrable amount subject to a Deferral Election would otherwise have been paid to the Participant in cash or Shares.

9.4        Timing of Deferral Elections. An initial Deferral Election must be filed with the Secretary of the Company no later than December 31 of the year preceding the calendar year in which the amounts subject to the Deferral Election would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose. A Deferral Election shall be irrevocable as of the filing deadline, unless the Company has specified an earlier time at which it will be irrevocable. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Eligible Person revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only and must be made at a time at which the Deferral Election is permitted.

9.5        Subsequent Deferral Elections. A Deferral Election (other than an initial Deferral Election) made with respect to a Deferred Compensation Award must meet the timing requirements for a subsequent deferral election as specified in Treas. Reg. Section 1.409A-2(b).

9.6        Deferral Account.

(a)        Establishment of Deferral Accounts. The Company shall establish an account (“Deferral Account”) on its books for each Participant who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock shall be credited to the Participant’s Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

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(b)        Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents may, in the Committee’s sole discretion and as set forth in the applicable Award Agreement, be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution.

(c)        Settlement of Deferral Accounts. The Company shall settle a Deferral Account by delivering to the holder thereof (which may be the Participant or his or her beneficiary or estate, as applicable): (i) a number of Shares equal to the whole number of Shares of Deferred Stock then credited to the Participant’s Deferral Account (or a specified portion in the event of any partial settlement), or (ii) a cash payment equal to the aggregate Fair Market Value, as of the Settlement Date, of the Shares of Deferred Stock then credited to the Participant’s Deferral Account (or of a specified portion of the Shares of Deferred Stock in the event of any partial settlement); provided, that any fractional Shares of Deferred Stock remaining in the Deferral Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date, multiplied by the remaining fractional Share. The Settlement Date for all Deferred Stock credited in a Participant’s Deferral Account shall be determined in accordance with Code Section 409A and shall be specified in the applicable Award Agreement or Deferral Election.

The Settlement Date for Deferred Stock, as may be permitted by the Committee in its discretion and as specified in the Award Agreement or Deferral Election, is limited to one or more of the following events: (A) a specified date (as contemplated by applicable guidance under Code Section 409A), (B) a Change in Control (within the meaning of Section 2.14(b)), (C) the Participant’s “separation from service” as provided in Code Section 409A(2)(A)(i), (D) the Participant’s death, (E) the Participant’s Disability or (F) an “unforeseeable emergency” of the Participant as provided in Code Section 409A(2)(A)(vi).

ARTICLE X        PERFORMANCE UNITS, PERFORMANCE SHARES AND OTHER AWARDS

10.1        Grant of Performance Units or Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to Eligible Employees in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

10.2        Value of Performance Units and Performance Shares. Each Performance Unit will have a target or initial value established by the Committee as of the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value on the Grant Date. The Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value (or both) of Performance Units or Performance Shares that will be paid out to the Participant. For purposes of this ARTICLE X, the Performance Period will be set by the Committee in its discretion.

10.3        Earning of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout with respect to the number and/or value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

10.4        Award Agreement. Each grant of Performance Units or Performance Shares will be evidenced by an Award Agreement specifying the material terms and conditions of the Award (including the form of payment of earned Performance Units or Performance Shares), and such other provisions as the Committee determines.

10.5        Form and Timing of Payment of Performance Units and Performance Shares. Except as provided in ARTICLE IX, payment of earned Performance Units and Performance Shares will be made as soon as practicable after the close of the applicable Performance Period, but in no event later than two and one-half (2 1⁄2) months after the calendar year in which the Performance Period ends, in a manner determined by the Committee in its sole discretion. The Committee will pay earned Performance Units and Performance Shares in the form of cash, in Shares, or in a combination of cash and Shares, as specified in the Award Agreement. Performance Shares may be paid subject to any restrictions deemed appropriate by the Committee.

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10.6        Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents may, in the Committee’s sole discretion and as set forth in the applicable Award Agreement, be credited on Performance Units and Performance Shares thereto as of the record date for such dividend or distribution. Payment of such dividends or distributions is subject to the vesting of the underlying Award as set forth in ARTICLE XIII.

10.7        Termination of Service. Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Performance Units or Performance Shares after his or her Termination of Service with the Company or an Affiliate. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Awards of Performance Units or Performance Shares, and may reflect, among other things, distinctions based on the reasons for the Termination of Service.

10.8        Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units and Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan will be exercisable during the Participant’s lifetime only by the Participant or Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

10.9        Other Awards. In addition to the Awards described in the foregoing sections of the Plan, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

ARTICLE XI        PERFORMANCE GOALS

11.1        Performance Goals. The general performance measures (the “Performance Goals”) to be used for purposes of certain Awards will be determined by the Committee and may include any of the following:

(a)        earnings before any or all of interest, tax, depreciation or amortization (actual or adjusted and either in the aggregate or on a per-Share basis);

(b)        earnings (either in the aggregate or on a per-Share basis);

(c)        net income or loss (either in the aggregate or on a per-Share basis);

(d)        operating profit;

(e)        cash flow (either in the aggregate or on a per-Share basis);

(f)        free cash flow (either in the aggregate on a per-Share basis);

(g)        costs;

(h)        gross revenues;

(i)        reduction in expense levels;

(j)        operating and maintenance cost management and employee productivity;

(k)        Share price or total stockholder return (including growth measures and total stockholder return, relative stockholder return or attainment by the Shares of a specified value for a specified period of time);

(l)        net economic value;

(m)        economic value added;

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(n)        aggregate product unit and pricing targets;

(o)        strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(p)        achievement of educational, accreditation, compliance or culture (Institutional Self Assessments) goals;

(q)        achievement of objectives relating to diversity, employee satisfaction or turnover, student retention rates, student graduation rates and/or student placement rates;

(r)        results of customer satisfaction surveys; and/or

(s)        debt ratings, debt leverage and debt service.

The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Goals may differ for Awards to different Participants. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Goals may apply to the Participant, a department, unit, division or function within the Company or any one or more Affiliates, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

11.2        Performance Goal Definitions. The Committee may specify any reasonable definitions of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to acquisitions or divestitures, foreign exchange impacts, or a change in accounting principles.

11.3        Adjustments. The Committee will have the discretion to adjust targets set for pre- established Performance Goals.

ARTICLE XII        ANNUAL INCENTIVE AWARDS

12.1        Grants of Annual Incentive Awards. Subject to and consistent with the provisions of the Plan, Annual Incentive Awards may be granted to any Eligible Employee in accordance with the provisions of this ARTICLE XII. The Committee shall designate the Eligible Employees who will be granted an Annual Incentive Award for a calendar year. The Committee may designate an Eligible Employee as eligible for a full calendar year or for a period of less than a full calendar year. The opportunity to be granted an Annual Incentive Award shall be evidenced by an Award Agreement or in such form as the Committee may approve, which shall specify the Eligible Employee’s Bonus Opportunity, the relevant performance goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

12.2        Determination of Amount of Annual Incentive Awards.

(a)        Aggregate Maximum. The Committee may establish guidelines as to the maximum amount of Annual Incentive Awards payable for any calendar year to all Participants in the aggregate.

(b)        Establishment of Performance Goals and Bonus Opportunities. The Committee shall establish the performance goals for a calendar year (which may be the same or different for some or all Eligible Employees)

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and shall establish the threshold, target and maximum Bonus Opportunity for each Participant for the attainment of specified threshold, target and maximum performance outcomes. Performance goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine.

(c)        Committee Certification and Determination of Amount of Annual Incentive Award. The Committee shall determine and certify in writing the degree of attainment of performance goals as soon as administratively practicable after the end of each calendar year, but not later than seventy-five (75) days after the end of such calendar year. The Committee shall determine a Participant’s maximum Annual Incentive Award based on the level of attainment of the performance goals (as certified by the Committee) and the Participant’s Bonus Opportunity. The Committee reserves the discretion to adjust the amount of a Participant’s Annual Incentive Award. The determination of the Committee to reduce (or not pay) a Participant’s Annual Incentive Award for a calendar year shall not affect the maximum Annual Incentive Award payable to any other Participant.

(d)        Termination of Service. If a Participant experiences a Termination of Service during a calendar year, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of an Annual Incentive Award with respect to such calendar year to such Participant in accordance with the foregoing provisions of this Section 12.2, and in the absence of such determination by the Committee, the Participant shall receive no Annual Incentive Award for such calendar year.

12.3        Time of Payment of Annual Incentive Awards. Annual Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Award payable under ARTICLE XII, but not later than two and one-half (2 1⁄2) months after the end of the applicable calendar year.

12.4        Form of Payment of Annual Incentive Awards. A Participant’s Annual Incentive Award for a calendar year shall be paid in cash, Shares, Restricted Stock, Options or any other form of an Award or any combination thereof as provided in the Award Agreement or in such form as the Committee may approve.

ARTICLE XIII        DIVIDEND EQUIVALENTS

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards (other than Options and SARs), on such terms and conditions as the Committee shall determine in accordance with Code Section 409A. Unless otherwise provided in the Award Agreement or in ARTICLE VIII and ARTICLE IX, Dividend Equivalents shall be paid immediately when accrued and, in no event, later than March 15 of the calendar year following the calendar year in which such Dividend Equivalents accrue. Unless otherwise provided in the Award Agreement or in ARTICLE VIII and ARTICLE IX, if the Participant incurs a Termination of Service prior to the date such Dividend Equivalents accrue, the Participant’s right to such Dividend Equivalents shall be immediately forfeited. Notwithstanding the foregoing or any provision of the Plan to the contrary, Dividend Equivalents credited to a Participant with respect to any unvested portion of an Award shall be subject to the same vesting or forfeiture restrictions as the Shares or units underlying the Award to which such Dividend Equivalents relate. For the avoidance of doubt, any such Dividend Equivalents will be deferred until, and shall only be paid contingent upon, the vesting of or lapse of forfeiture restrictions on the Award. Any Dividend Equivalents will be maintained as an account only on the books and records of the Company, and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

ARTICLE XIV        BENEFICIARY DESIGNATION

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant’s lifetime. If the Participant’s designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate or other entity described in the Participant’s Award Agreement.

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ARTICLE XV        RIGHTS OF EMPLOYEES

15.1        Employment. Nothing in the Plan will interfere with or limit in any way the right of the Company or any affiliate of the Company (as defined in federal securities laws) to terminate any Participant’s employment or service at any time, or confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

15.2        Participation. No Eligible Employee will have the right to receive an Award under this Plan, or, having received any Award, to receive a future Award.

ARTICLE XVI        CHANGE IN CONTROL

16.1        Change in Control. Upon the occurrence of a Change in Control, the provisions of this ARTICLE XVI shall apply to Awards, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

16.2        Options and SARs.

(a)        Any outstanding Options and SARs, unless assumed by the successor Company or exchanged by the Company for a Replacement Award, will become immediately exercisable (and will deemed to be exercisable immediately prior to the Change in Control), and will remain exercisable throughout the remainder of their term (the “Vested Options and SARs”); provided, however, that, with respect to Vested Options and SARs that are not exercised upon the Change in Control, such Vested Options and SARs will be subject to the provisions of Section 16.5 below, as applicable.

(b)        Any Option or SAR may be exchanged by the Company upon the Change in Control for a Replacement Award that satisfies the conditions of this Section 16.2(b). The Replacement Award shall have equivalent value and vest and become exercisable in accordance with the vesting schedule and term for exercisability, in each case that applied to the corresponding Option or SAR for which it is being exchanged; provided, however, that if within the twenty-four (24) months immediately following such Change in Control, the Participant experiences a Termination of Service by the Company without Cause (as defined in the Participant’s employment agreement for Participants who are party to an employment agreement with the Company), such Award, to the extent then outstanding, shall become fully vested and exercisable upon such Termination of Service.

16.3        Restricted Stock and Restricted Stock Units.

(a)        Any Restriction Periods or other restrictions imposed on Restricted Stock and Restricted Stock Units that are not assumed by the successor Company or exchanged by the Company for a Replacement Award will lapse upon a Change in Control, except that the degree of vesting associated with those Awards that is conditioned on the achievement of performance conditions will be determined as set forth in Section 16.4(a).

(b)        Any Restricted Stock or Restricted Stock Unit may be exchanged by the Company upon the Change in Control for a Replacement Award that satisfies the conditions of this Section 16.3(b). The Replacement Award shall have equivalent value to the Award for which it is being exchanged and shall vest in accordance with the vesting schedule that applied to the corresponding Award for which it is being exchanged; provided, however, that if within the twenty-four (24) months immediately following such Change in Control, the Participant experiences a Termination of Service by the Company without Cause (as defined in the Participant’s employment agreement for Participants who are party to an employment agreement with the Company), such Award, to the extent then outstanding, shall become free of all contingencies, restrictions and limitations and become vested and transferable (or paid) upon such Termination of Service.

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16.4        Performance Units and Performance Shares.

(a)        Except as otherwise provided in the Award Agreement, the vesting of all Performance Units and Performance Shares that are not assumed by the successor Company or exchanged by the Company for a Replacement Award will be accelerated as of the effective date of the Change in Control, and Participants will be paid, within thirty (30) days after the effective date of the Change in Control, an amount in cash based on an assumed achievement of all relevant performance objectives at target levels.

(b)        Any Performance Share or Performance Unit may be exchanged by the Company upon a Change in Control for a Replacement Award that satisfies the conditions of this Section 16.4(b). The Replacement Award shall not be subject to any performance condition referred to in ARTICLE XI above or otherwise, but instead shall be subject solely to the restrictions, if any, of the Award for which it is being exchanged that are based on the passage of time through the expiration date of the performance period utilized in the Award for which it is being exchanged. The number or value of such Replacement Award shall be determined based on the assumed achievement of all of the relevant performance objectives of the Award for which it is being exchanged at their target levels. Notwithstanding the foregoing in this Section 16.4(b), if within the twenty-four (24) months immediately following such Change in Control, the Participant experiences a Termination of Service by the Company without Cause (as defined in the Participant’s employment agreement for Participants who are party to an employment agreement with the Company), such Replacement Award, to the extent then outstanding, shall become free of all contingencies, restrictions and limitations and become vested and transferable (or paid) upon such Termination of Service.

16.5        Change in Control Agreement.

(a)        If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for settlement of the Vested Options and SARs for the Change in Control Price (less, to the extent applicable, the per share Exercise Price or grant price), or, if the per share Exercise Price or grant price equals or exceeds the Change in Control Price, such Vested Options and SARs shall terminate and be cancelled.

(b)        To the extent that Restricted Stock and Restricted Stock Units settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction.

(c)        For purposes of this Section 16.5(c), “Change in Control Price” shall mean the Fair Market Value of a Share upon a Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Committee.

16.6        Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any provision in an Award Agreement, this ARTICLE XVI may not be terminated, amended or modified on or after the effective date of a Change in Control in a way that would adversely affect any Award in any material way theretofore granted to a Participant, unless the Participant gives his or her prior written consent to the termination, amendment or modification.

ARTICLE XVII        AMENDMENT, MODIFICATION AND TERMINATION

17.1        Amendment, Modification and Termination. Subject to Section 16.6, the Committee or Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part. The Committee or Board will not, however, increase the number of Shares that may be issued or transferred to Participants under the Plan, as described in Section 4.1(a) (and subject to adjustment as provided in Sections 4.2 and 4.3).

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Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised). Except as provided in Sections 4.3 and 17.2, the Committee will not, however, modify any outstanding Option or SAR so as to specify a lower Exercise Price or grant price (and will not cancel an Option or SAR and substitute for it an Option or SAR with a lower Exercise Price or grant price), without the approval of the Company’s stockholders. In addition, except as provided in Sections 4.3 and 17.2, the Committee may not cancel an outstanding Option or SAR whose Exercise Price or grant price is equal to or greater than the current Fair Market Value of a Share and substitute for it another Award or cash payment without the prior approval of the Company’s stockholders. Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan. In addition, the Committee shall not have the authority to take any action with respect to an Award to the extent that such action would cause an Award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto (or if such Award is already subject to Code Section 409A, so as not to give rise to liability under Code Section 409A).

17.2        Adjustment of Awards. The Committee may, using reasonable care, make adjustments in the terms and conditions of, and the criteria included in, Awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or its financial statements, (b) in recognition of changes in applicable laws, regulations, or accounting principles, or (c) whenever the Committee determines that such adjustments are necessary, equitable and/or appropriate.

17.3        Awards Previously Granted. No termination, amendment or modification of the Plan will adversely affect in any material way any Award already granted, without the written consent of the Participant who holds the Award.

17.4        Compliance with Code Section 409A. The Plan and Awards, and all amounts payable with respect to Awards, are intended to comply with, or be exempt from, Code Section 409A and the interpretative guidance thereunder and shall be construed, interpreted and administered accordingly. If an unintentional operational failure occurs with respect to Code Section 409A, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure to the extent possible in accordance with any correction procedure established by the U.S. Department of the Treasury. If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her Termination of Service, no amount that is subject to Code Section 409A and that becomes payable by reason of such Termination of Service shall be paid to the Participant before the earlier of (i) the expiration of the six (6) month period measured from the date of the Participant’s Termination of Service, and (ii) the date of the Participant’s death. A Termination of Service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination,” “termination of employment,” “Termination of Service” or like terms shall mean a “separation from service.” A separation from service shall be deemed to occur if it is anticipated that the level of services the Participant will perform after a certain date (whether as an Employee or as an independent contractor) will permanently decrease to no more than twenty percent (20%) of the average level of services provided by the Participant in the immediately preceding thirty-six (36) months.

ARTICLE XVIII        WITHHOLDING

18.1        Taxes. Subject to compliance with all applicable legal requirements, the Company shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or Shares issuable under such Participant’s Award, and the Company may defer payment or issuance of the cash or Shares upon exercise or settlement of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Company

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and, in the Company’s sole discretion, such withholding obligation shall be satisfied by (a) having the Company withhold from such Award that number of Shares whose aggregate Fair Market Value on the date such Shares are withheld satisfies the amount of withholding taxes due, provided that the number of such Shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences, (b) direct payment (including by payroll deduction) by the Participant to the Company in cash of the amount of any taxes required to be withheld with respect to such Award, or (c) a combination of (a) and (b). Notwithstanding the foregoing, with respect to all Awards other than Options, if a Participant’s benefit is to be received in the form of Shares, then, unless otherwise determined by the Committee, the Company will withhold from such Award that number of Shares whose aggregate Fair Market Value on the date such Shares are withheld satisfies the amount of withholding taxes due, provided that the number of such Shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

18.2        Notification under Code Section 83(b). If a Participant, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under Code Section 83(b) to include in such Participant’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Participant shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Participant from making the election described above.

ARTICLE XIX        INDEMNIFICATION

Each Person who is or has been a member of the Committee or the Board will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

ARTICLE XX        SUCCESSORS

All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation or otherwise.

ARTICLE XXI        GENERAL PROVISIONS

21.1        Number. Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.

21.2        Severability. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

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21.3        Requirements of Law. The granting of Awards and the issuance of Shares or cash payouts under the Plan will be subject to all applicable laws, rules and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.

21.4        Possible Reduction of Amounts due to Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 21.4), either alone or together with other payments or rights accruing to the Participant from the Company (“Total Payments”), would constitute a “parachute payment” (as defined in Code Section 280G and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 21.4 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Code Section 4999 and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction only for Federal income taxes.

21.5        Securities Law Compliance. As to any individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

21.6        Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (a) establish a sub-plan hereunder and/or rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (b) grant Awards to such Participants in accordance with those rules.

21.7        Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, the Participant’s rights are no greater than those of a general creditor of the Company. The Committee may authorize the establishment of trusts or other arrangements to meet the obligations created under the Plan, so long as the arrangement does not cause the Plan to lose its legal status as an unfunded plan.

21.8        Governing Law. To the extent not preempted by federal law, the Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

21.9        Employment Agreement Supersedes Award Agreement. In the event a Participant is a party to an employment agreement with the Company or an Affiliate that provides for vesting or extended exercisability of equity compensation with respect to any Awards on terms more favorable to the Participant than the Participant’s Award Agreement or the Plan, the employment agreement shall be controlling with respect to such Awards; provided that (a) if the Participant is a Person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company, any terms in the employment agreement requiring Compensation Committee of the Board, Board or stockholder approval in order for an exemption from Section 16(b) of the Exchange Act to be available shall have been approved by the

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Compensation Committee of the Board, the Board or the stockholders, as applicable, and (b) the employment agreement shall not be controlling to the extent the Participant and the Company agree it shall not be controlling, and (c) an employment agreement or modification to an employment agreement shall be deemed to modify the terms of any pre- existing Award only if the terms of the employment agreement expressly so provide.

21.10        Plan Document Controls. The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

21.11        Other Acknowledgments. Nothing in this Plan or any Award Agreement restricts or prohibits a Participant from initiating communications directly with, responding to any inquiries from, providing testimony before, providing documents or other information to, reporting possible violations of law or regulation to, or from filing a claim or charge or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, the Congress, or any agency Inspector General, or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation.

ARTICLE XXII        INCENTIVE COMPENSATION RECOUPMENT POLICY

Notwithstanding any provision in the Plan or in any Award Agreement to the contrary, the Plan and all Awards issued thereunder shall be subject to any compensation recovery and/or recoupment policy adopted and amended from time to time by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices.

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PERDOCEO EDUCATION CORPORATION
ATTN: MICHELE CHAFFEE
231 N MARTINGALE ROAD
SCHAUMBURG, IL 60173
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PERDOCEO EDUCATION CORPORATION
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees: For Against Abstain
1a. Dennis H. Chookaszian
1b. Kenda B. Gonzales
1c. Patrick W. Gross
1d. William D. Hansen
1e. Gregory L. Jackson
1f. Thomas B. Lally
1g. Todd S. Nelson
1h. Leslie T. Thornton
1i. Alan D. Wheat
The Board of Directors recommends you vote FOR For Against Abstain proposal 2.
2. Advisory Vote to Approve Executive Compensation Paid
by the Company to its Named Executive Officers.
The Board of Directors recommends you vote FOR For Against Abstain proposal 3.
3. Approval of the Perdoceo Education Corporation
Amended and Restated 2016 Incentive Compensation Plan.
The Board of Directors recommends you vote FOR For Against Abstain proposal 4.
4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
D46163-P48724
PERDOCEO EDUCATION CORPORATION
Annual Meeting of Stockholders
June 3, 2021 9:00 AM
This proxy is solicited by the Board of Directors
The undersigned hereby appoints Jeffrey D. Ayers and Michele R. Chaffee and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof and in such proxyholder’s or proxyholders’ judgment upon any other matters that may properly come before the Annual Meeting, all the Common Stock of Perdoceo Education Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held on June 3, 2021 or at any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held on June 3, 2021, beginning at 9:00 AM, Central Daylight Saving Time, at the campus support center at Perdoceo Education Corporation, 231 North Martingale Road, Schaumburg, Illinois 60173. To obtain directions to attend the 2021 Annual Meeting and vote in person, you may call our Investor Relations support team at Alpha IR Group at (312) 445-2870. The undersigned hereby revokes ALL previous proxies given to vote at the 2021 Annual Meeting or at any adjournment or postponement thereof. Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in proposal 1, FOR proposal 2, FOR proposal 3 and FOR proposal 4. In addition, this proxy confers discretionary authority to the persons named as proxies herein to vote, in their sole discretion, on any other matters that may properly come before the Annual Meeting to the extent permitted by Rule 14a - 4(c) of the Securities Exchange Act of 1934, as amended. Proposals 1, 2, 3 and 4 are being proposed by Perdoceo Education Corporation.
Continued and to be signed on reverse side